CRESTAR
                                                                  [LOGO OMITTED]
                                NOVEMBER 30, 1998

                                      CREST
                                   -----------
                                      FUNDS
                                Cash Reserve Fund
                            U.S. Treasury Money Fund
                               Tax Free Money Fund
                             Limited Term Bond Fund
                             Intermediate Bond Fund
                              Government Bond Fund
                    Virginia Intermediate Municipal Bond Fund
                          Virginia Municipal Bond Fund
                          Maryland Municipal Bond Fund
                                   Value Fund
                            Capital Appreciation Fund
                               Special Equity Fund
                      Life Vision Maximum Growth Portfolio
                     Life Vision Growth and Income Portfolio
                         Life Vision Balanced Portfolio

                                  Annual Report

                                                                CRESTFUNDS, INC.
DEAR CRESTFUNDS SHAREHOLDER:

     The ups and downs of the U.S. financial markets during 1998 tested the mettle of many investors, but those who rode out the turbulent times were well rewarded. The stock market generated a fourth consecutive year of double-digit returns; a feat unequaled since the 1949-1952 era. The fixed-income markets also produced above average returns during the year, and money market funds returns were three times the level of inflation.
     In our last annual letter we warned that a number of events could rattle the financial markets in 1998, but that if the economy continued to expand and inflation remained low, as we forecasted, the overall backdrop for financial assets would remain positive. Economic growth, in aggregate, was very good, and inflation remained below 2%. This helped the U.S. markets weather the problems and fallout from the Asian financial crisis. While we are encouraged by the steps that have been taken by policy makers around the world in dealing with this problem, we also know that it will remain a significant issue as we enter 1999.

A REVIEW OF 1998
     The past year was another one of exceptional growth accompanied by low inflation. Unlike previous years, the strength in the U.S. economy was more narrowly concentrated in the consumer sector (the "front end" of the economy), while the manufacturing sector (the "back end" of the economy) began to experience slower growth.
     In typical business cycles, excessive spending growth causes inflation to accelerate. This forces the Federal Reserve to raise interest rates to slow the economy and curb inflation. The current environment is quite different, however, in that the negative economic pressures are largely related to problems in Asia, Russia and Latin America, and their impact on U.S. manufacturers. Said another way, the U.S. economy was "rear-ended" by the Asian financial crisis. Exports from U.S. companies to those regions fell significantly in 1998. In addition, U.S. manufacturers competing with Asian producers felt pricing pressure linked to the rising value of the dollar. The result was a gradual slowing in S&P 500 operating profits, which had declined approximately 3% on a year-over-year basis by the third quarter, and are likely to remain sluggish for several more quarters.
     This economic stress was compounded by a world financial markets crisis brought on by the unexpected "restructuring" of sovereign debt by Russia in early Summer. Smaller, less developed financial systems in emerging market economies experienced a sudden flight of capital to the relative safety of U.S. Treasury securities. The S&P 500 fell nearly 20% between July 17th and the end of August, as investors fled the high-flying stock market for the fixed-income and money markets. In fact, the damage to the overall stock market was even greater. The average stock in the S&P 500 fell over 28% from its 52-week high by the end of the third quarter, and small-cap stocks fared even worse. The average decline from the 52-week high by small-cap stocks (less than $250 million in market capitalization) was over 53% by September 30th.
     The reaction to the crisis by world central banks and the fixed-income markets was quick and dramatic. Long U.S. Treasury yields fell from nearly 5.75% to just over 4.70% in six weeks. The Federal Reserve lowered interest rates three times in an effort to restore liquidity to the stock and bond markets. Between October 1st and November 30th, central banks around the world cut interest rates over 50 times in total. President Clinton appeared on national television to urge Congress to approve additional funding for the International Monetary Fund.
     Ironically, the initial impact of these crises on the American consumer (the front end) was very positive: home mortgage rates fell to 30-year lows, the strong dollar increased purchasing power, and commodity prices, especially oil and gasoline, fell. Consumers in the U.S. took advantage of their newly discovered wealth by purchasing homes, refinancing existing mortgages, and buying new cars. Inflation-adjusted consumption expenditures grew at over 4% at an annual rate during the third quarter.
     The quick and somewhat coordinated reaction by central banks combined with renewed consumer spending propelled the stock markets higher in early October and the S&P 500 reached a new high on November 24th, just before Thanksgiving Day. The S&P 500 closed the fiscal year (November 30, 1998) with price-only gain of 21.8%. This was one of the quickest stock market recoveries in recent memory. U.S. Treasury yields reversed a portion of the Summer rally, but the 30-year Treasury bond closed the fiscal year with a yield of 5.07% compared to a 6.04% yield on November 30, 1997.

THE OUTLOOK FOR 1999
     There are three key factors affecting the outlook for 1999. The first is the outlook for inflation. The Consumer Price Index rose just 1.5% in the twelve months ended November 1998, compared with a 1.7% rise for all of 1997 and 3.5% in 1996. Low inflation is a positive influence on both the stock and bond markets. For stocks, low inflation justifies higher multiples that investors pay for future earnings. Analysts often measure this by calculating the price/earnings ratio or P/E ratio. In the fixed-income markets low inflation rates translate into higher real returns for bond investors. We continue to believe that inflation will remain low in the year ahead, but we are less confident that inflation will move significantly lower as it has in recent years.
     The second factor is the outlook for U.S. corporate profits and what the impact will be from the continuing spread of the global financial crises. Companies have "confessed" that near term earnings may not match analysts' expectations. Many companies have merged as a means of sustaining or creating growth and achieving new efficiencies, and layoffs have increased. In this sense, the front end of the economy is only now beginning to feel the negative effects of the "Asian Flu".
     The third factor is what value investors will place on earnings. The low inflation environment that has developed since the early 1980s has given investors greater confidence to buy equities and attach greater value to expected future earnings. Over the past fifteen years, approximately one-third of the return in stocks is estimated to have come from investors paying more for each dollar earned; low inflation equates to higher price/earnings ratios. By the end of November 1998, the P/E ratio was at record levels. If inflation, while low, does not move significantly lower next year, current valuations may only remain steady at best. This would lead one to believe that a more reasonable expectation for 1999 would be a return comparable to the year over year growth in corporate profits. But, as we know, records are made to be broken.
     Our current expectation is that corporate profits could continue to reflect the stresses and strains of the global financial crises in the coming quarters. Further mergers and acquisitions could reflect desires to improve market share position as well as achieve additional cost efficiencies. It is still not evident that companies have the ability to raise prices as a means of improving profit margins. If current P/E ratios hold, we would expect stock returns to rise in the mid to high-single digits in the coming year. This would be attractive relative to inflation, but below the double-digit returns many investors have received in recent years. Despite the drop in interest rates over the past year, we continue to believe that bonds represent value in a projected environment of slower economic growth and low inflation.
     On behalf of all of us who manage CrestFunds, thank you for the opportunity to serve you. Please let us know if there is more we can do to help fulfill your investment objectives.


Sincerely,

/s/Ben L. Jones, CFA
Ben L. Jones, CFA
President & Chief Investment Officer
Crestar Asset Management Company
a wholly-owned subsidiary of Crestar Bank
and part of the Crestar Investment Group

November, 1998

CRESTFUNDS, INC.: LIMITED TERM BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Limited Term Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 1 and 5 years.

YEAR IN REVIEW

The fixed-income markets had another good year of above-average returns. Bonds benefited from continued low inflation as well as turmoil in the global capital markets. The yield on the 30-year Treasury bond fell nearly a full percentage point from 6.04% to 5.07% by November 30, 1998, the close of the fiscal year. A significant development during the year was a more pronounced yield differential between the highest quality U.S. Treasury securities and other fixed-income bonds such as corporate and mortgage-backed issues. This could present attractive investment opportunities for the coming year.

The economy continued to expand at a strong pace for much of the year, in part due to a decision by the Federal Reserve to hold short-term interest rates steady in the wake of the 1997 Asian financial crisis. The fear or expectation was that the economic decline in the Far East would act as a brake on the domestic expansion. While exports to Asia did fall dramatically, consumer spending propelled the economy forward, supported by job growth, lower mortgage rates and falling commodity prices, especially for gasoline. Two areas that reflected the strength in consumption were the housing and auto markets which hit new cyclical highs during the year.

Inflation remained low in 1998, as reflected by a modest 1.5% rise in the Consumer Price Index during the twelve months ended November 1998. The favorable trend was due in part to significant declines in commodity prices during the year, particularly for energy. Concerns of a sharp rise in wages due to tight labor markets were not realized in part due to continued gains in productivity.

Perhaps the most significant factor affecting the bond markets during the year was the renewed deterioration in the Asian economies that spread to Russia and Latin America during the third quarter. The impact on U.S. fixed-income markets was two-fold. The first was a global flight to the perceived safety of U.S. Treasury securities, pushing yields sharply lower over the summer. The second effect was a drying up of liquidity for other types of bonds, pushing quality spreads up to levels not seen since the last recession. Many investors became concerned that the sharp drop in demand for U.S. exports and reduced U.S. competitiveness might increase the risk of default in many companies. Severe illiquidity in the bond markets was a major reason behind the three Federal Reserve interest rate cuts between the end of September and November.

As a result of these forces, long term Treasury securities generated the greatest returns for the year, followed by U.S. agency bonds and investment grade corporate notes. As expected, bonds of companies with limited or no exposure to foreign economies outperformed the overall corporate market. The general decline in interest rates, increased volatility, and a sharp acceleration in mortgage pre-payments caused the high-quality mortgage-backed security market to lag in performance.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1998

[PIE CHART OMITTED]
Corporates -- 26%
Municipal Bonds -- 1%
Cash Equivalents -- 4%
Treasuries & Agencies -- 5%
Mortgage/Asset Backed -- 64%

CRESTFUNDS, INC.: LIMITED TERM BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
              Investment in the CrestFunds Limited Term Bond Fund,
     Trust Class, versus the Merrill Lynch 1-5 Year Gov't./Corp. Bond Index, and the Lehman Intermediate Gov't/Corp Bond Index

                               [LINE GRAPH OMITTED]
                             Plot points to follow:
     CrestFunds Limited Term     Merrill Lynch 1-5 Year    Lehman Intermediate
     Bond Fund, Trust Class     Gov't/Corp. Bond Index    Gov't/Corp. Bond Index
9/30/92      $1,000,000                $1,000,000                $1,000,000
11/92           988,000                   987,000                   983,000
11/93         1,076,000                 1,065,000                 1,079,000
11/94         1,059,000                 1,061,000                 1,059,000
11/95         1,181,000                 1,190,000                 1,213,000
11/96         1,234,000                 1,260,000                 1,284,000
11/97         1,306,000                 1,336,000                 1,365,000


The CrestFunds Limited Term Bond Fund investment strategy was to selectively increase exposure to mortgage-backed and corporate securities during these turbulent times as a means of improving current yield as well as future total return within the fund. The average duration of the fund was kept relatively neutral to the benchmark.

We remain optimistic on the outlook for bonds in the coming year. Economic growth is likely to be positive and inflation pressures should remain in check. Continued growth in the economy reduces the risk of credit downgrades and defaults, and inflation-adjusted yields still present an attractive vehicle for many investors. While Federal Reserve policy is likely to be neutral over the near-term, we believe that the Fed will be willing to lower short term rates further if the economy shows signs of weakness. We look for high volatility to persist into 1999 as these global challenges surface and are addressed, but we believe the bond markets offer attractive potential returns to long term investors.


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     --------------------------------------
                                                         TRUST CLASS
                                                         -----------
1 YEAR                                                      6.39%
3 YEAR                                                      5.58%
LIFE OF FUND                                                5.49%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                                                         TRUST CLASS
                                                         -----------
1 YEAR                                                      6.39%
3 YEAR                                                     17.69%
LIFE OF FUND                                               39.04%
Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers Government/Corporate Intermediate Bond Index, an unmanaged index, is a broad measure of the performance of Intermediate (one-to ten-year) bonds, Merrill Lynch 1-5 year Government/Corporate Bond Index, an unmanaged index, is a broad measure of the performance of one to five year bonds. They both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Intermediate Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 5 and 10 years.

YEAR IN REVIEW

The fixed-income markets had another good year of above-average returns. Bonds benefited from continued low inflation as well as turmoil in the global capital markets. The yield on the 30-year Treasury bond fell nearly a full percentage point from 6.04% to 5.07% by November 30, 1998, the close of the fiscal year. A significant development during the year was a more pronounced yield differential between the highest quality U.S. Treasury securities and other fixed-income bonds such as corporate and mortgage-backed issues. This could present attractive investment opportunities for the coming year.

The economy continued to expand at a strong pace for much of the year, in part due to a decision by the Federal Reserve to hold short-term interest rates steady in the wake of the 1997 Asian financial crisis. The fear or expectation was that the economic decline in the Far East would act as a brake on the domestic expansion. While exports to Asia did fall dramatically, consumer spending propelled the economy forward, supported by job growth, lower mortgage rates and falling commodity prices, especially for gasoline. Two areas that reflected the strength in consumption were the housing and auto markets which hit new cyclical highs during the year.

Inflation remained low in 1998, as reflected by a modest 1.5% rise in the Consumer Price Index during the twelve months ended November 1998. The favorable trend was due in part to significant declines in commodity prices during the year, particularly for energy. Concerns of a sharp rise in wages due to tight labor markets were not realized in part due to continued gains in productivity.

Perhaps the most significant factor affecting the bond markets during the year was the renewed deterioration in the Asian economies that spread to Russia and Latin America during the third quarter. The impact on U.S. fixed-income markets was two-fold. The first was a global flight to the perceived safety of U.S. Treasury securities, pushing yields sharply lower over the summer. The second effect was a drying up of liquidity for other types of bonds, pushing quality spreads up to levels not seen since the last recession. Many investors became concerned that the sharp drop in demand for U.S. exports and reduced U.S. competitiveness might increase the risk of default in many companies. Severe illiquidity in the bond markets was a major reason behind the three Federal Reserve interest rate cuts between the end of September and November.

As a result of these forces, long term Treasury securities generated the greatest returns for the year, followed by U.S. agency bonds and investment grade corporate notes. As expected, bonds of companies with limited or no exposure to foreign economies outperformed the overall corporate market. The general decline in interest rates, increased volatility, and a sharp acceleration in mortgage pre-payments caused the high-quality mortgage-backed security market to lag in performance.


FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1998

[PIE CHART OMITTED]
Treasuries & Agencies -- 14%
Cash Equivalents -- 4%
Municipal Bonds -- 1%
Corporates -- 13%
Mortgage/Asset Backed -- 68%

CRESTFUNDS, INC.: INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
              Investment in the CrestFunds Intermediate Bond Fund,
          Trust Class, versus the Lehman Brothers Aggregate Bond Index


                              [LINE GRAPH OMITTED]
                              Plot points to follow:

          CrestFunds Intermediate Bond       Lehman Brothers
                Fund, Trust Class         Aggregate Bond Index
9/30/92            $1,000,000                    $1,000,000
11/92                 976,000                       987,000
11/93               1,079,000                     1,094,000
11/94               1,028,000                     1,061,000
11/95               1,208,000                     1,248,000
11/96               1,251,000                     1,324,000
11/97               1,332,000                     1,424,000
11/98               1,432,000                     1,559,000





INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
              Investment in the CrestFunds Intermediate Bond Fund,
        Investor A Class, versus the Lehman Brothers Aggregate Bond Index



                              [LINE GRAPH OMITTED]
                             Plot points to follow:
          CrestFunds Intermediate Bond Fund,            Lehman Brothers
                 Investor A Class                  Aggregate Bond Index
5/31/93              $ 9,700                             $10,000
11/93                 10,032                              10,396
11/94                  9,559                              10,078
11/95                 11,191                              11,856
11/96                 11,629                              12,574
11/97                 12,379                              13,527
11/98                 13,309                              14,804


The CrestFunds Intermediate Bond Fund investment strategy was to selectively increase exposure to mortgage-backed and corporate securities during these turbulent times as a means of improving current yield as well as future total return within the fund. The average duration of the fund was kept relatively neutral to the benchmark.

We remain optimistic on the outlook for bonds in the coming year. Economic growth is likely to be positive and inflation pressures should remain in check. Continued growth in the economy reduces the risk of credit downgrades and defaults, and inflation-adjusted yields still present an attractive vehicle for many investors. While Federal Reserve policy is likely to be neutral over the near-term, we believe that the Fed will be willing to lower short term rates further if the economy shows signs of weakness. We look for high volatility to persist into 1999 as these global challenges surface and are addressed, but we believe the bond markets offer attractive potential returns to long term investors.


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                  TRUST CLASS                      INVESTORS CLASS A
                  -----------                      -----------------
                                               with load       without load
1 YEAR               7.52%                      4.27%              7.51%
3 YEAR               5.96%                      4.89%              5.95%
LIFE OF FUND         6.04%                      5.12%              5.71%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                  TRUST CLASS                      INVESTORS CLASS A
                  -----------                      -----------------
                                               with load       without load
1 YEAR               7.52%                      4.27%              7.51%
3 YEAR              18.95%                      8.52%             18.92%
LIFE OF FUND        43.69%                     32.00%             36.13%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is a broad measure of bond performance. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Government Bond Fund seeks to provide a high level of current income in a manner consistent with preserving principal by investing primarily in obligations issued or guaranteed by US Government or its agencies or instrumentalities. There are no limits on the dollar-weighted average portfolio maturity of the Fund.

YEAR IN REVIEW

The fixed-income markets had another good year of above-average returns. Bonds benefited from continued low inflation as well as turmoil in the global capital markets. The yield on the 30-year Treasury bond fell nearly a full percentage point from 6.04% to 5.07% by November 30, 1998, the close of the fiscal year. A significant development during the year was a more pronounced yield differential between the highest quality U.S. Treasury securities and other fixed-income bonds such as corporate and mortgage-backed issues. This could present attractive investment opportunities for the coming year.

The economy continued to expand at a strong pace for much of the year, in part due to a decision by the Federal Reserve to hold short-term interest rates steady in the wake of the 1997 Asian financial crisis. The fear or expectation was that the economic decline in the Far East would act as a brake on the domestic expansion. While exports to Asia did fall dramatically, consumer spending propelled the economy forward, supported by job growth, lower mortgage rates and falling commodity prices, especially for gasoline. Two areas that reflected the strength in consumption were the housing and auto markets which hit new cyclical highs during the year.

Inflation remained low in 1998, as reflected by a modest 1.5% rise in the Consumer Price Index during the twelve months ended November 1998. The favorable trend was due in part to significant declines in commodity prices during the year, particularly for energy. Concerns of a sharp rise in wages due to tight labor markets were not realized in part due to continued gains in productivity.

Perhaps the most significant factor affecting the bond markets during the year was the renewed deterioration in the Asian economies that spread to Russia and Latin America during the third quarter. The impact on U.S. fixed-income markets was two-fold. The first was a global flight to the perceived safety of U.S. Treasury securities, pushing yields sharply lower over the summer. The second effect was a drying up of liquidity for other types of bonds, pushing quality spreads up to levels not seen since the last recession. Many investors became concerned that the sharp drop in demand for U.S. exports and reduced U.S. competitiveness might increase the risk of default in many companies. Severe illiquidity in the bond markets was a major reason behind the three Federal Reserve interest rate cuts between the end of September and November.

As a result of these forces, long term Treasury securities generated the greatest returns for the year, followed by U.S. agency bonds and investment grade corporate notes. As expected, bonds of companies with limited or no exposure to foreign economies outperformed the overall corporate market. The general decline in interest rates, increased volatility, and a sharp acceleration in mortgage pre-payments caused the high-quality mortgage-backed security market to lag in performance.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1998

[PIE CHART OMITTED]
Treasuries & Agencies -- 17%
Cash Equivalents -- 5%
Municipal Bonds -- 1%
Corporates -- 8%
Mortgage/Asset Backed -- 69%

CRESTFUNDS, INC.: GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
               Investment in the CrestFunds Government Bond Fund,
          Trust Class, versus the Lehman Brothers Government Bond Index


                              [LINE GRAPH OMITTED]
                             Plot points to follow:
          CrestFunds Government Bond           Lehman Brothers
              Fund, Trust Class             Goverment Bond Index
4/30/95           $1,000,000                      $1,000,000
11/95              1,110,000                       1,100,000
11/96              1,144,000                       1,158,000
11/97              1,213,000                       1,243,000
11/98              1,317,000                       1,377,000


INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
               Investment in the CrestFunds Government Bond Fund,
       Investor B Class, versus the Lehman Brothers Government Bond Index



                              [LINE GRAPH OMITTED]
                             Plot points to follow:
          CrestFunds Government Bond     Lehman Brothers
            Fund, Investor B Class    Government Bond Index
4/30/95             $10,000                     $10,000
11/95                11,066                      10,999
11/96                11,301                      11,583
11/97                11,885                      12,432
11/98                12,486                      13,770




The CrestFunds Government Bond Fund investment strategy was to selectively increase exposure to mortgage-backed and corporate securities during these turbulent times as a means of improving current yield as well as future total return within the fund. The average duration of the fund was kept relatively neutral to the benchmark.

We remain optimistic on the outlook for bonds in the coming year. Economic growth is likely to be positive and inflation pressures should remain in check. Continued growth in the economy reduces the risk of credit downgrades and defaults, and inflation-adjusted yields still present an attractive vehicle for many investors. While Federal Reserve policy is likely to be neutral over the near-term, we believe that the Fed will be willing to lower short term rates further if the economy shows signs of weakness. We look for high volatility to persist into 1999 as these global challenges surface and are addressed, but we believe the bond markets offer attractive potential returns to long term investors.


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                 TRUST CLASS                      INVESTORS CLASS B
                 -----------                      -----------------
                                       with back-end load  without back-end load
1 YEAR              8.63%                      2.58%              7.58%
3 YEAR              5.87%                      4.02%              4.93%
LIFE OF FUND        8.05%                      6.38%              7.08%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                 TRUST CLASS                      INVESTORS CLASS B
                 -----------                      -----------------
                                       with back-end load without back-end load
1 YEAR              8.63%                      2.58%              7.58%
3 YEAR             18.67%                     12.55%             15.54%
LIFE OF FUND       32.73%                     25.09%             28.09%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers Government Bond Index, an unmanaged index, is a broad measure of the performance of government bonds. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares.

CRESTFUNDS, INC.: VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Virginia Intermediate Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 5 and 10 years.

YEAR IN REVIEW

The fixed-income markets had another good year of returns. Bonds generally benefited from continued low inflation as well as turmoil in the global capital markets. The yield on the 30-year Treasury bond fell nearly a full percentage point from 6.04% to 5.07% by November 30, 1998, the close of the fiscal year. Municipal bond yields also fell but to a lesser degree. The yield on a 10-year AAA general obligation bond fell from 4.59% on November 30, 1997 to 4.16% at the end of the fiscal year. This was a significant development in the tax-exempt markets and could present attractive investment opportunities for the coming year.

The economy continued to expand at a strong pace for much of the year, in part due to a decision by the Federal Reserve to hold short-term interest rates steady in the wake of the 1997 Asian financial crisis. The fear or expectation was that the economic decline in the Far East would act as a brake on the domestic expansion. While exports to Asia did fall dramatically, consumer spending propelled the economy forward, supported by job growth, lower mortgage rates and falling commodity prices, especially for gasoline. Two areas that reflected the strength in consumption were the housing and auto markets which hit new cyclical highs during the year.

Inflation remained low in 1998, as reflected by a modest 1.5% rise in the Consumer Price Index during the twelve months ended November 1998. The favorable trend was due in part to significant declines in commodity prices during the year, particularly for energy. Concerns of a sharp rise in wages due to tight labor markets were not realized in part due to continued gains in productivity.

Perhaps the most significant factor affecting the bond markets during the year was the renewed deterioration in the Asian economies that spread to Russia and Latin America during the third quarter. The impact on U.S. fixed-income markets was two-fold. The first was a global flight to the perceived safety of U.S. Treasury securities, pushing yields sharply lower over the summer. The second effect was a drying up of liquidity for other types of bonds, pushing quality spreads up to levels not seen since the last recession. Severe illiquidity in the bond markets was a major reason behind the three Federal Reserve interest rate cuts between the end of September and November. Tax-exempt yields were also slow to decline due in part to an increase in new debt issues coming to market. At its extreme, some municipal yields were actually higher than the comparable Treasury maturity even before adjusting for the favorable tax treatment.


MATURITY DISTRIBUTION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1998

[PIE CHART OMITTED]
25 + Years -- 6%
20-25 Years -- 11%
15-20 Years -- 13%
10-15 Years -- 24%
0-3 Years -- 12%
3-5 Years -- 7%
5-7 Years -- 7%
7-10 Years -- 20%

CRESTFUNDS, INC.: VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
          Investment in the CrestFunds VA Intermediate Muni Bond Fund,
         Trust Class, versus the Lehman Brothers 5 Year G.O. Bond Index, and the Lehman Brothers G.O. Bond Index



                              [LINE GRAPH OMITTED]
                              Plot points follow:
     CrestFunds VA Intermediate   Lehman Brothers 5 Year    Lehman Brothers G.O.
    Muni Bond Fund, Trust Class       G.O. Bond Index            Bond Index
1/31/93       $ 9,650,000                $10,000,000              $10,000,000
11/93           9,996,000                 10,340,000               10,428,000
11/94           9,340,000                 10,246,000                9,970,000
11/95          10,844,000                 11,475,000               11,695,000
11/96          11,279,000                 12,090,000               12,398,000
11/97          11,916,000                 12,741,000               13,246,000
11/98          12,654,000                 13,547,000               14,286,000


INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
          Investment in the CrestFunds VA Intermediate Muni Bond Fund,
      Investor A Class, versus the Lehman Brothers 5 Year G.O. Bond Index, and the Lehman Brothers G.O. Bond Index



                              [LINE GRAPH OMITTED]
                              Plot points follow:
  CrestFunds VA Intermediate     Lehman Brothers 5 Year    Lehman Brothers G.O.
       Muni Bond Fund,              G.O. Bond Index               Bond Index
       Investor A Class
5/31/93     $10,000                 $10,000                     $10,000
11/93        10,660                  10,590                      10,810
11/94         9,960                  10,500                      10,330
11/95        11,570                  11,760                      12,120
11/96        12,030                  12,390                      12,850
11/97        12,700                  13,050                      13,730
11/98        13,470                  13,880                      14,810



The CrestFunds Virginia Intermediate Municipal Bond Fund investment strategy was to maximize tax exempt income to its shareholders. Using thorough and careful credit analysis, the fund selectively increased its exposure to revenue, housing and other higher-yielding municipal securities. The average duration of the fund was neutral to slightly longer than the benchmark.

We remain optimistic on the outlook for bonds in the coming year. Economic growth is likely to be positive and inflation pressures should remain in check. Continued growth in the economy reduces the risk of credit downgrades and defaults, and inflation-adjusted yields still present an attractive vehicle for many investors. While Federal Reserve policy is likely to be neutral over the near-term, we believe that the Fed will be willing to lower short term rates further if the economy shows signs of weakness. We look for high volatility to persist into 1999 as these global challenges surface and are addressed, but we believe the bond markets offer attractive potential returns to long term investors.


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     --------------------------------------
                TRUST CLASS                      INVESTORS CLASS A
                -----------                      -----------------
                                             with load       without load
1 YEAR             6.10%                      2.52%              6.19%
3 YEAR             5.22%                      4.04%              5.28%
LIFE OF FUND       5.30%                      4.27%              4.94%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     --------------------------------------
                TRUST CLASS                      INVESTORS CLASS A
                -----------                      -----------------
                                             with load       without load
1 YEAR             6.10%                      2.52%              6.19%
3 YEAR            16.48%                      4.92%             16.69%
LIFE OF FUND      35.54%                     26.22%             30.78%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds. The Lehman Brothers 5 year General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of 1-5 year tax-exempt bonds. They both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Virginia Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. There are no limits on the dollar-weighted portfolio maturity of the Fund.

YEAR IN REVIEW

The fixed-income markets had another good year of returns. Bonds generally benefited from continued low inflation as well as turmoil in the global capital markets. The yield on the 30-year Treasury bond fell nearly a full percentage point from 6.04% to 5.07% by November 30, 1998, the close of the fiscal year. Municipal bond yields also fell but to a lesser degree. The yield on a 10-year AAA general obligation bond fell from 4.59% on November 30, 1997 to 4.16% at the end of the fiscal year. This was a significant development in the tax-exempt markets and could present attractive investment opportunities for the coming year.

The economy continued to expand at a strong pace for much of the year, in part due to a decision by the Federal Reserve to hold short-term interest rates steady in the wake of the 1997 Asian financial crisis. The fear or expectation was that the economic decline in the Far East would act as a brake on the domestic expansion. While exports to Asia did fall dramatically, consumer spending propelled the economy forward, supported by job growth, lower mortgage rates and falling commodity prices, especially for gasoline. Two areas that reflected the strength in consumption were the housing and auto markets which hit new cyclical highs during the year.

Inflation remained low in 1998, as reflected by a modest 1.5% rise in the Consumer Price Index during the twelve months ended November 1998. The favorable trend was due in part to significant declines in commodity prices during the year, particularly for energy. Concerns of a sharp rise in wages due to tight labor markets were not realized in part due to continued gains in productivity.

Perhaps the most significant factor affecting the bond markets during the year was the renewed deterioration in the Asian economies that spread to Russia and Latin America during the third quarter. The impact on U.S. fixed-income markets was two-fold. The first was a global flight to the perceived safety of U.S. Treasury securities, pushing yields sharply lower over the summer. The second effect was a drying up of liquidity for other types of bonds, pushing quality spreads up to levels not seen since the last recession. Severe illiquidity in the bond markets was a major reason behind the three Federal Reserve interest rate cuts between the end of September and November. Tax-exempt yields were also slow to decline due in part to an increase in new debt issues coming to market. At its extreme, some municipal yields were actually higher than the comparable Treasury maturity even before adjusting for the favorable tax treatment.



MATURITY DISTRIBUTION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1998

[PIE CHART OMITTED]
25 + Years -- 21%
20-25 Years -- 19%
0-3 Years -- 4%
7-10 Years -- 3%
10-15 Years -- 19%
15-20 Years -- 34%

CRESTFUNDS, INC.: VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
           Investment in the CrestFunds Virginia Municipal Bond Fund,
      Trust Class, versus the Lehman Brothers General Obligation Bond Index


                               [LINE GRAPH OMITTED
                               Plot points follow:
       CrestFunds Virginia         Lehman Brothers General
       Municipal Bond Fund,        Obligation Bond Index
          Trust Class
4/30/95     $1,000,000                     $1,000,000
11/95       1,083,000                      1,082,000
11/96       1,121,000                      1,147,000
11/97       1,193,000                      1,225,000
11/98       1,279,000                      1,321,000

INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
           Investment in the CrestFunds Virginia Municipal Bond Fund, Investor B Class, versus the Lehman Brothers General Obligation Bond Index


                               [LINE GRAPH OMITTED
                               Plot points follow:
CrestFunds Virginia Municipal Bond Fund,    Lehman Brothers General Obligation
         Investor B Class                                  Bond Index
4/30/95       $10,000                                       $10,000
11/95          10,793                                        10,816
11/96          11,072                                        11,466
11/97          11,689                                        12,250
11/98          12,119                                        13,212


The CrestFunds Virginia Municipal Bond Fund investment strategy was to maximize tax exempt income to its shareholders. Using thorough and careful credit analysis, the fund selectively increased its exposure to revenue, housing and other higher-yielding municipal securities. The average duration of the fund was neutral to slightly longer than the benchmark.

We remain optimistic on the outlook for bonds in the coming year. Economic growth is likely to be positive and inflation pressures should remain in check. Continued growth in the economy reduces the risk of credit downgrades and defaults, and inflation-adjusted yields still present an attractive vehicle for many investors. While Federal Reserve policy is likely to be neutral over the near-term, we believe that the Fed will be willing to lower short term rates further if the economy shows signs of weakness. We look for high volatility to persist into 1999 as these global challenges surface and are addressed, but we believe the bond markets offer attractive potential returns to long term investors.



                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                 TRUST CLASS                      INVESTORS CLASS B
                 -----------                      -----------------
                                       with back-end load  without back-end load
1 YEAR              7.19%                      1.24%              6.24%
3 YEAR              5.69%                      3.87%              4.79%
LIFE OF FUND        6.78%                      5.04%              5.76%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                 TRUST CLASS                      INVESTORS CLASS B
                 -----------                      -----------------
                                       with back-end load  without back-end load
1 YEAR              7.19%                       1.24%             6.24%
3 YEAR             18.09%                      12.07%            15.06%
LIFE OF FUND       27.14%                      19.56%            22.56%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Maryland Municipal Bond Fund seeks to provide high current income exempt from federal and Maryland income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. There are no limits on the dollar-weighted average portfolio maturity of the Fund.

YEAR IN REVIEW

The fixed-income markets had another good year of returns. Bonds generally benefited from continued low inflation as well as turmoil in the global capital markets. The yield on the 30-year Treasury bond fell nearly a full percentage point from 6.04% to 5.07% by November 30, 1998, the close of the fiscal year. Municipal bond yields also fell but to a lesser degree. The yield on a 10-year AAA general obligation bond fell from 4.59% on November 30, 1997 to 4.16% at the end of the fiscal year. This was a significant development in the tax-exempt markets and could present attractive investment opportunities for the coming year.

The economy continued to expand at a strong pace for much of the year, in part due to a decision by the Federal Reserve to hold short-term interest rates steady in the wake of the 1997 Asian financial crisis. The fear or expectation was that the economic decline in the Far East would act as a brake on the domestic expansion. While exports to Asia did fall dramatically, consumer spending propelled the economy forward, supported by job growth, lower mortgage rates and falling commodity prices, especially for gasoline. Two areas that reflected the strength in consumption were the housing and auto markets which hit new cyclical highs during the year.

Inflation remained low in 1998, as reflected by a modest 1.5% rise in the Consumer Price Index during the twelve months ended November 1998. The favorable trend was due in part to significant declines in commodity prices during the year, particularly for energy. Concerns of a sharp rise in wages due to tight labor markets were not realized in part due to continued gains in productivity.

Perhaps the most significant factor affecting the bond markets during the year was the renewed deterioration in the Asian economies that spread to Russia and Latin America during the third quarter. The impact on U.S. fixed-income markets was two-fold. The first was a global flight to the perceived safety of U.S. Treasury securities, pushing yields sharply lower over the summer. The second effect was a drying up of liquidity for other types of bonds, pushing quality spreads up to levels not seen since the last recession. Severe illiquidity in the bond markets was a major reason behind the three Federal Reserve interest rate cuts between the end of September and November. Tax-exempt yields were also slow to decline due in part to an increase in new debt issues coming to market. At its extreme, some municipal yields were actually higher than the comparable Treasury maturity even before adjusting for the favorable tax treatment.

MATURITY DISTRIBUTION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1998

[PIE CHART OMITTED]
25 + Years -- 30%
20-25 Years -- 5%
15-20 Years -- 21%
0-3 Years -- 15%
3-5 Years -- 2%
5-7 Years -- 6%
7-10 Years -- 8%
10-15 Years -- 13%

CRESTFUNDS, INC.: MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
           Investment in the CrestFunds Maryland Municipal Bond Fund,
      Trust Class, versus the Lehman Brothers General Obligation Bond Index



                              [LINE GRAPH OMITTED]
                             Plot points to follow:
          CrestFunds Maryland Bond   Lehman Brothers General
              Fund, Trust Class        Obligation Bond Index
3/31/96            $1,000,000                  $1,000,000
11/96               1,041,000                   1,058,000
11/97               1,109,000                   1,131,000
11/98               1,187,000                   1,219,000

INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
           Investment in the CrestFunds Maryland Municipal Bond Fund, Investor B Class, versus the Lehman Brothers General Obligation Bond Index



                              [LINE GRAPH OMITTED]
                             Plot points to follow:
  CrestFunds Maryland Municipal Bond Fund,    Lehman Brothers General Obligation
             Investor B Class                            Bond Index
4/30/96           $10,000                                 $10,000
11/96              10,459                                  10,619
11/97              11,049                                  11,346
11/98              11,430                                  12,236



The CrestFunds Maryland Municipal Bond Fund investment strategy was to maximize tax exempt income to its shareholders. Using thorough and careful credit analysis, the fund selectively increased its exposure to revenue, housing and other higher-yielding municipal securities. The average duration of the fund was neutral to slightly longer than the benchmark.

We remain optimistic on the outlook for bonds in the coming year. Economic growth is likely to be positive and inflation pressures should remain in check. Continued growth in the economy reduces the risk of credit downgrades and defaults, and inflation-adjusted yields still present an attractive vehicle for many investors. While Federal Reserve policy is likely to be neutral over the near-term, we believe that the Fed will be willing to lower short term rates further if the economy shows signs of weakness. We look for high volatility to persist into 1999 as these global challenges surface and are addressed, but we believe the bond markets offer attractive potential returns to long term investors.
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                TRUST CLASS                      INVESTORS CLASS B
                -----------                      -----------------
                                       with back-end load  without back-end load
1 YEAR             7.03%                      1.17%              6.17%
LIFE OF FUND       5.18%                      5.25%              6.31%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                TRUST CLASS                      INVESTORS CLASS B
                -----------                      -----------------
                                       with back-end load  without back-end load
1 YEAR             7.03%                      1.17%              6.17%
LIFE OF FUND      14.88%                     14.24%             17.24%


Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distribution, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds. The Lehman Brothers 5 year General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of 1-5 year tax-exempt bonds. They both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Value Fund seeks to provide long-term capital appreciation and, as a secondary objective, current income, by investing primarily in income producing equity securities of companies with large market capitalizations. Investments are broadly diversified among major economic sectors and among those securities with above-average total return potential.

YEAR IN REVIEW

The past year was a volatile one for the stock markets, but investors who weathered the turbulent periods were well rewarded. Both the S&P 500 and the Dow Jones Industrial Average recorded double-digit returns for the twelve months ended November 30, 1998, marking the fourth consecutive year of strong performance. The last four-year stretch of total returns above 10% was in the 1949-52 period. While the large cap equity markets moved higher during the year, both the volatility of the markets and the narrowness of participation required careful company selection.

The environment for stocks over the past year was benefited by continued above-average economic growth, low inflation and declining interest rates. Growth for 1998 is estimated to have exceeded 3 1/2% compared with a historical average of 2-2 1/2%. Consumer spending was the driving force behind the gains, supported by job growth, lower mortgage rates and continued low inflation. Two areas that reflected the strength in consumption were the housing and auto markets which hit new cyclical highs during the year.

Inflation remained low in 1998, as shown by a modest 1.5% rise in the Consumer Price Index during the twelve months ended November 1998. The favorable trend was due in part to significant declines in commodity prices during the year, particularly for energy. Interest rates fell during the year, in part due to continued low inflation, but also from the attractiveness of U.S. Treasury securities during times of uncertainty, and a shift in Federal Reserve policy toward stimulus. These factors along with increased merger activities and a high level of funds available to invest, helped push stock valuations, as measured by the price/earnings ratio to historic highs.

Perhaps the most significant negative factor affecting the stock markets during the year was the broad deterioration in the Asian economies that spread to Russia and Latin America. The weakness in the economies sharply reduced demand for U.S. exports and reduced U.S. competitiveness in many commodity-driven markets. The global financial crisis that hit the markets during the summer punctuated the magnitude of the decline or potential decline in these economies and the negative impact on earnings of companies connected with these regions. Many companies were unable to either increase prices or completely pass along cost increases, resulting in reduced profit margins. Corporate earnings growth slowed as the year progressed reflecting these pressures, and in the third quarter, S&P 500 operating profits fell 3% below year-earlier levels.

Sectors that fared well during the year tended to have a domestic, consumer-oriented focus or were linked to technology and productivity investment. Healthcare companies and consumer cyclicals represented the former,

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1998

[PIE CHART OMITTED]
Utilities -- 8%
Transportation -- 1%
Technology -- 16%
Finance -- 19%
Basic Materials -- 6%
Capital Goods -- 8%
Consumer Cyclicals -- 8%
Consumer Non-Durables -- 23%
Energy -- 11%

CRESTFUNDS, INC.: VALUE FUND
--------------------------------------------------------------------------------


PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
                    Investment in the CrestFunds Value Fund,
          Trust Class, versus the Standard & Poor's 500 Composite Index



                              [LINE GRAPH OMITTED]
                            Plot points as follows:
    CrestFunds Value Fund, Trust Class     Standard & Poor's 500 Composite Index
9/30/92                $1,000,000                        $1,000,000
11/92                   1,043,000                         1,038,000
11/93                   1,147,000                         1,142,000
11/94                   1,142,000                         1,154,000
11/95                   1,470,000                         1,580,000
11/96                   1,804,000                         2,020,000
11/97                   2,262,000                         2,595,000
11/98                   2,570,000                         3,210,000



                                INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
                    Investment in the CrestFunds Value Fund,
       Investor A Class, versus the Standard & Poor's 500 Composite Index
          Trust Class, versus the Standard & Poor's 500 Composite Index

 CrestFunds Value Fund, Investor A Class   Standard & Poor's 500 Composite Index
5/31/93                $ 9,550                                 $10,000
11/93                    9,642                                  10,401
11/94                    9,599                                  10,508
11/95                   12,355                                  14,389
11/96                   15,151                                  18,394
11/97                   19,002                                  23,639
11/98                   21,603                                  29,233





while networking, software, and computer-related companies represented the latter category. Commodity based sectors such as energy and basis materials fell during the year.

The CrestFunds Value Fund performed well against its peer group for the year due to its balanced sector representation and exposure to the strong sectors mentioned above, as well as individual stock selection. In a year in which large growth issues performed extremely well while most value-oriented stocks struggled, it is not surprising that the best performance was realized from technology holdings such as Cisco Systems, Microsoft, Intel and Sun Microsystems. Outside of technology, holdings such as Lowe's, Schering-Plough, Amgen, CIGNA, and Phillip Morris also contributed strong relative performance.

We are cautiously optimistic on the outlook for equities in the coming year. Economic growth is likely to be positive and inflation pressures should remain in check. The decision by the Federal Reserve to lower short term interest rates during the fall reflects a monetary policy that is ready to stimulate the economy should growth begin to falter significantly. The recent rise in some of the major stock indexes reflects a market that may have "discounted" most of the risks associated with the problems in the emerging markets around the world. Many analysts have become very optimistic on the outlook for renewed corporate earnings growth in 1999, reflecting many of these positive factors. To the extent profit performance is unable to meet or surpass these lofty goals, investors could be disappointed. As a result, we will continue to emphasize stocks of companies with the ability to sustain growth or a credible game plan to resume growth under the economic conditions we have described above. We also expect the resurgence in market volatility to persist into 1999.




INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
                    Investment in the CrestFunds Value Fund,
       Investor B Class, versus the Standard & Poor's 500 Composite Index



                              [LINE GRAPH OMITTED]
                            Plot points as follows:
CrestFunds Value Fund, Investor B Class   Standard & Poor's 500 Composite Index
4/30/95           $10,000                                    $10,000
11/95              11,423                                     11,946
11/96              13,914                                     15,272
11/97              17,342                                     19,626
11/98              19,258                                     24,273

CRESTFUNDS, INC.: VALUE FUND
--------------------------------------------------------------------------------


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                      TRUST CLASS                 INVESTORS CLASS A                       INVESTORS CLASS B
                      -----------                 -----------------                       -----------------
                                             with load       without load      with back-end load  without back-end load
1 YEAR                  13.64%                 8.60%            13.69%                8.22%              12.78%
3 YEAR                  20.47%                18.64%            20.48%               18.93%              19.63%
LIFE OF FUND            16.70%                15.43%            16.39%               20.09%              20.59%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                      TRUST CLASS                 INVESTORS CLASS A                       INVESTORS CLASS B
                                             with load       without load      with back-end load  without back-end load
1 YEAR                  13.64%                 8.60%            13.69%                8.22%              12.78%
3 YEAR                  74.84%                52.38%            74.86%                63.30%             71.21%
LIFE OF FUND           159.61%               122.30%           132.77%                95.23%             98.23%




Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The S&P 500(R) Index is an unmanaged index of common stocks. It includes reinvestment of dividends. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Capital Appreciation Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with medium to large market capitalizations.

YEAR IN REVIEW

The past year was a volatile one for the stock markets, but investors who weathered the turbulent periods were well rewarded. Both the S&P 500 and the Dow Jones Industrial Average recorded double-digit returns for the twelve months ended November 30, 1998 marking the fourth consecutive year of strong performance. The last four-year stretch of total returns above 10% was in the 1949-52 period. But while the large cap equity markets moved higher during the year, both the volatility of the markets and the narrowness of much of the gains required careful company selection.

The environment for stocks over the past year was benefited by continued above-average economic growth, low inflation and declining interest rates. Growth for 1998 is estimated to have exceeded 3 1/2% compared with a historical average of 2-2 1/2%. Consumer spending was the driving force behind the gains, supported by job growth, lower mortgage rates and continued low inflation. Two areas that reflected the strength in consumption were the housing and auto markets which hit new cyclical highs during the year.

Inflation remained low in 1998, as shown by a modest 1.5% rise in the Consumer Price Index during the twelve months ended November 1998. The favorable trend was due in part to significant declines in commodity prices during the year, particularly for energy. Interest rates fell during the year, in part due to continued low inflation, but also from the attractiveness of U.S. Treasury securities during times of uncertainty, and a shift in Federal Reserve policy toward stimulus. These factors along with increased merger activities and a high level of funds available to invest, helped push stock valuations, as measured by the price/earnings ratio to historic highs.

Perhaps the most significant negative factor affecting the stock markets during the year was the broad deterioration in the Asian economies that spread to Russia and Latin America. The weakness in the economies sharply reduced demand for U.S. exports and reduced U.S. competitiveness in many commodity-driven markets. The global financial crisis that hit the markets during the Summer punctuated the magnitude of the decline or potential decline in these economies and the negative impact on earnings of companies connected with these regions. Many companies were unable to either increase prices or completely pass along cost increases reducing profit margins. Corporate earnings growth slowed as the year progressed reflecting these pressures, and in the third quarter, S&P 500 operating profits fell 3% below year-earlier levels.


FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1998

[PIE CHART OMITTED]
Utilities -- 5%
Technology -- 22%
Finance -- 17%
Energy -- 2%
Basic Materials -- 15%
Capital Goods -- 7%
Consumer Cyclicals -- 20%
Consumer Non-Durables -- 12%

CRESTFUNDS, INC.: CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
             Investment in the CrestFunds Capital Appreciation Fund, Trust Class, versus the Frank Russell 1000 Growth Index


                              [LINE GRAPH OMITTED]
                             Plot points to follow:
          CrestFunds Capital Appreciation      Frank Russell
               Fund, Trust Class            1000 Growth Index
1/31/93          $1,000,000                     $1,000,000
11/93               963,600                      1,023,100
11/94             1,003,300                      1,051,000
11/95             1,211,400                      1,457,700
11/96             1,518,900                      1,841,100
11/97             1,879,000                      2,329,200
11/98             2,228,300                      2,996,700


INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
             Investment in the CrestFunds Capital Appreciation Fund,
          Investor A Class, versus the Frank Russell 1000 Growth Index

                              [LINE GRAPH OMITTED]
                             Plot points to follow:
     CrestFunds Capital Appreciation        Frank Russell
          Fund, Investor A Class          1000 Growth Index
5/31/93          $9,550                         $10,000
11/93             9,512                          10,265
11/94             9,863                          10,544
11/95            11,906                          14,625
11/96            14,923                          18,471
11/97            18,475                          23,368
11/98            21,908                          30,065


Sectors that fared well during the year tended to have a domestic, consumer-oriented focus or were linked to technology and productivity investment. Healthcare companies and consumer cyclicals represented the former, while technology and communications companies represented the latter category. Commodity based sectors such as energy and basis materials fell during the year.

The CrestFunds Capital Appreciation Fund performed well against its peer group for the year due to its emphasis on the strong sectors mentioned above as well as individual stock selection. The fund had a high weight relative to the S&P 500 in the technology, healthcare, consumer cyclical and communications sectors. Some of the companies that performed well for the fund include: Sun Microsystems and Lucent Technologies in technology, Amgen in healthcare, Wal-Mart in consumer cyclicals, and MCI Worldcom in communications.

We are cautiously optimistic on the outlook for equities in the coming year. Economic growth is likely to remain positive and inflation pressures could remain in check. The decision by the Federal Reserve to lower short term interest rates during the fall suggests a monetary policy that is ready to stimulate the economy should growth begin to falter significantly. Indeed, the recent rise in some of the major stock indexes reflects a market that may have "discounted" most of the risks associated with the problems in the emerging markets around the world. Many analysts have become very optimistic on the outlook for renewed corporate earnings growth in 1999, reflecting many of these positive factors. To the extent profit performance is unable to meet or surpass these lofty goals, investors could be disappointed. As a result, we will continue to emphasize stocks of companies with the ability to sustain growth or a credible game plan to resume growth under the economic conditions we have described above. We also expect the resurgence in market volatility to persist into 1999.


INVESTOR CLASS B

                 Comparison of Change in the Value of a $10,000
             Investment in the CrestFunds Capital Appreciation Fund,
          Investor B Class, versus the Frank Russell 1000 Growth Index


                              [LINE GRAPH OMITTED]
                             Plot points to follow:
     CrestFunds Capital Appreciation               Frank Russell
         Fund, Investor B Class                  1000 Growth Index
8/31/97         $10,631                               $10,000
11/97            10,631                                10,533
11/98            12,090                                13,522

CRESTFUNDS, INC.: CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                             TRUST CLASS                    INVESTORS CLASS A             INVESTORS CLASS B
                             -----------                    -----------------             -----------------
                                                         with load  without load       with load  without load
1 YEAR                         18.59%                      13.27%       18.58%            12.49%      17.49%
3 YEAR                         22.52%                      20.66%       22.54%             --          --
LIFE OF FUND                   14.91%                      15.89%       16.85%            16.32%      19.38%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                             TRUST CLASS                    INVESTORS CLASS A             INVESTORS CLASS B
                             -----------                    -----------------             -----------------
                                                         with load  without load       with load  without load
1 YEAR                         18.59%                      13.27%       18.58%            12.49%      17.49%
3 YEAR                         83.94%                      60.30%       84.00%              --          --
LIFE OF FUND                  126.61%                     127.30%      137.91%            20.89%      24.89%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Frank Russell 1000(R) Growth Index, an unmanaged index, is a broad measure of the performance of growth companies. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: SPECIAL EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Special Equity Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with small to medium market capitalization. These companies often pay no dividends, and current income is not a goal of the Fund.

YEAR IN REVIEW

The past year was a volatile one for the stock markets, and the highest investment returns were concentrated in a relatively small number of large companies. The S&P 500 Index recorded double-digit returns for the twelve months ended November 30, 1998, but the S&P 600 SmallCap Index (which more closely reflects the Special Equity Fund) fell.

The environment for stocks over the past year was benefited by continued above-average economic growth, low inflation and declining interest rates. Growth for 1998 is estimated to have exceeded 3 1/2% compared with a historical average of 2-2 1/2%. Consumer spending was the driving force behind the gains, supported by job growth, lower mortgage rates and continued low inflation. Two areas that reflected the strength in consumption were the housing and auto markets which hit new cyclical highs during the year.

Inflation remained low in 1998, as shown by a modest 1.5% rise in the Consumer Price Index during the twelve months ended November 1998. The favorable trend was due in part to significant declines in commodity prices during the year, particularly for energy. Interest rates fell during the year, in part due to continued low inflation, but also from the attractiveness of U.S. Treasury securities during times of uncertainty, and a shift in Federal Reserve policy toward stimulus. These factors along with increased merger activities and a high level of funds available to invest, helped push stock valuations, as measured by the price/earnings ratio to historic highs.

However, the stock markets experienced significant turbulence during the year, and much of the effects were felt in the small-cap stocks. Perhaps the most significant negative factor affecting the stock markets during the year was the broad deterioration in the Asian economies that spread to Russia and Latin America. The weakness in the economies sharply reduced demand for U.S. exports and reduced U.S. competitiveness in many commodity-driven markets. The global financial crisis that hit the markets during the Summer punctuated the magnitude of the decline or potential decline in these economies and the negative impact on earnings of companies connected with these regions. Smaller companies with a greater relative exposure to the region or to companies that compete with the region experienced some of the largest price declines.

Sectors that fared well during the year tended to have a domestic, consumer-oriented focus or were linked to technology and productivity investment. Healthcare companies and consumer cyclicals represented the former, while technology and communications companies represented the latter category. Commodity based sectors such as energy and basis materials fell during the year.


FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1998

[PIE CHART OMITTED]
Utilities -- 5%
Technology -- 27%
Finance -- 11%
Energy -- 4%
Basic Materials -- 4%
Capital Goods -- 16%
Consumer Cyclicvals -- 17%
Consumer Non-Durables -- 16%

CRESTFUNDS, INC.: SPECIAL EQUITY FUND
--------------------------------------------------------------------------------


PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
                Investment in the CrestFunds Special Equity Fund,
             Trust Class, versus the Frank Russell 2000 Growth Index
                     and the Value Line Index (Price Return)


                              [LINE GRAPH OMITTED]
                             Plot points to follow:
     CrestFunds Special Equity      Frank Russell     Value Line
         Fund, Trust Class        2000 Growth Index     Index
9/30/92     $1,000,000               $1,000,000        $1,000,000
12/92        1,110,110                1,138,240         1,054,330
11/93        1,266,300                1,275,390         1,161,030
11/94        1,206,280                1,263,660         1,112,150
11/95        1,448,380                1,658,050         1,331,570
11/96        1,686,490                1,849,550         1,523,720
11/97        2,079,100                2,128,460         1,823,250
11/98        1,792,810                1,977,130         1,717,860

INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
                Investment in the CrestFunds Special Equity Fund,
          Investor A Class, versus the Frank Russell 2000 Growth Index, and the Value Line Index (Price Return)


                              [LINE GRAPH OMITTED]
                             Plot points to follow:
            CrestFunds Special Equity      Frank Russell 2000    Value Line
              Fund, Investor A Class           Growth Index        Index
5/31/93             $ 9,550                       $10,000          $10,000
11/93                10,175                        10,819           10,225
11/94                 9,691                        10,720            9,794
11/95                11,635                        14,065           11,726
11/96                13,536                        15,690           13,419
11/97                16,701                        18,056           16,056
11/98                14,390                        16,772           15,128




The CrestFunds Special Equity Fund struggled early in the year relative to its peer group. "However, by the fourth quarter, several important adjustments to sector weights helped position the fund for the market rebound near the close of the fiscal year," according to Ann Gurkin, portfolio manager for the fund. "The fund had a high relative weight in the technology, healthcare, consumer cyclical and communications sectors. Some of the companies that performed well for the fund include: Flextronics and General Instruments in technology, Wellpoint in healthcare, and American Eagle Outfitters in consumer cyclicals."

We are cautiously optimistic on the outlook for equities in the coming year. Economic growth is likely to continue and inflation pressures could remain in check. The decision by the Federal Reserve to lower short term interest rates during the fall suggests a monetary policy that is ready to stimulate the economy should growth begin to falter significantly. Indeed, the recent rise in some of the major stock indexes reflects a market that may have "discounted" most of the risks associated with the problems in the emerging markets around the world. Small company stocks in particular have lagged the major market indexes for some time and are currently near historically low valuation levels. However, many analysts have become very optimistic on the outlook for renewed corporate earnings growth in 1999, reflecting many of these positive factors. To the extent profit performance is unable to meet or surpass these lofty goals, investors could be disappointed. As a result, we will continue to emphasize stocks of companies with the ability to sustain growth or a credible game plan to resume growth under the economic conditions we have described above. We also expect the resurgence in market volatility to persist into 1999.



INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
                Investment in the CrestFunds Special Equity Fund,
          Investor B Class, versus the Frank Russell 2000 Growth Index, and the Value Line Index



                              [LINE GRAPH OMITTED]
                             Plot points to follow:
CrestFunds Special Equity Fund,     Frank Russell 2000        Value Line Index
         Investor B Class               Growth Index           (Price Return)
4/30/95        $10,000                   $10,000                   $10,000
11/95           11,128                    11,972                    11,038
11/96           12,850                    13,355                    12,631
11/97           15,705                    15,369                    15,114
11/98           13,101                    14,276                    14,240

CRESTFUNDS, INC.: SPECIAL EQUITY FUND
--------------------------------------------------------------------------------


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                      TRUST CLASS                 INVESTORS CLASS A                       INVESTORS CLASS B
                      -----------                 -----------------                       -----------------
                                             with load       without load      with back-end load without back-end load
1 YEAR                 (13.77%)              (17.74%)          (13.84%)                 (18.34%)           (14.67%)
3 YEAR                   7.37%                 5.71%             7.34%                    5.51%              6.39%
LIFE OF FUND            10.08%                 6.97%             7.86%                    8.54%              9.19%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                      TRUST CLASS                 INVESTORS CLASS A                       INVESTORS CLASS B
                      -----------                 -----------------                       -----------------
                                             with load       without load      with back-end load without back-end load
1 YEAR                 (13.77%)              (17.74%)          (13.84%)                 (18.34%)           (14.67%)
3 YEAR                  23.78%                 7.66%            23.67%                    5.74%             20.42%
LIFE OF FUND            80.71%                45.22%            52.07%                   34.54%             37.54%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Value Line Index, an unmanaged index, is a broad measure of the performance of both large and small capital companies. The Frank Russell 2000 Growth Index, an unmanaged index is a broad measure of the performance of both large and small capital companies. Both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: LIFE VISION MAXIMUM GROWTH PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Life Vision Maximum Growth Portfolio seeks to provide a high level of capital appreciation, without regard to current income. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in equity securities that seek capital appreciation.

YEAR IN REVIEW

   The past year was a volatile one for the stock markets, and the highest investment returns were concentrated in a relatively small number of large companies. The S&P 500 Index recorded double-digit returns for the twelve months ended November 30, 1998, but the S&P 600 SmallCap Index fell. Also, the growth style of investing continued to outperform the value style.

   The environment for stocks over the past year was benefited by continued above-average economic growth, low inflation and declining interest rates. Growth for 1998 is estimated to have exceeded 3 1/2% compared with a historical average of 2-2 1/2%. Consumer spending was the driving force behind the gains, supported by job growth, lower mortgage rates and continued low inflation. Two areas that reflected the strength in consumption were the housing and auto markets which hit new cyclical highs during the year.

   Inflation remained low in 1998, as shown by a modest 1.5% rise in the Consumer Price Index during the twelve months ended November 1998. The favorable trend was due in part to significant declines in commodity prices during the year, particularly for energy. Interest rates fell during the year, in part due to continued low inflation, but also from the attractiveness of U.S. Treasury securities during times of uncertainty, and a shift in Federal Reserve policy toward stimulus. These factors along with increased merger activities and a high level of funds available to invest, helped push stock valuations, as measured by the price/earnings ratio to historic highs.

   However, the stock markets experienced significant turbulence during the year, and the effects were felt most in the small-cap stocks. Perhaps the most significant negative factor affecting the stock markets during the year was the broad deterioration in the Asian economies that spread to Russia and Latin America. The global financial crisis that hit the markets during the Summer punctuated the magnitude of the decline or potential decline in these economies and the negative impact on earnings of companies connected with these regions. Smaller companies with a greater relative exposure to the region or to companies that compete with the region experienced some of the largest price declines.

   Sectors that fared well during the year tended to have a domestic, consumer-oriented focus or were linked to technology and productivity investment. Healthcare companies and consumer cyclicals represented the former, while technology and communications companies


PORTFOLIO COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1998

[PIE CHART OMITTED]
Cash Reserve -- 8%
Value -- 40%
Capital Appreciation -- 31%
Special Equity -- 21%

 * Performance is inclusive of historic returns of Life Vision predecessor asset allocation model. The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the Trust Shares for the period after the Portfolio's inception on June 30, 1997. The asset allocation program was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

CRESTFUNDS, INC.: LIFE VISION MAXIMUM GROWTH PORTFOLIO
--------------------------------------------------------------------------------


PERFORMANCE

TRUST CLASS

                 Comparison of Change in the Value of a $10,000
             Investment in the CrestFunds Maximum Growth Portfolio,
      versus a 60/30/10 Blend of the Following Indices: the S&P 500 Index,
          the Frank Russell 2000 Index, and the Salomon 3-Month T-Bill

                              [LINE GRAPH OMITTED]
                             Plot points to follow:
          CrestFunds Maximum Growth Portfolio   60/30/10 Hybrid of the Above
12/92                        $10,000                   $10,000
11/93                         10,929                    11,002
11/94                         10,679                    11,085
11/95                         13,215                    14,526
11/96                         15,804                    17,747
11/97                         19,075                    22,153
11/98                         20,321                    24,874



represented the latter category. The Life Vision Maximum Growth Portfolio benefited from a relatively heavy weighting in these sectors relative to the benchmark. However, the lagging performance of the value and small cap styles (historically strong styles) lowered overall returns.

   We are cautiously optimistic on the outlook for equities in the coming year. Economic growth is likely to continue and inflation pressures could remain in check. The decision by the Federal Reserve to lower short term interest rates during the fall suggests a monetary policy that is ready to stimulate the economy should growth begin to falter significantly. Indeed, the recent rise in some of the major stock indexes reflects a market that may have "discounted" most of the risks associated with the problems in the emerging markets around the world. Small company stocks in particular have lagged the major market indexes for some time and are currently near historically low valuation levels. However, many analysts have become very optimistic on the outlook for renewed corporate earnings growth in 1999, reflecting many of these positive factors. To the extent profit performance is unable to meet or surpass these lofty goals, investors could be disappointed. As a result, we will continue to emphasize stocks of companies with the ability to sustain growth or a credible game plan to resume growth under the economic conditions we have described above. We also expect the resurgence in market volatility to persist into 1999.


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                                                         TRUST CLASS
                                                         -----------
1 YEAR                                                      6.53%
3 YEAR                                                     15.42%
LIFE OF PORTFOLIO                                          12.73%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                                                         TRUST CLASS
                                                         -----------
1 YEAR                                                      6.53%
3 YEAR                                                     53.77%
LIFE OF PORTFOLIO                                         103.20%


The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the Trust Shares for the period after the Portfolio's inception on June 30, 1997. The asset allocation program was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Portfolio figures are from commencement of operations per class to the period ended listed above. The S&P 500 Index(R) is an unmanaged index of common stocks. The Russell 2000 Index(R) is an unmanaged index based on total market capitalization. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: LIFE VISION GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Life Vision Growth and Income Portfolio seeks to provide long-term capital appreciation, with current income as a secondary objective. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in either equity securities that seek capital appreciation, or invest primarily in fixed-income securities that seek income.

YEAR IN REVIEW

   The past year was a volatile one for the stock markets, and the highest investment returns were concentrated in a relatively small number of large companies. The S&P 500 Index recorded double-digit returns for the twelve months ended November 30, 1998, but the S&P 600 SmallCap Index fell. Also, the growth style of investing continued to outperform the value style. The fixed-income markets generated above-average returns.

   The environment for bonds over the past year was benefited by continued low inflation and investor concerns about the global financial markets, while stocks benefited from above-average economic growth, and declining interest rates. Growth for 1998 is estimated to have exceeded 3 1/2% compared with a historical average of 2-2 1/2%. Consumer spending was the driving force behind the gains, supported by job growth, lower mortgage rates and continued low inflation. Inflation remained low in 1998, as shown by a modest 1.5% rise in the Consumer Price Index during the twelve months ended November 1998. The favorable trend was due in part to significant declines in commodity prices during the year, particularly for energy.

   Perhaps the most significant factor affecting the markets during the year was the broad deterioration in the Asian economies that spread to Russia and Latin America. The global financial crisis that hit the markets during the Summer punctuated the magnitude of the decline or potential decline in these economies and the negative impact on earnings of companies connected with these regions. Smaller companies with a greater relative exposure to the region or to companies that compete with the region experienced some of the largest price declines. While this event sent stock prices sharply lower, the fixed-income markets experienced a strong rally as yields on U.S. Treasury securities fell to 30-year lows.

   Equity sectors that fared well during the year tended to have a domestic, consumer-oriented focus or were linked to technology and productivity investment. Healthcare companies and consumer cyclicals represented the former, while technology and communications companies represented the latter category. The Life Vision Growth and Income Portfolio benefited from a relatively heavy weighting in these sectors relative to the benchmark. However, the lagging performance of the value and small cap styles (historically strong styles) lowered overall returns.

   We are cautiously optimistic on the outlook for the markets in the coming year. Economic growth is likely to continue and inflation pressures could remain in check. The decision by the Federal Reserve to lower short term



PORTFOLIO COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1998

[PIE CHART OMITTED]
Limited Term Bond -- 8%
Intermediate Bond -- 9%
Government Bond -- 9%
Value -- 31%
Cash Reserve -- 4%
Capital Appreciation -- 21%
Special Equity -- 18%

 * Performance is inclusive of historic returns of Life Vision predecessor asset allocation model. The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the Trust Shares for the period after the Portfolio's inception on June 30, 1997. The asset allocation program was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

CRESTFUNDS, INC.: LIFE VISION GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------


PERFORMANCE

TRUST CLASS

                 Comparison of Change in the Value of a $10,000
             Investment in the CrestFunds Growth & Income Portfolio, versus a 50/25/20/5 Blend of the Following Indices: the S&P 500 Index,
             Lehman Aggregate Bond Index, Frank Russell 2000 Index,
                         and the Salomon 3-Month T-Bill

                              [LINE GRAPH OMITTED]
                             Plot points to follow:
                    CrestFunds Growth &              50/25/20/5 Blend of
                     Income Portfolio               the Following Indices
12/92                   $10,000                              $10,000
11/93                    10,808                               10,983
11/94                    10,566                               10,962
11/95                    12,828                               14,100
11/96                    14,735                               16,761
11/97                    17,120                               20,301
11/98                    18,339                               22,991




interest rates during the fall suggests a monetary policy that is ready to stimulate the economy should growth begin to falter significantly. Indeed, the recent rise in some of the major stock indexes reflects a market that may have "discounted" most of the risks associated with the problems in the emerging markets around the world. Small company stocks in particular have lagged the major market indexes for some time and are currently near historically low valuation levels. However, many analysts have become very optimistic on the outlook for renewed corporate earnings growth in 1999, reflecting many of these positive factors. To the extent profit performance is unable to meet or surpass these lofty goals, investors could be disappointed. As a result, we will continue to emphasize stocks of companies with the ability to sustain growth or a credible game plan to resume growth under the economic conditions we have described above. We also expect the resurgence in market volatility to persist into 1999.


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                                                         TRUST CLASS
                                                         -----------
1 YEAR                                                      7.12%
3 YEAR                                                     12.65%
LIFE OF PORTFOLIO                                          10.80%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                                                         TRUST CLASS
                                                         -----------
1 YEAR                                                      7.12%
3 YEAR                                                     42.96%
LIFE OF PORTFOLIO                                          83.38%


The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the Trust Shares for the period after the Portfolio's inception on June 30, 1997. The asset allocation program was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Portfolio figures are from commencement of operations per class to the period ended listed above. The S&P 500 Index(R) is an unmanaged index of common stocks. The Russell 2000 Index(R) is an unmanaged index based on total market capitalization. The Lehman Aggregate Bond Index, an unmanaged index, measures performance of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: LIFE VISION BALANCED PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Life Vision Balanced Portfolio seeks both capital appreciation and current income. Under normal market conditions, the Portfolio will invest primarily in shares of underlying CrestFunds that invest primarily in equity securities, but at least 25% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in fixed-income securities.

YEAR IN REVIEW

The past year was a volatile one for the stock markets, and the highest investment returns were concentrated in a relatively small number of large companies. The S&P 500 Index recorded double-digit returns for the twelve months ended November 30, 1998, but the S&P 600 SmallCap Index fell. Also, the growth style of investing continued to outperform the value style. The fixed-income markets generated above-average returns.

The environment for bonds over the past year was benefited by continued low inflation and investor concerns about the global financial markets, while stocks benefited from above-average economic growth, and declining interest rates. Growth for 1998 is estimated to have exceeded 3 1/2% compared with a historical average of 2-2 1/2%. Consumer spending was the driving force behind the gains, supported by job growth, lower mortgage rates and continued low inflation. Inflation remained low in 1998, as shown by a modest 1.5% rise in the Consumer Price Index during the twelve months ended November 1998. The favorable trend was due in part to significant declines in commodity prices during the year, particularly for energy.

Perhaps the most significant factor affecting the markets during the year was the broad deterioration in the Asian economies that spread to Russia and Latin America. The global financial crisis that hit the markets during the Summer punctuated the magnitude of the decline or potential decline in these economies and the negative impact on earnings of companies connected with these regions. Smaller companies with a greater relative exposure to the region or to companies that compete with the region experienced some of the largest price declines. While this event sent stock prices sharply lower, the fixed-income markets experienced a strong rally as yields on U.S. Treasury securities fell to 30-year lows.

Equity sectors that fared well during the year tended to have a domestic, consumer-oriented focus or were linked to technology and productivity investment. Healthcare companies and consumer cyclicals represented the former, while technology and communications companies represented the latter category. The Life Vision Balanced Portfolio benefited from a relatively heavy weighting in these sectors relative to the benchmark. However, the lagging performance of the value and small cap styles (historically strong styles) lowered overall returns.

We are cautiously optimistic on the outlook for the markets in the coming year. Economic growth is likely to continue and inflation pressures could remain in check. The decision by the Federal Reserve to lower short term interest rates during the fall suggests a monetary policy


PORTFOLIO COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1998

[PIE CHART OMITTED]
Cash Reserve -- 5%
Limited Term Bond -- 9%
Intermediate Bond -- 19%
Government Bond -- 9%
Capital Appreciation -- 21%
Special Equity -- 11%
Value -- 26%

 * Performance is inclusive of historic returns of Life Vision predecessor asset allocation model. The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the Trust Shares for the period after the Portfolio's inception on June 30, 1997. The asset allocation program was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

CRESTFUNDS, INC.: LIFE VISION BALANCED PORTFOLIO
--------------------------------------------------------------------------------


PERFORMANCE

TRUST CLASS

                 Comparison of Change in the Value of a $10,000
                Investment in the CrestFunds Balanced Portfolio, versus a 40/35/20/5 Blend of the Following Indices: the S&P 500 Index,
             Lehman Aggregate Bond Index, Frank Russell 2000 Index,
                         and the Salomon 3-Month T-Bill

                              [LINE GRAPH OMITTED]
                              Plot points follow:
   CrestFunds Balanced Portfolio       40/35/20/5 Blend of the Following Indices
12/92       $10,000                                     $10,000
11/93        10,770                                      10,988
11/94        10,554                                      10,922
11/95        12,591                                      13,838
11/96        14,226                                      16,148
11/97        16,309                                      19,216
11/98        17,597                                      21,518



that is ready to stimulate the economy should growth begin to falter significantly. Indeed, the recent rise in some of the major stock indexes reflects a market that may have "discounted" most of the risks associated with the problems in the emerging markets around the world. Small company stocks in particular have lagged the major market indexes for some time and are currently near historically low valuation levels. However, many analysts have become very optimistic on the outlook for renewed corporate earnings growth in 1999, reflecting many of these positive factors. To the extent profit performance is unable to meet or surpass these lofty goals, investors could be disappointed. As a result, we will continue to emphasize stocks of companies with the ability to sustain growth or a credible game plan to resume growth under the economic conditions we have described above. We also expect the resurgence in market volatility to persist into 1999.


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                                                         TRUST CLASS
                                                         -----------
1 YEAR                                                      7.90%
3 YEAR                                                     11.81%
LIFE OF PORTFOLIO                                          10.03%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                     ---------------------------------------
                                                         TRUST CLASS
                                                         -----------
1 YEAR                                                      7.90%
3 YEAR                                                     39.76%
LIFE OF PORTFOLIO                                          76.01%

The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the Trust Shares for the period after the Portfolio's inception on June 30, 1997. The asset allocation program was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions which may have adversely affected performance.

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Portfolio figures are from commencement of operations per class to the period ended listed above. The S&P 500 Index(R) is an unmanaged index of common stocks. The Russell 2000 Index(R) is an unmanaged index based on total market capitalization. The Lehman Aggregate Bond Index, an unmanaged index, measures performance of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of CrestFunds, Inc.:

We have audited the accompanying statements of net assets of CrestFunds, Inc. (comprised of the Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Maryland Municipal Bond Fund, Value Fund, Capital Appreciation Fund, Special Equity Fund, Life Vision Maximum Growth Portfolio, Life Vision Growth and Income Portfolio and Life Vision Balanced Portfolio) as of November 30, 1998 and the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the CrestFunds, Inc. as of November 30, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
January 15, 1999

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
CASH RESERVE FUND

                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------     -----
COMMERCIAL PAPER (37.2%)
AUTOMOTIVE (2.3%)
Ford Motor
   5.000%, 12/17/98 ...............     $30,000  $ 29,933
------------------------------------------------------------
CHEMICALS (4.1%)
DuPont (E.I.) de Nemours
   5.060%, 01/27/99 ...............      55,000    54,559
------------------------------------------------------------
ENTERTAINMENT (4.4%)
Walt Disney
   4.460%, 07/13/99 ...............      60,000    58,335
------------------------------------------------------------
FINANCIAL SERVICES (26.4%)
CS First Boston
   5.800%, 05/06/99 ...............      15,000    15,000
Den Norske Bank
   5.380%, 05/04/99 ...............      20,000    19,540
   4.860%, 08/10/99 ...............      20,000    19,320
Ford Motor Credit
   5.450%, 01/13/99 ...............      35,000    34,772
General Electric Capital
   5.270%, 01/20/99 ...............      30,000    29,780
   5.410%, 02/22/99 ...............      25,000    24,688
General Motors Acceptance
   5.070%, 01/28/99 ...............      55,000    54,551
Goldman Sachs
   5.480%, 02/09/99 ...............      30,000    29,680
   5.000%, 04/20/99 ...............      30,000    29,417
Merrill Lynch
   4.820%, 06/17/99 ...............      40,000    38,940
Morgan Stanley, Dean Witter Discover
   5.170%, 03/26/99 ...............      55,000    54,092
------------------------------------------------------------
                                                  349,780
------------------------------------------------------------
     Total Commercial Paper
       (Cost $492,607) ............               492,607
------------------------------------------------------------
CERTIFICATES OF DEPOSIT (14.4%)
Bankers Trust (A)
   4.830%, 12/01/98 ...............      20,000    19,997
Barclays Bank
   5.530%, 02/23/99 ...............      15,400    15,391
CS First Boston
   5.920%, 12/14/98 ...............      10,000    10,000
First Union
   5.660%, 04/15/99 ...............      30,000    30,000
NationsBank
   5.600%, 12/21/98 ...............      40,000    40,000
Societe Generale
   5.850%, 12/17/98 ...............      10,000    10,000
   5.700%, 01/07/99 ...............      20,000    20,003
   5.670%, 03/11/99 ...............      20,000    19,998
Swiss Bank
   5.750%, 05/07/99 ...............      25,000    24,998
------------------------------------------------------------
     Total Certificates of Deposit
       (Cost $190,387) ............               190,387
------------------------------------------------------------

                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
BANK NOTES (9.0%)
First Union Bank (A)
   5.427%, 02/17/99 ...............     $30,000  $ 30,000
Key Bank NA (A)
   4.800%, 12/01/98 ...............      40,000    39,994
PNC Bank NA (A)
   4.790%, 12/01/98 ...............      20,000    19,993
   4.800%, 12/01/98 ...............      30,000    29,992
------------------------------------------------------------
     Total Bank Notes
       (Cost $119,979) ............               119,979
------------------------------------------------------------
CORPORATE OBLIGATIONS (9.5%)
BANKS (0.8%)
NationsBank MTN (A)
   5.303%, 01/04/99 ...............      10,000     9,999
------------------------------------------------------------
FINANCIAL SERVICES (6.1%)
CS First Boston (A)
   4.860%, 12/01/98 ...............      25,000    25,000
General Motors Acceptance
   7.125%, 06/01/99 ...............      10,614    10,684
Merrill Lynch MTN (A)
   5.302%, 02/05/99 ...............       5,000     4,997
   5.852%, 02/15/99 ...............      10,000    10,041
PHH MTN (A)
   4.860%, 12/01/98 ...............      30,000    29,999
------------------------------------------------------------
                                                   80,721
------------------------------------------------------------
SECURITY BROKERAGE/DEALERS (2.6%)
Bear Stearns MTN
   5.700%, 03/02/99 ...............      15,000    15,000
   5.715%, 07/30/99 ...............      20,000    20,000
------------------------------------------------------------
                                                   35,000
------------------------------------------------------------
     Total Corporate Obligations
       (Cost $125,720) ............               125,720
------------------------------------------------------------
INSURANCE FUNDING AGREEMENTS (9.8%)
General American Life (A)
   5.790%, 12/01/98 ...............      65,000    65,000
Integrity Life (A)
   5.790%, 12/01/98 ...............      65,000    65,000
------------------------------------------------------------
     Total Insurance Funding Agreements
       (Cost $130,000) ............               130,000
------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION (3.7%)
FNMA
   5.165%, 03/15/99 ...............      50,000    49,254
------------------------------------------------------------
     Total U.S. Government Agency Obligation
       (Cost $49,254) .............                49,254
------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
CASH RESERVE FUND (concluded)

                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
REPURCHASE AGREEMENTS (16.2%)
Barclays
  5.40%, dated 11/30/98, matures
  12/01/98, repurchase price
  $13,007,367 (collateralized
  by various U.S. Government
  Agency obligations: total
  market value $13,266,221) .........   $13,005  $ 13,005
Deutsche Bank
  5.40%, dated 11/30/98, matures
  12/01/98, repurchase price
  $24,129,524 (collateralized by
  FNMA obligation: total market
  value $24,608,424) ................    24,126    24,126
J.P. Morgan
  5.40%, dated 11/30/98, matures
  12/01/98, repurchase price
  $21,954,838 (collateralized by
  various GNMA obligations: total
  market value $22,390,577) .........    21,952    21,952
Merrill Lynch
  5.40%, dated 11/30/98, matures
  12/01/98, repurchase price
  $44,967,121 (collateralized by
  various U.S. Government Agency
  obligations: total market
  value $45,860,920) ................    44,960    44,960
PaineWebber
  5.40%, dated 11/30/98, matures
  12/01/98, repurchase price
  $92,937,871 (collateralized by
  various U.S. Government Agency
  obligations: total market
  value $94,785,395) ................    92,924    92,924
Prudential Bache
  5.40%, dated 11/30/98, matures
  12/01/98, repurchase price
  $17,356,122 (collateralized by
  various U.S. Government Agency
  obligations: total market
  value $17,701,517) ................    17,353    17,353
------------------------------------------------------------
     Total Repurchase Agreements
       (Cost $214,320) ..............             214,320
------------------------------------------------------------
     Total Investments (99.7%)
       (Cost $1,322,267) ............           1,322,267
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.3%)            3,379
------------------------------------------------------------


                                                   Value
                                                   (000)
                                                  ------

NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 4.0 billion shares
  authorized) based on 1,135,622,673
  outstanding shares ........................  $1,135,626
Portfolio Shares of Investor Class A
  ($.001 par value -- .25 billion shares
  authorized) based on 189,936,510
  outstanding shares ........................     189,937
Portfolio Shares of Investor Class B
  ($.001 par value -- .25 billion shares
  authorized) based on 132,545
  outstanding shares ........................         133
Distribution in excess of net investment income        (4)
Accumulated net realized loss on investments          (46)
------------------------------------------------------------
     Total Net Assets: (100.0%) .............  $1,325,646
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(1,135,570,776 / 1,135,622,673
SHARES OUTSTANDING) .........................       $1.00
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
(189,942,249 / 189,936,510
SHARES OUTSTANDING) .........................       $1.00
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS B (1)
(132,878 / 132,545 SHARES OUTSTANDING) ......       $1.00
------------------------------------------------------------
------------------------------------------------------------
(A) Adjustable Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(1) Investors Class B has a contingent deferrred sales charge. For description of a possible redemption charge, see the notes to the financial statements.
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
MTN--Medium Term Note

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
U.S. TREASURY MONEY FUND

                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
U.S. TREASURY OBLIGATIONS (17.7%)
U.S. Treasury Bills
   4.425%, 03/04/99 ................   $ 30,000  $ 29,657
   4.435%, 05/27/99 ................     30,000    29,346
U.S. Treasury Notes
   5.000%, 01/31/99 ................     10,000     9,960
   5.000%, 02/15/99 ................     10,000     9,989
   6.250%, 03/31/99 ................     10,000    10,023
   6.375%, 04/30/99 ................     10,000    10,034
   6.250%, 05/31/99 ................     10,000    10,032
   6.750%, 06/30/99 ................     15,000    15,105
------------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $124,146) .............              124,146
------------------------------------------------------------
REPURCHASE AGREEMENTS (82.6%)
Barclays
  5.24%, dated 11/30/98, matures
  12/01/98, repurchase price
  $31,688,305 (collateralized by
  U.S. Treasury Note: total market
  value $32,317,888) ...............     31,684    31,684
Deutsche Bank
  5.24%, dated 11/30/98, matures
  12/01/98, repurchase price
  $28,500,331 (collateralized by
  various U.S. Treasury obligations:
  total market value $29,067,044) .      28,496    28,496
Greenwich Bank
  5.24%, dated 11/30/98, matures
  12/01/98, repurchase price
  $168,520,187 (collateralized by
  various U.S. Treasury obligations:
  total market value $171,866,836)      168,496   168,496
J.P. Morgan
  5.24%, dated 11/30/98, matures
  12/01/98, repurchase price
  $31,110,384 (collateralized by
  U.S. Treasury Bond: total market
  value $31,728,686) ..............      31,106    31,106
Lehman Brothers
  5.24%, dated 11/30/98, matures
  12/01/98, repurchase price $30,874,021
  (collateralized by various U.S.
  Treasury obligations:
  total market value $31,484,512)        30,870    30,870
Merrill Lynch
  5.24%, dated 11/30/98, matures
  12/01/98, repurchase price
  $30,494,381 (collateralized by
  various U.S. Treasury obligations:
  total market value $31,100,391)        30,490    30,490

                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Morgan Stanley
  5.24%, dated 11/30/98, matures
  12/01/98, repurchase price
  $28,010,408 (collateralized by
  U.S. Treasury Note: total market
  value $28,567,661) ............      $ 28,006  $ 28,006
Prudential Bache
  5.24%, dated 11/30/98, matures
  12/01/98, repurchase price
  $30,543,563 (collateralized by
  U.S. Treasury Note: total market
  value $31,150,099) .............       30,539    30,539
Salomon Brothers
  5.24%, dated 11/30/98, matures
  12/01/98, repurchase price $30,026,517
  (collateralized by various U.S.
  Treasury obligations:
  total market value $30,799,426)        30,022    30,022
Warburg
  5.24%, dated 11/30/98, matures
  12/01/98, repurchase price $168,036,560
  (collateralized by various U.S.
  Treasury obligations:
  total market value $171,419,708)      168,012   168,012
------------------------------------------------------------
     Total Repurchase Agreements
       (Cost $577,721) ...............            577,721
------------------------------------------------------------
     Total Investments (100.3%)
       (Cost $701,867) ...............            701,867
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-0.3%)          (1,944)
------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 3.75 billion shares
  authorized) based on 699,922,404
  outstanding shares .................            699,924
Distribution in excess of net investment income        (1)
------------------------------------------------------------
     Total Net Assets: (100.0%) ......           $699,923
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(699,922,949 / 699,922,404
SHARES OUTSTANDING) ..................              $1.00
------------------------------------------------------------
------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
TAX-FREE MONEY FUND

                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
MUNICIPAL BONDS (98.5%)
COLORADO (1.3%)
Denver, Public Facility Improvements,
  Major League Baseball Stadium Project,
  Ser A, RB, FGIC
   5.900%, 10/01/99 .................   $ 3,500   $ 3,573
------------------------------------------------------------
DISTRICT OF COLUMBIA (0.4%)
District of Columbia, Healthcare Facility,
  St. John's Child Development Center, RB (A)
   3.350%, 12/02/98 .................     1,125     1,125
------------------------------------------------------------
HAWAII (0.9%)
Hawaii State, Housing Finance &
  Development Authority, Single
  Family Housing, AMT, RB (A)
   3.400%, 12/03/98 .................     2,600     2,600
------------------------------------------------------------
ILLINOIS (6.1%)
Chicago, GO (A)
   3.300%, 12/03/98 .................     7,000     7,000
Chicago, O'Hare International Airport,
  AMT, RB (A)
   3.350%, 12/03/98 .................     5,000     5,000
Chicago, Public Improvements,
  GO, Ser C (B)
   3.050%, 10/31/99 .................     5,000     5,000
------------------------------------------------------------
                                                   17,000
------------------------------------------------------------
KANSAS (0.9%)
Johnson County, School Improvements,
  GO, AMBAC
   8.000%, 09/01/99 .................     2,525     2,615
------------------------------------------------------------
LOUISIANA (2.8%)
Jefferson Parish, Home Mortgage, RB (A)
   3.400%, 12/03/98 .................     7,720     7,720
------------------------------------------------------------
MARYLAND (6.7%)
Montgomery County, Housing Opportunity
  Commission, Issue 1, AMT, RB (A) (B)
   3.350%, 12/02/98 .................    10,000    10,000
Montgomery County, TECP
   3.350%, 02/24/99 .................     2,850     2,850
   3.200%, 03/12/99 .................     6,000     6,000
------------------------------------------------------------
                                                   18,850
------------------------------------------------------------
MASSACHUSETTS (3.6%)
Massachusetts, Puttable
  Tax Exempt Receipts (A) (B)
   3.450%, 12/03/98 .................    10,000    10,000
------------------------------------------------------------
NEW YORK (8.9%)
Long Island, Power Authority,
  Electric System Project, RB (A)
   3.400%, 12/03/98 .................     4,000     4,000
New York City, GO (A)
   3.350%, 12/03/98 .................    11,960    11,960

                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
New York City, Water & Sewer
  Finance Authority, RB (A)
   3.350%, 12/03/98 .................   $ 9,000   $ 9,000
------------------------------------------------------------
                                                   24,960
------------------------------------------------------------
NORTH CAROLINA (5.7%)
Charlotte, Housing Authority,
  Multi Family Housing, Merrywood
  Senior Adult Project, RB (A) (B)
   3.250%, 12/02/98 .................     2,000     2,000
North Carolina State, Medical Care
  Community Hospital Pooled Finance
  Project, Ser A, RB (A) (B)
   3.350%, 12/01/98 .................     9,800     9,800
Wake County, Public Improvements, GO
   4.400%, 03/01/99 .................     4,000     4,008
------------------------------------------------------------
                                                   15,808
------------------------------------------------------------
PENNSYLVANIA (8.7%)
Emmaus, General Authority, RB, FSA (A)
   3.150%, 12/02/98 .................    12,000    12,000
Philadelphia, Redevelopment Housing
  Authority, Courts Project, Ser A, RB (A) (B)
   3.100%, 12/03/98 .................     4,425     4,425
Pittsburgh, GO (A)
   3.250%, 12/03/98 .................     8,000     8,000
------------------------------------------------------------
                                                   24,425
------------------------------------------------------------
SOUTH CAROLINA (2.9%)
Florence County, McLeod Regional Medical
  Center Project, Ser A, RB, FGIC (A)
   3.450%, 12/03/98 .................     8,200     8,200
------------------------------------------------------------
SOUTH DAKOTA (1.8%)
Heartland Consumers Power District,
  RB, FSA (A)
   3.300%, 12/03/98 .................     5,035     5,035
------------------------------------------------------------
TENNESSEE (1.8%)
Shelby County, Health, Educational &
  Housing Facilities, Multi Family Housing,
  AMT, Ser A, RB (A) (B)
   3.500%, 12/02/98 .................     5,000     5,000
------------------------------------------------------------
TEXAS (7.5%)
Houston, Water & Sewer System,
  RB, FGIC (A)
   3.300%, 12/03/98 .................     5,000     5,000
Plano, TECP, MBIA
   3.100%, 01/22/99 .................     7,000     7,000
San Antonio, Electric & Gas, RB,
   Partially Prerefunded
   02/01/07 @101 (A) (B)
   3.300%, 12/03/98 .................     9,000     9,000
------------------------------------------------------------
                                                   21,000
------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
TAX-FREE MONEY FUND (CONTINUED)

                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
VIRGINIA (34.9%)
Alexandria, Redevelopment & Housing
  Authority, Goodwin House Project,
  Ser B, RB (A) (B)
   3.350%, 12/01/98 .................   $ 2,500   $ 2,500
Fairfax County, Public
  Improvements, GO (A)
   3.300%, 12/03/98 .................     3,300     3,300
King George County, Industrial
  Development Authority,
  Birchwood Power Partners,
  Ser A, RB (A) (B)
   3.450%, 12/01/98 .................     2,600     2,600
King George County, Industrial
  Development Authority,
  Birchwood Power Partners,
  Ser B, RB (A) (B)
   3.450%, 12/01/98 .................     7,400     7,400
Louisa County, Industrial
  Development Authority, RB (A) (B)
   3.200%, 12/03/98 .................     2,000     2,000
Norfolk, Industrial Development
  Authority, Childrens Hospital
  Project (A) (B)
   3.200%, 12/03/98 .................     4,000     4,000
Petersburg, Hospital Authority,
  Southside Regional Project,
  RB (A) (B)
   3.350%, 12/01/98 .................     4,125     4,125
Pulaski County, Industrial Development
  Authority, Pulaski Furniture Project,
  Ser A, RB (A)
   3.350%, 12/02/98 .................     4,219     4,219
Pulaski County, Industrial Development
  Authority, Pulaski Furniture Project,
  Ser B, RB (A)
   3.350%, 12/02/98 .................       500       500
Richmond, Redevelopment &
  Housing Authority, Multi Family
  Housing, RB (A)
   3.350%, 12/03/98 .................    13,000    13,000
Spotsylvania, Industrial Development
  Authority, Residential Care Facility,
  Chancellors Village Project, RB (A) (B)
   3.150%, 12/02/98 .................     2,465     2,465
Suffolk, Redevelopment & Housing
  Authority, Multi Family Housing,
  Windsor Fieldstone Project, RB (A)
   3.350%, 12/02/98 .................     4,288     4,288

                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Virginia State College, Building
  Authority, Public Higher Education
  Financing, Ser A, RB
   3.150%, 09/01/99 .................   $ 1,850   $ 1,850
Virginia State, Polytechnic
  Institute & University, RB (A)
   3.400%, 12/03/98 .................       650       650
Virginia State, Polytechnic
  Institute & University, RB (A) (B)
   3.400%, 12/03/98 .................     3,475     3,475
Virginia State, Port Authority Facility,
  AMT, RB, MBIA (A)
   3.350%, 12/03/98 .................    10,100    10,100
Virginia State, Public Building
  Authority, RB
   5.100%, 08/01/99 .................     7,115     7,212
Virginia State, Public School
  Authority, School Equipment
  Financing, Issue V, RB
   3.600%, 04/01/99 .................     5,000     5,000
Waynesboro, Residential
  Care Facilities, Sunnyside
  Presbyterian Project, RB (A) (B)
   3.350%, 12/01/98 .................    10,240    10,240
York County, TECP
   3.400%, 02/18/99 .................     8,800     8,800
------------------------------------------------------------
                                                   97,724
------------------------------------------------------------
WASHINGTON (3.6%)
Washington State, Public Power Supply
  System, Nuclear Project Number 1,
  Prerefunded 07/01/99 @ 100
   6.000%, 07/01/17 .................    10,000    10,131
------------------------------------------------------------
     Total Municipal Bonds
       (Cost $275,766) ..............             275,766
------------------------------------------------------------
CASH EQUIVALENTS (0.9%)
Financial Square Tax Free Portfolio .     1,118     1,118
SEI Institutional Tax Free Portfolio      1,277     1,277
------------------------------------------------------------
     Total Cash Equivalents
       (Cost $2,395) ................               2,395
------------------------------------------------------------
     Total Investments (99.4%)
       (Cost $278,161) ..............             278,161
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.6%)            1,589
------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
TAX-FREE MONEYFUND (CONCLUDED)


                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .9 billion shares
  authorized) based on 270,909,225
  outstanding shares ........................    $270,911
Portfolio Shares of Investor Class A
  ($.001 par value -- .1 billion shares
  authorized) based on 8,849,887
  outstanding shares ........................       8,850
Distribution in excess of net investment income        (2)
Accumulated net realized loss on investments           (9)
------------------------------------------------------------
     Total Net Assets: (100.0%) .............    $279,750
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(270,899,215 / 270,909,225
SHARES OUTSTANDING) .........................       $1.00
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
(8,851,371 / 8,849,887
SHARES OUTSTANDING) .........................       $1.00
------------------------------------------------------------
------------------------------------------------------------
(A) Adjustable Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(B) Security backed by letter of credit or credit support.
AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax
FGIC--Financial Guaranty Insurance Company
FSA--Financial Securities Assurance, Inc.
GO--General Obligation
MBIA--Municipal Bond Insurance Association
RB--Revenue Bond
Ser--Series
TECP--Tax Exempt Commercial Paper


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
LIMITED TERM BOND FUND

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
U.S. GOVERNMENT AGENCY OBLIGATION (1.3%)
FFCB MTN
   7.125%, 06/01/01 .................   $ 1,000   $ 1,052
------------------------------------------------------------
     Total U.S. Government Agency Obligation
       (Cost $1,002) ................               1,052
------------------------------------------------------------
U.S. AGENCY MORTGAGE BACKED OBLIGATIONS (54.1%)
FHLMC Pool E00412
   7.000%, 01/01/11 .................     1,413     1,446
FHLMC Pool G10664
   7.000%, 02/01/12 .................     3,865     3,953
FHLMC REMIC 1585 E
   5.750%, 06/15/16 .................     1,593     1,592
FHLMC REMIC 2061 PC
   6.250%, 10/15/20 .................     1,200     1,218
FNMA Pool 250820
   7.000%, 01/01/27 .................     2,146     2,191
FNMA Pool 251761
   6.500%, 06/01/13 .................     2,816     2,858
FNMA Pool 397657
   7.500%, 09/01/27 .................       934       960
FNMA Pool 401494
   7.500%, 10/01/27 .................       873       898
FNMA Pool 401899
   7.500%, 12/01/27 .................       908       934
FNMA Pool 404124
   7.500%, 12/01/27 .................       665       683
FNMA Pool 411484
   7.500%, 12/01/27 .................       853       877
FNMA Pool 414639
   7.500%, 11/01/27 .................       804       827
FNMA Pool 419420
   7.500%, 03/01/28 .................       861       886
FNMA Pool 420787
   6.500%, 06/01/13 .................     1,967     1,997
FNMA Pool 420917
   7.500%, 09/01/26 .................       798       821
FNMA Pool 423276
   7.500%, 01/01/28 .................       910       936
FNMA Pool 429562
   7.500%, 06/01/28 .................       506       520
FNMA Pool 439745
   6.500%, 09/01/13 .................     1,963     1,992
FNMA Pool 444572
   6.500%, 09/01/13 .................     1,096     1,113
FNMA REMIC 1992-199 A
   5.250%, 11/25/99 .................       133       132
FNMA REMIC 1996-30 PC
   7.000%, 11/25/20 .................     2,600     2,652
FNMA REMIC 1998-44 QD
   6.000%, 07/18/16 .................     1,200     1,200
FNMA REMIC 1998-8 PB
   6.250%, 06/18/19 .................     2,575     2,658

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
FNMA TBA
   6.000%, 12/15/13 .................   $ 3,000   $ 3,001
GNMA Pool 359503
   7.500%, 04/15/24 .................        57        59
GNMA Pool 359975
   7.500%, 01/15/24 .................        58        60
GNMA Pool 398793
   7.500%, 07/15/26 .................       349       361
GNMA Pool 399107
   7.500%, 02/15/27 .................       523       540
GNMA Pool 410839
   7.500%, 11/15/25 .................       427       441
GNMA Pool 417143
   7.500%, 10/15/25 .................       329       340
GNMA Pool 431365
   7.500%, 10/15/26 .................       455       470
GNMA Pool 439009
   7.500%, 10/15/26 .................        59        61
GNMA Pool 439051
   7.500%, 02/15/27 .................        27        28
GNMA Pool 443502
   7.500%, 07/15/27 .................       423       437
GNMA Pool 780332
   8.000%, 11/15/09 .................     1,594     1,652
GNMA TBA
   6.500%, 12/17/28 .................     1,500     1,515
   7.000%, 12/17/28 .................     3,000     3,070
------------------------------------------------------------
     Total U.S. Agency Mortgage Backed Obligations
       (Cost $44,986) ...............              45,379
------------------------------------------------------------
CORPORATE OBLIGATIONS (27.9%)
AGRICULTUrE (2.4%)
Alcan Aluminum
   5.875%, 04/01/00 .................     2,000     2,017
------------------------------------------------------------
BANKS (4.9%)
Capital One Bank MTN
   6.830%, 05/17/99 .................     2,000     2,010
Popular North America
   6.625%, 10/27/02 .................     2,000     2,097
------------------------------------------------------------
                                                    4,107
------------------------------------------------------------
BUILDING & CONSTRUCTION SUPPLIES (2.4%)
Penn Central
   9.750%, 08/01/99 .................     2,000     2,052
------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (3.2%)
US Cellular, Callable 08/15/04 @ 100
   7.250%, 08/15/07 .................     2,525     2,645
------------------------------------------------------------
ELECTRICAL SERVICES (1.6%)
Ohio Edison
   6.875%, 09/15/99 .................     1,300     1,313
------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
LIMITED TERM BOND FUND (continued)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
FINANCIAL SERVICES (5.2%)
CIT Group Holdings
   6.375%, 08/01/02 ..................  $ 1,345   $ 1,384
Macsaver Financial Services
   7.875%, 08/01/03 ..................    3,000     2,996
------------------------------------------------------------
                                                    4,380
------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (1.6%)
Petroleum Geo-Services
   7.500%, 03/31/07 ..................    1,255     1,316
------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST (2.4%)
United Dominion Realty
   7.250%, 01/15/07 ..................    2,000     2,022
------------------------------------------------------------
SECURITY BROKERAGE/DEALERS (4.2%)
Jefferies Group, Callable 05/01/99 @ 103
   8.875%, 05/01/04 ..................    2,000     2,218
Salomon Brothers
   7.125%, 08/01/99 ..................    1,300     1,316
------------------------------------------------------------
                                                    3,534
------------------------------------------------------------
     Total Corporate Obligations
       (Cost $22,913) ................             23,386
------------------------------------------------------------
ASSET BACKED SECURITIES (11.8%)
AUTOMOTIVE (0.3%)
Chase Manhattan Grantor Trust,
  Ser 1995-B A
   5.900%, 11/15/01 ..................      257       258
------------------------------------------------------------
CREDIT CARDS (8.8%)
Advanta Credit Card Master Trust,
  Ser 1995-F A1
   6.050%, 08/01/03 ..................    1,000     1,017
American Express Master Trust,
  Ser 1992-2 A
   6.600%, 05/15/00 ..................    2,000     2,012
Chase Credit Card Master Trust,
  Ser 1997-5 A
   6.194%, 08/15/05 ..................    1,280     1,319
Discover Card Master Trust I,
  Ser 1998-4 A
   5.750%, 10/16/03 ..................    1,990     2,008
Spiegel Master Trust,
  Ser 1995-A A
   7.500%, 09/15/04 ..................    1,000     1,035
------------------------------------------------------------
                                                    7,391
------------------------------------------------------------
HOME EQUITY (2.7%)
CoreStates Home Equity Trust, Ser 1994-1 A
   6.650%, 05/15/09 ..................      762       773
EQCC Home Equity Loan Trust, Ser 1994-1 A
   5.800%, 03/15/09 ..................      665       673

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Equivantage, Ser 1996-1 A
   6.550%, 10/25/25 ..................   $  832    $  850
------------------------------------------------------------
                                                    2,296
------------------------------------------------------------
     Total Asset Backed Securities
       (Cost $9,782) .................              9,945
------------------------------------------------------------
MORTGAGE BACKED SECURITIES (2.1%)
Merrill Lynch Mortgage Investors,
  Ser 1998-C2 D (A)
   6.957%, 02/15/30 ..................    1,800     1,784
------------------------------------------------------------
     Total Mortgage Backed Securities
       (Cost $1,812) .................              1,784
------------------------------------------------------------
MUNICIPAL BOND (1.2%)
Los Angeles County, CA, Taxable GO,
  Ser A, AMBAC
   8.000%, 06/30/01 ..................      940     1,000
------------------------------------------------------------
     Total Municipal Bond
       (Cost $997) ...................              1,000
------------------------------------------------------------
COMMERCIAL PAPER (3.5%)
Citibank Capital Markets
   5.530%, 01/06/99 ..................    1,000       994
Peacock Funding
   5.200%, 02/11/99 ..................    2,000     1,979
------------------------------------------------------------
     Total Commercial Paper
       (Cost $2,973) .................              2,973
------------------------------------------------------------
CASH EQUIVALENT (4.3%)
Aim Liquid Assets Portfolio ..........    3,622     3,622
------------------------------------------------------------
     Total Cash Equivalent
       (Cost $3,622) .................              3,622
------------------------------------------------------------
REPURCHASE AGREEMENT (2.1%)
J.P. Morgan
  5.57%, dated 11/30/98, matures
  12/01/98, repurchase price $1,779,914
  (collateralized by various GNMA obligations:
  total market value $1,815,238) .....    1,780     1,780
------------------------------------------------------------
     Total Repurchase Agreement
       (Cost $1,780) .................              1,780
------------------------------------------------------------
     Total Investments (108.3%)
       (Cost $89,867) ................             90,921
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-8.3%)          (6,941)
------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
LIMITED TERM BOND FUND (concluded)

                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 1.4 billion shares
  authorized) based on 8,414,665
  outstanding shares ..........................   $84,753
Distribution in excess of net investment income       (16)
Accumulated net realized loss on investments ..    (1,811)
Net unrealized appreciation on investments ....     1,054
------------------------------------------------------------
     Total Net Assets: (100.0%) ...............   $83,980
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(83,980,180 / 8,414,665
SHARES OUTSTANDING) ...........................        $9.98
------------------------------------------------------------
------------------------------------------------------------
(A) Adjustable Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
AMBAC--American Municipal Bond Assurance Corporation
FFCB--Federal Farm Credit Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
GO--General Obligation
MTN--Medium Term Note
REMIC--Real Estate Mortgage Investment Conduit
Ser--Series
TBA--To Be Announced

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
U.S. TREASURY OBlIGATIONS (5.1%)
U.S. Treasury Bonds
   6.125%, 11/15/27 .................   $10,900   $12,304
   5.250%, 11/15/28 .................     3,500     3,596
------------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $15,590) ...............              15,900
------------------------------------------------------------
U.S. AGENCY MORTGAGE BACKED OBLIGATIONS (67.3%)
FHLMC Pool E00412
   7.000%, 01/01/11 .................     1,759     1,799
FHLMC Pool G10664
   7.000%, 02/01/12 .................     9,996    10,227
FHLMC REMIC Ser 1585 E
   5.750%, 06/15/16 .................     3,480     3,478
FHLMC REMIC Ser 1726 B
   6.750%, 11/15/04 .................     7,000     7,143
FHLMC REMIC Ser 1934 E
   6.500%, 02/15/12 .................     9,243     9,483
FHLMC REMIC Ser 2061 PC
   6.250%, 10/15/20 .................     8,460     8,590
FNMA Pool 250820
   7.000%, 01/01/27 .................     8,546     8,725
FNMA Pool 250951
   7.500%, 06/01/27 .................        89        92
FNMA Pool 251115
   7.500%, 08/01/27 .................        85        87
FNMA Pool 251502
   6.500%, 02/01/13 .................       389       394
FNMA Pool 251571
   6.500%, 02/01/13 .................     4,741     4,810
FNMA Pool 313737
   7.500%, 09/01/27 .................       515       530
FNMA Pool 358491
   7.500%, 12/01/26 .................       217       223
FNMA Pool 373169
   7.500%, 03/01/27 .................        68        70
FNMA Pool 378999
   7.500%, 05/01/27 .................       482       496
FNMA Pool 394212
   7.500%, 07/01/27 .................       227       233
FNMA Pool 394345
   7.500%, 07/01/27 .................       483       496
FNMA Pool 395051
   6.500%, 02/01/13 .................     1,848     1,876
FNMA Pool 397091
   7.500%, 10/01/27 .................       542       557
FNMA Pool 400521
   7.500%, 10/01/07 .................       233       240
FNMA Pool 401402
   7.500%, 10/01/27 .................       239       246
FNMA Pool 402136
   7.500%, 10/01/27 .................       497       511

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
FNMA Pool 402895
   7.500%, 01/01/28 .................    $  208    $  214
FNMA Pool 403467
   7.500%, 05/01/28 .................        96        99
FNMA Pool 405102
   7.500%, 08/01/27 .................        95        97
FNMA Pool 407454
   7.500%, 11/01/27 .................       218       224
FNMA Pool 407612
   7.500%, 12/01/27 .................        68        69
FNMA Pool 407841
   7.500%, 12/01/27 .................       621       639
FNMA Pool 407886
   6.500%, 02/01/13 .................       874       887
FNMA Pool 407890
   6.500%, 02/01/13 .................       374       380
FNMA Pool 409201
   6.500%, 01/01/13 .................       950       964
FNMA Pool 409446
   7.500%, 01/01/28 .................       248       255
FNMA Pool 411360
   7.500%, 01/01/28 .................        95        98
FNMA Pool 412223
   7.500%, 01/01/28 .................       524       538
FNMA Pool 413994
   6.500%, 01/01/13 .................       876       889
FNMA Pool 414673
   7.500%, 04/01/28 .................       486       500
FNMA Pool 414887
   6.500%, 02/01/13 .................     1,814     1,841
FNMA Pool 415853
   7.500%, 01/01/28 .................       540       555
FNMA Pool 416896
   7.500%, 05/01/28 .................       504       518
FNMA Pool 419054
   7.500%, 04/01/28 .................        79        81
FNMA Pool 419576
   7.500%, 02/01/28 .................       270       278
FNMA Pool 422659
   7.500%, 06/01/28 .................       104       107
FNMA Pool 424174
   7.500%, 04/01/28 .................       498       512
FNMA Pool 424908
   7.500%, 04/01/28 .................        87        90
FNMA Pool 425123
   7.500%, 05/01/28 .................       100       103
FNMA Pool 425233
   7.500%, 04/01/28 .................       229       235
FNMA Pool 425956
   7.500%, 05/01/28 .................       216       222
FNMA Pool 428402
   7.500%, 04/01/28 .................       277       285
FNMA Pool 447023
   6.500%, 02/01/13 .................     1,674     1,698

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND (continued)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
FNMA REMIC Ser 1993-127 K
   6.500%, 10/25/21 ..................  $ 4,500   $ 4,561
FNMA REMIC Ser 1997-42 ZC
   6.500%, 07/18/27 ..................   12,634    12,458
FNMA REMIC Ser 1997-63 PC
   6.500%, 03/18/26 ..................    9,160     9,526
FNMA REMIC Ser 1998-8 PB
   6.250%, 06/18/19 ..................    8,530     8,805
FNMA REMIC Ser 1998-17 TC
   6.250%, 08/18/21 ..................    7,035     7,133
FNMA REMIC Ser 1998-44 QD
   6.000%, 07/18/16 ..................    9,000     8,997
FNMA TBA
   6.000%, 12/15/13 ..................   16,965    16,970
GNMA Pool 347246
   7.000%, 04/15/27 ..................      130       133
GNMA Pool 353157
   7.000%, 12/15/27 ..................      643       658
GNMA Pool 372462
   7.000%, 12/15/27 ..................      750       768
GNMA Pool 376345
   6.500%, 12/15/23 ..................    6,556     6,623
GNMA Pool 377447
   7.000%, 01/15/27 ..................      396       406
GNMA Pool 387124
   7.000%, 09/15/25 ..................      375       384
GNMA Pool 393375
   7.000%, 02/15/27 ..................       47        48
GNMA Pool 399119
   7.000%, 02/15/27 ..................      514       526
GNMA Pool 402549
   7.000%, 04/15/26 ..................      396       406
GNMA Pool 412383
   7.000%, 12/15/27 ..................      467       478
GNMA Pool 429349
   7.000%, 03/15/26 ..................      325       332
GNMA Pool 430006
   7.000%, 11/15/27 ..................       99       101
GNMA Pool 432390
   7.000%, 03/15/27 ..................      479       495
GNMA Pool 433369
   7.000%, 01/15/27 ..................      412       422
GNMA Pool 433594
   6.500%, 02/15/28 ..................      191       193
GNMA Pool 440185
   7.000%, 02/15/27 ..................      499       511
GNMA Pool 440268
   7.000%, 03/15/27 ..................      521       534
GNMA Pool 441681
   7.000%, 12/15/27 ..................       86        88
GNMA Pool 441790
   7.000%, 02/15/27 ..................       49        51

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
GNMA Pool 442007
   7.000%, 03/15/27 ..................   $  340    $  349
GNMA Pool 443942
   7.000%, 04/15/27 ..................      329       337
GNMA Pool 448095
   6.500%, 02/15/28 ..................      882       891
GNMA Pool 450663
   6.500%, 03/15/28 ..................      880       889
GNMA Pool 453303
   7.000%, 08/15/27 ..................      618       633
GNMA Pool 453416
   7.000%, 11/15/27 ..................       84        86
GNMA Pool 454475
   6.500%, 09/15/28 ..................       43        43
GNMA Pool 455015
   7.000%, 10/15/27 ..................       24        25
GNMA Pool 456254
   6.500%, 04/15/28 ..................      408       412
GNMA Pool 456558
   7.000%, 10/15/27 ..................      392       401
GNMA Pool 457089
   6.500%, 09/15/28 ..................      499       504
GNMA Pool 457558
   7.000%, 12/15/27 ..................      742       759
GNMA Pool 458708
   7.000%, 11/15/27 ..................      804       823
GNMA Pool 458911
   6.500%, 08/15/28 ..................       36        36
GNMA Pool 459132
   7.000%, 12/15/27 ..................      277       284
GNMA Pool 459520
   7.000%, 03/15/28 ..................       65        66
GNMA Pool 459593
   7.000%, 03/15/28 ..................      262       268
GNMA Pool 459702
   7.000%, 11/15/27 ..................      155       159
GNMA Pool 459960
   7.000%, 03/15/28 ..................      269       276
GNMA Pool 460007
   6.500%, 03/15/28 ..................      692       700
GNMA Pool 460253
   6.500%, 03/15/28 ..................      119       120
GNMA Pool 460254
   6.500%, 03/15/28 ..................    1,914     1,934
GNMA Pool 460282
   6.500%, 03/15/28 ..................      126       128
GNMA Pool 460484
   6.500%, 03/15/28 ..................    1,502     1,518
GNMA Pool 460658
   7.000%, 12/15/27 ..................      825       845
GNMA Pool 460928
   7.000%, 10/15/27 ..................      282       289
GNMA Pool 461010
   7.000%, 11/15/27 ..................      321       329

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND (continued)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
GNMA Pool 461064
   7.000%, 12/15/27 ...................  $  581    $  595
GNMA Pool 461086
   7.000%, 12/15/27 ...................     659       675
GNMA Pool 462268
   7.000%, 11/15/27 ...................     791       810
GNMA Pool 462388
   7.000%, 12/15/27 ...................     811       831
GNMA Pool 462432
   7.000%, 12/15/27 ...................      67        68
GNMA Pool 463640
   6.500%, 03/15/28 ...................   1,150     1,162
GNMA Pool 463641
   6.500%, 03/15/28 ...................   1,984     2,005
GNMA Pool 465364
   6.500%, 08/15/28 ...................     161       162
GNMA Pool 465387
   6.500%, 02/15/28 ...................     421       425
GNMA Pool 465784
   7.000%, 04/15/28 ...................     638       654
GNMA Pool 471087
   7.000%, 08/15/28 ...................      47        48
GNMA Pool 471102
   6.500%, 05/15/28 ...................     454       459
GNMA Pool 475111
   6.500%, 09/15/28 ...................     494       499
GNMA Pool 486543
   6.500%, 09/15/28 ...................     494       499
GNMA Pool 780332
   8.000%, 11/15/09 ...................   6,835     7,081
GNMA Pool 780463
   7.000%, 11/15/26 ...................     545       559
GNMA Pool 780525
   7.000%, 03/15/27 ...................     750       768
GNMA Pool 780651
   7.000%, 10/15/27 ...................     145       149
GNMA TBA
   6.500%, 12/17/28 ...................   8,185     8,264
   7.000%, 12/17/28 ...................  17,785    18,202
------------------------------------------------------------
     Total U.S. Agency Mortgage Backed Obligations
       (Cost $207,877) ................           211,310
------------------------------------------------------------
CORPORATE OBLIGATIONS (15.0%)
AUTOMOTIVE (0.7%)
Ford Motor
   6.625%, 10/01/28 ...................   2,085     2,179
------------------------------------------------------------
BANKS (1.8%)
Capital One MTN
   6.830%, 05/17/99 ...................   2,300     2,311
Central Fidelity
   8.150%, 11/15/02 ...................   3,000     3,326
------------------------------------------------------------
                                                    5,637
------------------------------------------------------------

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
FINANCIAL SERVICES (7.3%)
Americal Financial Group
   7.125%, 12/15/07 ................... $ 7,000   $ 7,429
Household Finance MTN
   6.250%, 08/15/03 ...................   5,825     5,949
Macsaver Financial Services
   7.875%, 08/01/03 ...................   9,550     9,538
------------------------------------------------------------
                                                   22,916
------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (0.3%)
Philip Morris
   7.125%, 08/15/02 ...................   1,000     1,042
------------------------------------------------------------
GAS/NATURAL GAS (1.5%)
Petroleum Geo-Services
   7.125%, 03/30/28 ...................   4,945     4,747
------------------------------------------------------------
SECURITY BROKERAGE/DEALERS (3.4%)
Jefferies Group, Callable 05/01/99 @ 103
   8.875%, 05/01/04 ...................   7,000     7,761
Lehman Brothers
   10.000%, 05/15/99 ..................   3,000     3,041
------------------------------------------------------------
                                                   10,802
------------------------------------------------------------
     Total Corporate Obligations
       (Cost $46,161) .................            47,323
------------------------------------------------------------
ASSET BACKED SECURITIES (7.6%)
American Express Master Trust,
  Ser 1992-2 A
   6.600%, 05/15/00 ...................   6,350     6,389
Chase Credit Card Master Trust,
  Ser 1997-5 A
   6.194%, 08/15/05 ...................   7,215     7,436
Discover Card Master Trust I,
  Ser 1998-4 A
   5.750%, 10/16/03 ...................   8,190     8,264
EQCC Home Equity Loan Trust,
  Ser 1994-1 A
   5.800%, 03/15/09 ...................     548       555
Olympic Automobile Receivables Trust,
  Ser 1995-D A4
   6.050%, 11/15/00 ...................   1,365     1,368
------------------------------------------------------------
     Total Asset Backed Securities
       (Cost $23,729) .................            24,012
------------------------------------------------------------
MORTGAGE BACKED SECURITIES (2.4%)
Merrill Lynch Mortgage Investors,
  Ser 1998-C1 A1
   6.310%, 11/15/26 ...................     413       423
Merrill Lynch Mortgage Investors,
  Ser 1998-C2 D (A)
   6.957%, 02/15/30 ...................   7,100     7,038
------------------------------------------------------------
     Total Mortgage Backed Securities
       (Cost $7,562) ..................             7,461
------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND (concluded)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
MUNICIPAL BOND (1.2%)
Los Angeles County, CA, Taxable GO,
  Ser A, AMBAC
   8.000%, 06/30/01 .................   $ 3,480   $ 3,702
------------------------------------------------------------
     Total Municipal Bond
       (Cost $3,692) ................               3,702
------------------------------------------------------------
COMMERCIAL PAPER (0.4%)
Peacock Funding
   5.200%, 02/11/99 .................     1,345     1,331
------------------------------------------------------------
     Total Commercial Paper
       (Cost $1,331) ................               1,331
------------------------------------------------------------
CASH EQUIVALENT (5.0%)
Aim Liquid Assets Portfolio .........    15,635    15,635
------------------------------------------------------------
     Total Cash Equivalent
       (Cost $15,635) ...............              15,635
------------------------------------------------------------
REPURCHASE AGREEMENT (9.6%)
J.P. Morgan
  5.45%, dated 11/30/98, matures
  12/01/98, repurchase price $30,171,703
  (collateralized by various GNMA obligations:
  total market value $30,770,479) ...    30,167    30,167
------------------------------------------------------------
     Total Repurchase Agreement
       (Cost $30,167) ...............              30,167
------------------------------------------------------------
     Total Investments (113.6%)
       (Cost $351,744) ..............             356,841
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-13.6%)        (42,666)
------------------------------------------------------------

                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 1.4 billion shares
  authorized) based on 30,704,293
  outstanding shares ................            $301,088
Portfolio Shares of Investor Class A
  ($.001 par value -- .1 billion shares
  authorized) based on 324,873
  outstanding shares ................               3,241
Undistributed net investment income                    96
Accumulated net realized gain on investments        4,653
Net unrealized appreciation on investments          5,097
------------------------------------------------------------
     Total Net Assets: (100.0%) .....            $314,175
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(310,885,054 / 30,704,293
SHARES OUTSTANDING) .................              $10.13
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
(3,290,260 / 324,873
SHARES OUTSTANDING) .................              $10.13
------------------------------------------------------------
OFFER PRICE PER SHARE -- INVESTOR CLASS A
($10.13 / 97.0%) ....................              $10.44
------------------------------------------------------------
------------------------------------------------------------
(A) Adjustable Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
AMBAC--American Municipal Bond Assurance Corporation
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
GO--General Obligation
MTN--Medium Term Note
REMIC--Real Estate Mortgage Investment Conduit
Ser--Series
TBA--To Be Announced

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND
                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
U.S. TREASURY OBLIGATIONS (13.3%)
U.S. Treasury Bonds
   6.625%, 02/15/27 ..................   $  960   $ 1,144
   6.125%, 11/15/27 ..................    3,795     4,283
   5.250%, 11/15/28 ..................    1,500     1,541
------------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $6,749) .................              6,968
------------------------------------------------------------
U.S. AGENCY MORTGAGE BACKED OBLIGATIONS (66.3%)
FHLMC Pool E00412
   7.000%, 01/01/11 ..................      347       355
FHLMC Pool E66605
   6.500%, 03/01/12 ..................    2,945     2,990
FHLMC Pool G10664
   7.000%, 02/01/12 ..................    1,189     1,217
FHLMC REMIC 1585 E
   5.750%, 06/15/16 ..................    1,045     1,044
FHLMC REMIC 1934 E
   6.500%, 02/15/12 ..................    1,856     1,905
FHLMC REMIC 2061 PC
   6.250%, 10/15/20 ..................    1,260     1,279
FNMA Pool 250820
   7.000%, 01/01/27 ..................    1,106     1,129
FNMA Pool 251761
   6.500%, 06/01/13 ..................      348       353
FNMA Pool 420787
   6.500%, 06/01/13 ..................    1,314     1,333
FNMA Pool 444572
   6.500%, 09/01/13 ..................      207       211
FNMA REMIC 1996-30 PC
   7.000%, 11/25/20 ..................    2,000     2,040
FNMA REMIC 1997-42 ZC
   6.500%, 07/18/27 ..................    1,535     1,513
FNMA REMIC 1997-63 PC
   6.500%, 03/18/26 ..................    1,140     1,186
FNMA REMIC 1998-8 PB
   6.250%, 06/18/19 ..................    1,140     1,177
FNMA REMIC 1998-17 TC
   6.250%, 08/18/21 ..................      910       923
FNMA REMIC 1998-44 QD
   6.000%, 07/18/16 ..................    1,260     1,260
FNMA TBA
   6.000%, 12/15/13 ..................    1,400     1,400
GNMA Pool 352020
   6.500%, 11/15/23 ..................      830       839
GNMA Pool 353917
   7.000%, 10/15/27 ..................       80        82
GNMA Pool 361275
   6.500%, 11/15/23 ..................      377       381
GNMA Pool 384994
   7.000%, 12/15/27 ..................       50        52
GNMA Pool 423454
   7.500%, 01/15/26 ..................      488       505

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
GNMA Pool 429989
   7.500%, 10/15/27 ..................    $  50     $  52
GNMA Pool 433528
   7.000%, 01/15/28 ..................      160       164
GNMA Pool 443942
   7.000%, 04/15/27 ..................      833       853
GNMA Pool 445209
   7.000%, 10/15/27 ..................       70        72
GNMA Pool 445282
   7.000%, 12/15/27 ..................       71        73
GNMA Pool 445361
   7.000%, 11/15/27 ..................       65        66
GNMA Pool 449499
   7.000%, 01/15/28 ..................      291       298
GNMA Pool 451900
   7.500%, 07/15/27 ..................      390       403
GNMA Pool 452415
   7.000%, 09/15/27 ..................       73        74
GNMA Pool 452647
   7.000%, 11/15/27 ..................      855       875
GNMA Pool 454996
   7.000%, 12/15/27 ..................      786       804
GNMA Pool 456254
   6.500%, 04/15/28 ..................       88        89
GNMA Pool 456308
   7.000%, 11/15/27 ..................      276       283
GNMA Pool 459912
   7.500%, 01/15/28 ..................      384       397
GNMA Pool 460535
   7.000%, 01/15/28 ..................      851       872
GNMA Pool 465677
   6.500%, 03/15/28 ..................      149       150
GNMA Pool 468226
   6.500%, 09/15/28 ..................      569       575
GNMA Pool 475841
   6.500%, 06/15/28 ..................       42        42
GNMA Pool 483637
   6.500%, 09/15/28 ..................      449       454
GNMA Pool 780332
   8.000%, 11/15/09 ..................    1,031     1,068
GNMA Pool 780429
   7.500%, 09/15/26 ..................      762       788
GNMA Pool 780525
   7.000%, 03/15/27 ..................      270       276
GNMA Pool 780651
   7.000%, 10/15/27 ..................      727       745
GNMA TBA
   6.500%, 12/17/28 ..................      700       707
   7.000%, 12/17/28 ..................    1,400     1,433
------------------------------------------------------------
     Total U.S. Agency Mortgage Backed Obligations
       (Cost $34,256) ................             34,787
------------------------------------------------------------
CORPORATE OBLIGATIONS (9.0%)
BANKS (0.5%)
Capital One MTN
   6.830%, 05/17/99 ..................      250       251
------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND (concluded)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
COMMUNICATIONS EQUIPMENT (2.0%)
US Cellular, Callable 08/15/04 @ 100
   7.250%, 08/15/07 .................   $ 1,000   $ 1,048
------------------------------------------------------------
FINANCIAL SERVICES (1.9%)
Macsaver Financial Services
   7.400%, 02/15/02 .................     1,000       991
------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (1.1%)
Philip Morris
   7.625%, 05/15/02 .................       550       580
------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (1.4%)
Petroleum Geo-Services
   7.125%, 03/30/28 .................       765       734
------------------------------------------------------------
SECURITY BROKERAGE/DEALERS (2.1%)
Jefferies Group, Callable 05/01/99 @ 103
   8.875%, 05/01/04 .................     1,000     1,109
------------------------------------------------------------
     Total Corporate Obligations
       (Cost $4,613) ................               4,713
------------------------------------------------------------
ASSET BACKED SECURITIES (5.7%)
AFG Receivables Trust, Ser 1997-A A
   6.350%, 10/31/02 .................       516       519
Chase Credit Card Master Trust,
  Ser 1997-5 A
   6.194%, 08/15/05 .................       845       871
Discover Card Master Trust I,
  Ser 1998-4 A
   5.750%, 10/16/03 .................     1,180     1,191
EQCC Home Equity Loan Trust,
  Ser 1994-1 A
   5.800%, 03/15/09 .................        69        69
Olympic Automobile Receivables Trust,
  Ser 1995-D A4
   6.050%, 11/15/00 .................       319       320
------------------------------------------------------------
     Total Asset Backed Securities
       (Cost $2,938) ................               2,970
------------------------------------------------------------
MORTGAGE BACKED SECURITIES (2.1%)
Merrill Lynch Mortgage Investors,
  Ser 1998-C2 D (A)
   6.957%, 02/15/30 .................     1,100     1,090
------------------------------------------------------------
     Total Mortgage Backed Securities
       (Cost $1,108) ................               1,090
------------------------------------------------------------
MUNICIPAL BOND (1.2%)
Los Angeles County, CA, Taxable GO,
  Ser A, AMBAC
   8.000%, 06/30/01 .................       580       617
------------------------------------------------------------
     Total Municipal Bond
       (Cost $615) ..................                 617
------------------------------------------------------------
CASH EQUIVALENT (4.8%)
Aim Liquid Assets Portfolio .........     2,531     2,531
------------------------------------------------------------
     Total Cash Equivalent
       (Cost $2,531) ................               2,531
------------------------------------------------------------

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
REPURCHASE AGREEMENT (4.3%)
J.P. Morgan
  5.45%, dated 11/30/98, matures
  12/01/98, repurchase price $2,273,226
  (collateralized by various GNMA obligations:
  total market value $2,318,340) ....   $ 2,273   $ 2,273
------------------------------------------------------------
     Total Repurchase Agreement
       (Cost $2,273) ................               2,273
------------------------------------------------------------
     Total Investments (106.7%)
       (Cost $55,083) ...............              55,949
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-6.7%)          (3,501)
------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .75 billion shares
  authorized) based on 4,706,086
  outstanding shares ................              48,180
Portfolio Shares of Investor Class B
  ($.001 par value -- .125 billion shares
  authorized) based on 224,524
  outstanding shares ................               2,345
Distribution in excess of net investment income        (2)
Accumulated net realized gain on investments        1,059
Net unrealized appreciation on investments            866
------------------------------------------------------------
     Total Net Assets: (100.0%) .....             $52,448
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(50,050,993 / 4,706,086
SHARES OUTSTANDING) .................              $10.64
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS B (1)
(2,396,603 / 224,524
SHARES OUTSTANDING) .................              $10.67
------------------------------------------------------------
------------------------------------------------------------
(A) Adjustable Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(1) Investors Class B has a contingent deferrred sales charge. For description of a possible redemption charge, see the notes to the financial statements.
AMBAC--American Municipal Bond Assurance Corporation
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
GO--General Obligation
MTN--Medium Term Note
REMIC--Real Estate Mortgage Investment Conduit
Ser--Series
TBA--To Be Announced

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
MUNICIPAL BONDS (97.8%)
VIRGINIA (97.8%)
Abingdon, Industrial Development
  Authority, Johnston Memorial
  Hospital Project, RB,
  Callable 07/01/08 @102
   5.250%, 07/01/16 ..................   $2,000    $2,020
Arlington County, Industrial
  Development Authority, Ogden
  Martin Systems Project, Resource
  Recovery Alexandria/Arlington,
  Ser A, RB, FSA
   5.250%, 01/01/05 ..................    4,000     4,260
Arlington County, Refunding Bond,
  Public Improvements, GO,
  Callable 10/01/08 @ 101
   5.000%, 10/01/11 ..................    3,220     3,401
Chesapeake Bay, Bridge &
  Tunnel Authority, RB,
  Callable 07/01/05 @ 102 MBIA
   5.000%, 07/01/22 ..................    2,000     1,992
Chesapeake Bay, Bridge &
  Tunnel Authority, RB,
  Prerefunded 07/01/01 @ 102 MBIA
   6.375%, 07/01/22 ..................    7,000     7,604
Chesapeake, Hospital Authority,
  General Hospital Project, RB,
  Callable 07/01/00 @ 102
   8.200%, 07/01/05 ..................    1,000     1,076
Chesapeake, Public Improvements, GO
   5.800%, 08/01/02 ..................    2,000     2,140
Chesapeake, Refunding Bond, GO
   5.400%, 12/01/08 ..................    2,500     2,741
Chesterfield County, Health Center
  Community Project, Lucy Corr
  Nursing Home Project, RB,
  Callable 12/01/06 @ 102 (B)
   5.875%, 12/01/21 ..................      500       532
Chesterfield County, Public Improvements,
  Ser A, GO, Callable 01/01/08 @ 100 (B)
   4.400%, 01/01/09 ..................    2,000     2,032
   4.700%, 01/01/12 ..................    3,215     3,259
Chesterfield County, Refunding Bond, GO
   5.650%, 07/15/00 ..................    3,000     3,105
Danville, Industrial Development Authority,
  Danville Regional Medical Center
  Project, RB AMBAC
   5.250%, 10/01/28 ..................    4,250     4,478
Fairfax County, Economic Development
  Authority, Resource Recovery, Ogden
  Martin Systems Project, Ser A, AMT, RB,
  Callable 02/01/99 @ 103
   7.750%, 02/01/11 ..................    1,000     1,036

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Fairfax County, Industrial Development
  Authority, Inova Health System Project,
  RB, Callable 08/15/06 @ 102
   5.300%, 08/15/07 ..................   $1,500    $1,601
Fairfax County, Industrial Development
  Authority, Inova Health System Project,
  Ser A, RB, Callable 02/15/08 @ 101
   5.000%, 08/15/10 ..................    2,890     2,991
Fairfax County, School & Transit Improvements,
  Ser B, GO, Callable 06/01/01 @ 102 (B)
   5.200%, 06/01/13 ..................    5,000     5,169
Fairfax County, Sewer Authority Refunding,
  RB, Callable 11/15/03 @ 102 AMBAC
   5.500%, 11/15/09 ..................    3,000     3,202
Fluvanna County, Industrial Development
  Authority, Elementary School Project,
  RB, Callable 04/01/99 @ 100
   4.150%, 01/15/01 ..................    4,000     4,001
Fredericksburg, Industrial Development
  Authority, Hospital Facilities Project,
  Medicorp Health System, RB,
  Callable 06/15/07 @ 102 AMBAC
   5.250%, 06/15/16 ..................    5,000     5,137
Hampton Roads Sanitation District,
  Wastewater Authority, Capital
  Improvements, RB,
  Callable 10/01/03 @ 102
   4.900%, 10/01/06 ..................    2,000     2,092
Harrisonburg, Industrial Development
  Authority, Rockingham Memorial
  Hospital Project, RB,
  Callable 12/01/02 @ 102 MBIA
   5.750%, 12/01/13 ..................    3,000     3,206
Henrico County, Industrial Development
  Authority, Solid Waste Facility
  Browning Ferris Project, RB,
  Mandatory Put 12/01/05 @ 100 (A)
   5.300%, 12/01/98 ..................    1,000     1,049
Henrico County, Industrial Development
  Authority, Government Projects, RB,
  Callable 06/01/06 @ 102
   5.150%, 06/01/07 ..................    2,500     2,681
Henrico County, Industrial Development
  Authority, Residential & Health Care Facility,
  Our Lady of Hope Project, RB,
  Callable 07/01/03 @ 102 (B)
   6.150%, 07/01/26 ..................    2,000     2,020
Henrico County, Industrial Development
  Authority, Residential Care Facility
  Westminister-Canterbury Project,
  RB, Callable 02/17/99 @ 100.5
   7.300%, 10/01/99 ..................    1,060     1,072

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Henry County, Public Improvements, GO,
  Callable 07/15/04 @ 102
   6.000%, 07/15/14 ..................   $1,000    $1,082
Loudoun County, Sanitation Authority,
  Water & Sewer Project, RB,
  Callable 01/01/03 @ 102 FGIC
   6.100%, 01/01/04 ..................    1,250     1,373
Loudoun County, Sanitation Authority,
  Water & Sewer Project, RB,
  Callable 01/01/07 @ 102 FGIC
   5.125%, 01/01/26 ..................    3,250     3,287
Loudoun County, Sanitation Authority,
  Water & Sewer Project, RB FGIC
   5.900%, 01/01/02 ..................    1,000     1,062
Loudoun County, School & Public
  Improvement, Ser A, GO,
  Callable 08/01/07 @ 102 (B)
   5.000%, 08/01/17 ..................    2,000     2,030
Lynchburg, Refunding Bond, GO,
  Callable 04/01/03 @ 102
   5.250%, 04/01/08 ..................    2,000     2,122
Newport News, Recreational Facility
  Improvements, Ser A, GO,
  Callable 07/01/05 @ 102 MBIA
   5.500%, 07/01/12 ..................    2,500     2,697
Newport News, Refunding &
  Improvements Bond, Ser B, GO,
  Callable 07/01/99 @ 101.50
   5.700%, 07/01/05 ..................    2,000     2,054
Newport News, Water, Utility & Public
  Improvements, GO,
  Callable 01/15/07 @ 102
   5.250%, 01/15/14 ..................    3,530     3,689
Norfolk, Capital Improvements, GO,
  Callable 06/01/07 @ 101 FGIC
   5.375%, 06/01/09 ..................    1,000     1,089
Norfolk, Industrial Development Authority,
  Bon Secours Health Project, RB,
  Callable 08/15/07 @ 102 MBIA
   5.250%, 08/15/26 ..................    4,200     4,289
Norfolk, Industrial Development Authority,
  Children's Hospital Project, RB AMBAC
   6.900%, 06/01/06 ..................    1,000     1,176
Norfolk, Industrial Development Authority,
  Children's Hospital Project, RB,
  Callable 06/01/04 @ 102 AMBAC
   5.100%, 06/01/07 ..................    1,000     1,055
Norfolk, Industrial Development Authority,
  Public Health Center Project, RB,
  Callable 09/15/06 @ 102
   5.625%, 09/15/17 ..................    1,600     1,682

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Norfolk, Industrial Development Authority,
  Sentara Hospital Project, Ser A, RB,
  Callable 11/01/04 @ 102
   4.900%, 11/01/07 .................. $  2,500  $  2,578
   5.000%, 11/01/08 ..................    2,500     2,575
Norfolk, Redevelopment & Housing
  Authority, Educational Facilities Revenue,
  Tidewater Community College Campus
  Project, RB, Callable 11/01/05 @ 102
   5.800%, 11/01/08 ..................      700       776
Norfolk, Refunding & Improvement
  Bond, Ser A, GO
   5.100%, 02/01/00 ..................    4,000     4,075
Peninsula Ports, Hospital Authority,
  Mary Immaculate Project, RB,
  Escrowed to Maturity
   8.000%, 08/01/99 ..................      245       250
Peninsula Ports, Industrial Development
  Authority, Olde Hampton Hotel Project,
  RB, Mandatory Put 07/01/99 @ 100 (B)
   4.875%, 07/01/16 ..................      480       482
Peumansend Creek, Regional Jail Authority,
  Grant Anticipation Note, RB,
  Callable 04/01/99 @ 100
   4.550%, 04/01/00 ..................    5,000     5,017
Portsmouth, Refunding Bond, GO,
  Callable 08/01/03 @ 102
   5.450%, 08/01/07 ..................    2,000     2,135
Portsmouth, Public Improvements, GO,
  Prerefunded 08/01/00 @ 102
   6.750%, 08/01/04 ..................    1,500     1,607
Prince William County, Park Authority,
  Recreational Facility Improvement, RB
   5.500%, 10/15/99 ..................      500       510
   5.800%, 10/15/01 ..................      500       524
Prince William County, Park Authority,
  Recreational Facility Improvement, RB,
  Callable 10/15/04 @ 102
   6.200%, 10/15/05 ..................      500       552
Prince William County, Refunding Bond,
  Ser C, RB, Callable 08/01/03 @ 102 (B)
   5.000%, 08/01/07 ..................    5,000     5,269
Prince William County, Water & Sewer
  Authority, Water & Sewer Improvements,
  RB, Prerefunded 07/01/01 @ 102 FGIC
   6.500%, 07/01/21 ..................    1,000     1,089
Richmond, Metropolitan Expressway
  Authority, Ser A, RB,
  Callable 07/15/02 @ 102 FGIC
   5.900%, 07/15/03 ..................    1,500     1,627
Richmond, Public Improvements,
  Ser A, GO
   6.100%, 01/15/01 ..................    2,750     2,887

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Richmond, Public Improvements,
  Ser A, GO, Callable 01/15/05 @ 102
   5.300%, 01/15/09 ................   $  1,500  $  1,614
Richmond, Public Utility, Ser A, RB
   5.250%, 01/15/06 ................      2,200     2,348
Richmond, Redevelopment & Housing
  Authority, Richmeade Project, AMT, RB (A)
   4.000%, 12/24/98 ................        500       500
Roanoke Valley, Solid Waste System
  Authority, Resource Recovery
  Improvements, RB
   5.400%, 09/01/02 ................      1,450     1,504
Roanoke, Industrial Development Authority,
  Roanoke Memorial Hospital Project,
  Ser B, RB, Callable 07/01/02 @ 102
   5.900%, 07/01/06 ................      2,500     2,669
Roanoke, Public Improvements, GO
   4.900%, 02/01/06 ................      1,000     1,051
Roanoke, Public Improvements, GO,
  Callable 02/01/06 @ 102
   5.000%, 02/01/12 ................      3,165     3,276
Southeastern Public Service Authority,
  Ser A, RB, MBIA
   5.150%, 07/01/09 ................      5,000     5,350
Spotsylvania County, Refunding Bond,
  Special Assessments, GO, FSA
   4.500%, 07/15/09 ................      1,375     1,402
Suffolk, Refunding & Improvement
  Bond, GO
   5.200%, 08/01/02 ................      1,500     1,575
Suffolk, Refunding Bond, GO,
  Callable 08/01/03 @ 102
   5.600%, 08/01/06 ................      2,000     2,170
   5.700%, 08/01/07 ................      2,000     2,175
Tazewell County, Industrial Development
  Authority, Courthouse Project, RB,
  Callable 01/01/07 @ 102 MBIA
   5.300%, 01/01/27 ................      1,000     1,029
Virginia Beach, Development Authority,
  Residential & Health Care Facility Project,
  1st Mortgage, Our Lady of Perpetual Hope
  Project, RB, Callable 07/01/07 @102
   6.050%, 07/01/20 ................      1,500     1,536
Virginia Beach, Development Authority,
  Sentara Bayside Hospital Project, RB,
  Callable 11/01/01 @ 102
   6.300%, 11/01/21 ................      1,750     1,873
Virginia Beach, Refunding Bond, GO
   5.000%, 07/15/03 ................      1,000     1,050
   5.300%, 07/15/07 ................      2,000     2,165
   5.250%, 08/01/08 ................      2,000     2,165
   5.450%, 07/15/11 ................      1,000     1,098
Virginia Beach, Refunding Bond, GO,
  Prerefunded 11/01/04 @ 102 (B)
   5.750%, 11/01/10 ................      3,500     3,885

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Virginia State, College Building Authority,
  Public Higher Education Financing,
  Ser A, RB, Callable 09/01/08 @ 100
   4.800%, 09/01/17 ................     $1,500  $  1,463
Virginia State, College Building Authority,
  Public Higher Education Financing,
  Ser A, RB, Callable 09/01/08 @ 100
   4.625%, 09/01/15 ................      3,080     2,972
Virginia State, College Building Authority,
  University of Richmond Project, RB,
  Callable 11/01/02 @ 102
   6.250%, 11/01/12 ................      2,000     2,178
Virginia State, College Building Authority,
  University of Richmond Project, RB,
  Optional Put 11/01/04 @ 100
   5.550%, 11/01/19 ................      6,500     7,053
Virginia State, Commonwealth Transportation
  Board, Northern Transit District, RB,
  Callable 05/15/07 @ 101
   5.125%, 05/15/19 ................      2,250     2,261
Virginia State, Commonwealth Transportation
  Board, Oak Grove Connector Project,
  Ser A, RB, Callable 05/15/07 @ 101
   5.250%, 05/15/22 ................      2,250     2,292
Virginia State, Education Loan Authority,
  AMT, Ser B, RB, Prerefunded to Various
  Call Dates @ 100 (B)
   5.550%, 09/01/10 ................      1,800     1,897
Virginia State, Education Loan Authority,
  Refunding Bond, Student Loan Program,
  AMT, Ser B, RB, Escrowed to Maturity
   4.850%, 09/01/01 ................        520       535
Virginia State, Education Loan Authority,
  Refunding Bond, Student Loan Program,
  AMT, Ser D, RB, Escrowed to Maturity
   5.600%, 03/01/03 ................      2,500     2,659
Virginia State, Housing Development Authority,
  Commonwealth Mortgage, Ser B,
  SubSer B-3, RB, Callable 01/01/06 @ 102
   6.350%, 01/01/15 ................      3,000     3,206
Virginia State, Housing Development Authority,
  Commonwealth Mortgage, Ser E,
  SubSer E-1, RB, Callable 07/01/08 @ 101
   4.950%, 01/01/11 ................      1,250     1,261
Virginia State, Housing Development Authority,
  Multi Family Housing, AMT, Ser I, RB,
  Callable 01/01/09 @ 101
   4.875%, 11/01/12 ................      1,950     1,931
Virginia State, Housing Development Authority,
  Multi Family Housing, RB,
  Callable 01/01/2008 @ 102
   5.350%, 11/01/11 ................      1,250     1,313
Virginia State, Housing Development Authority,
  Multi Family Housing, Ser B, RB,
  Callable 05/01/00 @ 102
   7.375%, 05/01/05 ................      1,000     1,038

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (concluded)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Virginia State, Housing Development
  Authority, Multi Family Housing,
  Ser C, RB, Callable 05/01/04 @ 102
   5.700%, 05/01/05 .................    $1,000 $   1,068
Virginia State, Housing Development
  Authority, Multi Family Mortgage,
  Ser I, RB, Callable 01/01/08 @ 102
   5.450%, 05/01/18 .................     2,000     2,053
Virginia State, Housing Development
  Authority, Ser C, SubSer C-8,
  RB, Callable
  01/01/02 @ 102
   6.000%, 07/01/06 .................     2,000     2,095
Virginia State, Housing Development
  Authority, Single Family Housing, Ser C,
  SubSer C-4, RB, Callable 01/01/02 @ 102
   5.550%, 01/01/11 .................     3,000     3,086
Virginia State, Polytechnic Institute &
  University, University & College
  Improvements, Ser A, RB,
  Callable 06/01/06 @ 102
   5.350%, 06/01/09 .................     2,000     2,143
Virginia State, Public Building Authority,
  RB, Callable 08/01/05 @ 101
   5.200%, 08/01/15 .................     1,500     1,532
Virginia State, Public Building Authority,
  Ser A, RB
   6.000%, 08/01/06 .................     6,000     6,758
Virginia State, Public Building Authority,
  Ser B, RB
   5.600%, 08/01/01 .................     4,000     4,195
Virginia State, Public School Authority,
  Refunding Bond, RB,
  Callable 01/01/02 @ 102
   6.250%, 01/01/08 .................     2,000     2,165
Virginia State, Public School Authority,
  Refunding Bond, Ser B, RB
   5.000%, 01/01/04 .................     2,000     2,100
Virginia State, Public School Authority,
  School Financing, Ser B, RB,
  Callable 01/01/03 @ 102 (B)
   5.600%, 01/01/05 .................     1,880     2,033
Virginia State, Public School Authority,
  School Improvements, Ser B, RB,
  Callable 01/01/00 @ 102
   5.850%, 01/01/02 .................     1,500     1,564
Virginia State, Refunding Bond, GO
   5.600%, 06/01/02 .................     4,750     5,041
Virginia State University, Virginia
  Commonwealth University, Ser A, RB,
  Callable 05/01/06 @ 102
   5.625%, 05/01/16 .................     2,500     2,606
Winchester, Public Improvements, GO
   6.050%, 03/01/00 .................       500       516
------------------------------------------------------------
     Total Municipal Bonds
       (Cost $235,408) ..............             245,986
------------------------------------------------------------

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
CASH EQUIVALENTS (0.9%)
Aim Tax Free Institutional
   Cash Reserve                          $2,324  $  2,324
Federated Virginia Municipal Cash Trust      47        47
------------------------------------------------------------
     Total Cash Equivalents
       (Cost $2,371) ................               2,371
------------------------------------------------------------
     Total Investments (98.7%)
       (Cost $237,779) ..............             248,357
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (1.3%)            3,148
------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .75 billion shares
  authorized) based on 23,324,262
  outstanding shares ................             231,400
Portfolio Shares of Investor Class A
  ($.001 par value -- .25 billion shares
  authorized) based on 756,065
  outstanding shares ................               7,758
Undistributed net investment income .                  44
Accumulated net realized gain on investments        1,725
Net unrealized appreciation on investments         10,578
------------------------------------------------------------
     Total Net Assets: (100.0%) .....            $251,505
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(243,606,173 / 23,324,262
SHARES OUTSTANDING) .................              $10.44
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
(7,898,816 / 756,065
SHARES OUTSTANDING) .................              $10.45
------------------------------------------------------------
OFFER PRICE PER SHARE -- INVESTOR CLASS A
($10.45 / 96.5%) ....................              $10.83
------------------------------------------------------------
------------------------------------------------------------
(A) Adjustable Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(B) Security backed by letter of credit or credit support.
AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax
FGIC--Financial Guaranty Insurance Company
FSA--Financial Securities Assurance
GO--General Obligation
MBIA--Municipal Bond Insurance Association
RB--Revenue Bond
Ser--Series

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
VIRGINIA MUNICIPAL BOND FUND

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
MUNICIPAL BONDS (94.0%)
VIRGINIA (94.0%)
Albemarle County, Industrial Development
  Authority, Martha Jefferson Hospital
  Project, RB, Callable 10/01/03 @ 102
   5.800%, 10/01/09 ...................    $500      $527
Albemarle County, Industrial Development
  Authority, Our Lady of Peace Project,
  Ser A, RB, Callable 07/01/05 @102
   5.800%, 07/01/25 ...................     500       496
Alexandria, Industrial Development Authority,
  Episcopal High School Project, RB,
  Callable 01/01/06 @ 102
   5.300%, 01/01/11 ...................     500       525
Alexandria, Industrial Development Authority,
  Potomac Electric Project, Ser A, RB,
  Callable 02/15/04 @ 102 MBIA
   5.375%, 02/15/24 ...................     400       410
Alexandria, Redevelopment & Housing
  Authority, Buckingham Village Apartments
  Project, RB, Callable 01/01/06 @ 102
   6.050%, 07/01/16 ...................     250       263
Alexandria, Redevelopment & Housing
  Authority, Essex House Project,
  Ser A, AMT, RB, Callable 01/01/08 @ 102
   5.550%, 07/01/28 ...................   1,000     1,015
Arlington County, Industrial Development
  Authority, Headquarters Facility Project,
  Ser A, RB, Callable 07/01/07 @ 102
   5.250%, 07/01/12 ...................     300       313
Arlington County, Public Improvements,
  GO, Callable 06/01/05 @ 101.50
   5.400%, 06/01/12 ...................     250       267
Brunswick County, Industrial Development
  Authority, Correctional Facility Lease,
  RB, Callable 07/01/06 @ 102 MBIA
   5.500%, 07/01/17 ...................     400       420
Chesapeake, Refunding Bond, GO
   5.250%, 12/01/06 ...................     500       541
Chesapeake, Water & Sewer, Ser A, GO,
  Callable 12/01/05 @ 102
   5.000%, 12/01/25 ...................     475       475
Chesapeake Bay, Bridge & Tunnel Commission,
  RB, Callable 07/01/05 @ 102 MBIA
   5.000%, 07/01/22 ...................   1,000       996
Dinwiddie County, Industrial Development
  Authority, County School Completion Project,
  Ser A, RB, Callable 02/01/08 @ 102 MBIA
   5.000%, 02/01/19 ...................   1,500     1,506
Fairfax County, Industrial Development
  Authority, Inova Health System
  Project, RB FSA
   5.250%, 08/15/19 ...................     500       522

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Fairfax County, Industrial Development
  Authority, Inova Health System Project,
  Ser A, RB, Callable 02/15/08 @ 101
   5.000%, 08/15/25 ...................    $500      $490
Fairfax County, Public Improvements,
  Ser A, GO, Callable 06/01/03 @ 102
   5.000%, 06/01/07 ...................     500       526
Fairfax County, Redevelopment & Housing
  Authority, Mott & Gum Springs Community
  Centers, RB, Callable 06/01/06 @ 102
   5.500%, 06/01/12 ...................     425       444
Fairfax County, Redevelopment & Housing
  Authority, Paul Spring Center Project,
  Ser A, RB, Callable 12/01/06 @ 103 (A)
   5.900%, 06/15/17 ...................     250       268
Fairfax County, Water Authority, Refunding
  Bond, RB, Callable 04/01/07 @ 102 AMBAC
   6.000%, 04/01/22 ...................     315       352
Fredericksburg, Industrial Development
  Authority, Hospital Facilities Project,
  Medicorp Health System Obligation,
  RB, Callable 06/15/07 @ 102 AMBAC
   5.300%, 06/15/10 ...................     500       539
   5.250%, 06/15/23 ...................     300       306
Henrico County, Industrial Development
  Authority, Our Lady of Hope Project,
  RB, Callable 07/01/03 @102 (A)
   6.100%, 07/01/20 ...................   1,000     1,010
Henry County, Industrial Development
  Authority, Martinsville & Henry Hospital
  Project, RB, Callable 01/01/07 @ 101
   6.000%, 01/01/17 ...................     500       534
James City County, Public Improvements,
  GO, Callable 12/15/05 @ 102 FGIC
   5.250%, 12/15/14 ...................     250       261
Leesburg, Public Improvements, GO,
  Callable 06/01/05 @ 102 AMBAC
   5.400%, 06/01/10 ...................     250       269
Leesburg, Utility Systems, RB,
  Callable 07/01/07 @ 102 MBIA
   5.000%, 07/01/10 ...................     750       787
Loudoun County, Sanitation Authority,
  Water & Sewer Project, RB,
  Callable 01/01/07 @ 102 FGIC
   5.125%, 01/01/26 ...................     750       758
Loudoun County, School Improvements,
  Ser A, GO, Callable 06/01/06 @ 102 (A)
   5.600%, 06/01/10 ...................     250       275
Lynchburg, Industrial Development Authority,
  Healthcare Facility, Centra Health Project,
  RB, Callable 01/01/08 @ 101
   5.200%, 01/01/23 ...................     500       500
   5.200%, 01/01/28 ...................   1,000       994

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
VIRGINIA MUNICIPAL BOND FUND (continued)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

Lynchburg, Public Improvements, GO,
  Callable 05/01/06 @ 102
   5.100%, 05/01/11 .................    $  500    $  526
Manassas, Water Utility Improvements,
  Ser A, GO, Callable 01/01/08 @ 102
   5.000%, 01/01/18 .................       500       507
Newport News, Redevelopment & Housing
  Authority, GNMA Mortgage Financing,
  Ser A, RB, Callable 08/20/07 @102 GNMA (A)
   5.850%, 12/20/30 .................       500       517
Norfolk, Industrial Development Authority,
  Bon Secours Health Care Project, RB,
  Callable 08/15/07 @ 102 MBIA
   5.250%, 08/15/17 .................       750       771
Norfolk, Public Improvements, GO,
  Callable 06/01/06 @ 101
   5.250%, 06/01/09 .................       500       539
Portsmouth, Public Improvements, GO,
  Callable 08/01/06 @ 101 FGIC
   5.250%, 08/01/21 .................       500       511
Rappahannock, Regional Jail Authority, RB,
  Callable 12/01/08 @102 MBIA
   5.000%, 12/01/30 .................     1,000       986
Roanoke, Public Improvements, GO,
  Callable 08/01/04 @ 102
   5.150%, 08/01/12 .................       250       260
Spotsylvania County, Refunding Bond,
  GO, FSA
   5.000%, 07/15/14 .................     1,000     1,029
Spotsylvania County, Water & Sewer System,
  RB, Callable 06/01/07 @ 102 MBIA
   5.250%, 06/01/12 .................       500       526
   5.250%, 06/01/22 .................       250       257
Upper Occoquan, Sewer Authority, Regional
  Sewer Project, Ser A, RB,
  Callable 07/01/06 @ 102 MBIA
   5.000%, 07/01/25 .................       500       498
Virginia Beach, Industrial Development
  Authority, Our Lady of Perpetual Hope
  Project, RB, Callable 07/01/07 @ 102
   6.150%, 07/01/27 .................       250       256
Virginia Beach, Refunding Bond, GO
   5.450%, 07/15/11 .................       200       219
Virginia State, College Building Authority,
  Educational Facilites, Marymount University
  Project, RB, Callable 07/01/08 (A)
   5.100%, 07/01/18 .................     1,000     1,005
Virginia Polytechnic Institute & State
  University, University Service Systems,
  RB, Callable 06/01/06 @ 102
   5.500%, 06/01/16 .................       200       206

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Virginia State, Biotechnology Research Park
  Authority, Biotech Two Project, RB,
  Callable 09/01/06 @ 101
   5.250%, 09/01/18 .................    $  500    $  509
Virginia State, Housing Development
  Authority, Commonwealth Mortgage
  Project, GO, Ser E
   5.125%, 07/01/17 .................     2,000     2,003
Virginia State, Housing Development
  Authority, Commonwealth Mortgage
  Project, Ser A, SubSer A-4, AMT, RB,
  Callable 01/01/06 @ 102 MBIA
   6.350%, 07/01/18 .................       150       159
Virginia State, Housing Development
  Authority, Commonwealth Mortgage
  Project, Ser A, SubSer A-4, RB,
  Callable 01/01/03 @ 102
   6.400%, 07/01/17 .................       985     1,047
Virginia State, Public Building Authority,
  Public Improvements, RB,
  Callable 08/01/05 @ 101
   5.200%, 08/01/16 .................       300       306
Virginia State, Public School Authority,
  School Financing, Ser A, RB,
  Callable 08/01/07 @ 102 (A)
   5.375%, 08/01/18 .................       500       526
Virginia State University, University &
  College Improvements, Ser A, RB,
  Callable 05/01/06 @ 102
   5.625%, 05/01/16 .................     1,000     1,043
West Point, Industrial Development
  Authority, Chesapeake Corporation
  Project, Ser B, RB,
  Callable 03/01/04 @ 102
   6.250%, 03/01/19 .................       165       178
------------------------------------------------------------
     Total Municipal Bonds
       (Cost $29,891) ...............              30,973
------------------------------------------------------------
CASH EQUIVALENT (4.0%)
Aim Tax Free Institutional Cash Reserve   1,320     1,320
------------------------------------------------------------
     Total Cash Equivalent
       (Cost $1,320) ................               1,320
------------------------------------------------------------
     Total Investments (98.0%)
       (Cost $31,211) ...............              32,293
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (2.0%)              656
------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
VIRGINIA MUNICIPAL BOND FUND (concluded)


                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .75 billion shares
  authorized) based on 2,738,566
  outstanding shares ......................       $28,098
Portfolio Shares of Investor Class B
  ($.001 par value -- .125 billion shares
  authorized) based on 344,686
  outstanding shares ......................         3,593
Undistributed net investment income .......             1
Accumulated net realized gain on investments          175
Net unrealized appreciation on investments          1,082
------------------------------------------------------------
     Total Net Assets: (100.0%) ...........       $32,949
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(29,251,597 / 2,738,566
SHARES OUTSTANDING) .......................        $10.68
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS B (1)
(3,697,582 / 344,686
SHARES OUTSTANDING) .......................        $10.73
------------------------------------------------------------
------------------------------------------------------------
(A) Security backed by letter of credit or credit support.
(1) Investors Class B has a contingent deferrred sales charge. For description of a possible redemption charge, see the notes to the financial statements.
AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax
FGIC--Financial Guaranty Insurance Company
FSA--Financial Securities Assurance
GNMA--Government National Mortgage Association
GO--General Obligation
MBIA--Municipal Bond Insurance Association
RB--Revenue Bond
Ser--Series

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
MARYLAND MUNICIPAL BOND FUND

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
MUNICIPAL BONDS (88.5%)
MARYLAND (81.7%)
Annapolis, Public Improvements, Refunding
  Bond, GO, Callable 11/01/08 @ 101
   4.800%, 11/01/13 ...................    $500      $507
Anne Arundel County, Water Utility
  Improvements, Refunding Bond, GO,
  Callable 02/01/08 @ 101
   5.125%, 02/01/24 ...................     750       767
Baltimore County, Construction & Public
  Improvements, GO,
  Callable 06/01/06 @ 101
   5.500%, 06/01/16 ...................     250       264
Baltimore County, Pension Funding, GO,
  Callable 08/01/08 @ 101
   5.125%, 08/01/15 ...................     500       519
Baltimore County, Public Improvements,
  GO, RB Callable 07/01/08 @101
   4.750%, 07/01/09 ...................     500       526
Baltimore County, Revenue Authority, RB,
  Prerefunded 07/01/99 @ 102
   7.200%, 07/01/19 ...................     200       209
Baltimore, Emergency Telecommunication
  Facilities, Certificate of Participation,
  Ser A, Callable 10/01/07 @ 102 AMBAC
   5.000%, 10/01/17 ...................     400       405
Baltimore, Parking Authority, City Parking
  System Facilities, RB FGIC
   4.350%, 07/01/02 ...................     200       204
Baltimore, Pollution Control, General Motors
  Corporate Project, RB
   5.350%, 04/01/08 ...................     250       269
Calvert County, Economic Development
  Authority, Asbury-Solomons Project, RB,
  Callable 01/01/08 @ 102 MBIA
   5.000%, 01/01/17 ...................     250       252
   5.000%, 01/01/27 ...................     250       250
Calvert County, Pollution Control, Baltimore
  Gas & Electric Company Project, RB,
  Callable 07/15/04 @ 102
   5.550%, 07/15/14 ...................     250       262
Carroll County, Public Improvements, GO,
  Callable 12/01/06 @ 101
   5.125%, 12/01/14 ...................     500       516
Harford County, Public Improvements, GO,
  Callable 12/01/07 @ 102
   4.900%, 12/01/11 ...................     500       519
Howard County, Metropolitan District,
  Public Improvements, Ser A, GO,
  Prerefunded 02/15/05 @ 101
   5.650%, 02/15/16 ...................     100       110
Howard County, Public Improvements,
  Ser A, GO
   4.750%, 02/15/13 ...................     250       253

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Maryland State, Department of Housing &
  Community Development, Ser B, AMT, RB,
  Callable 03/01/07 @ 101.50 (B)
   5.875%, 09/01/25 ...................  $  500    $  518
Maryland State, Department of Housing
  & Community Development, Single
  Family Housing, First Ser, RB,
  Callable 04/01/07 @ 101.50 (B)
   5.600%, 04/01/18 ...................     430       445
Maryland State, GO (A)
   3.580%, 12/03/98 ...................     200       200
Maryland State, Health & Higher
  Educational Facilities Authority,
  Anne Arundel Medical Center Project,
  RB, FSA Callable 7/01/08 @ 101
   5.125%, 07/01/28 ...................   1,500     1,519
Maryland State, Health & Higher
  Educational Facilities Authority,
  Broadmead Project, RB,
  Callable 07/01/07 @ 102
   5.500%, 07/01/17 ...................     300       301
Maryland State, Health & Higher
  Educational Facilities Authority,
  Calvert Memorial Hospital Project,
  RB, Callable @ 102 7/01/08
   5.000%, 07/01/13 ...................     400       398
Maryland State, Health & Higher
  Educational Facilities Authority, Johns
  Hopkins Health System Project, RB,
  Callable 07/01/07 @ 102 AMBAC
   5.250%, 07/01/17 ...................     350       362
Maryland State, Health & Higher
  Educational Facilities Authority,
  Loyola College Project, Ser A, RB,
  Callable 10/01/06 @ 102 MBIA
   5.500%, 10/01/16 ...................     250       268
Maryland State, Health & Higher
  Educational Facilities Authority,
  Pickersgill Project, Ser A, RB,
  Callable 01/01/07 @ 102
   6.000%, 01/01/15 ...................     350       373
Maryland State, Health & Higher
  Educational Facilities Authority,
  University of Maryland Medical
  Systems Project, Ser A, RB,
  Prerefunded 07/01/01 @ 100 FGIC
   6.500%, 07/01/21 ...................     200       214
Maryland State, Health & Higher
  Educational Facilities Authority,
  Upper Chesapeake Hospital Project,
  RB, FSA Callable 01/01/08 @ 101
   5.125%, 01/01/33 ...................   1,500     1,511

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
MARYLAND MUNICIPAL BOND FUND (continued)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Maryland State, Industrial Development
  Authority, Holy Cross Health System,
  RB, Callable 12/01/03 @ 102
   5.500%, 12/01/15 ....................   $100      $103
Maryland State, Park & Planning Commission,
  Prince George County, BAN (A)
   3.350%, 12/01/98 ....................    200       200
Maryland State, Public Improvements,
  First Ser, GO, Callable 02/15/06 @ 101.50
   4.700%, 02/15/10 ....................    300       310
Maryland State, Public Improvements,
  Third Ser, GO
   5.500%, 10/15/04 ....................    500       543
Maryland State, Stadium Authority,
  Sports Facility Project, RB,
  Callable 03/01/06 @ 101 AMBAC
   5.800%, 03/01/26 ....................    250       268
Maryland State, Transportation Authority,
  Transportation Facilities Project, RB,
  Escrowed to Maturity
   6.800%, 07/01/16 ....................    120       145
Montgomery County, Pollution Control,
  Potomac Electric Power Company Project,
  RB, Callable 02/15/04 @ 102
   5.375%, 02/15/24 ....................    100       102
Montgomery County, Refunding Bond,
  Ser A, GO
   5.800%, 07/01/07 ....................    500       564
Montgomery County, Revenue Authority,
  Human Services Headquarters Project, RB
   5.400%, 08/01/06 ....................    200       218
Northeast Maryland, Waste Disposal Authority,
  Montgomery County Resource Recovery
  Project, RB, Callable 07/01/03 @ 102
   6.200%, 07/01/10 ....................    275       299
Prince Georges County, Dimensions Health
  Project, RB, Callable 07/01/04 @ 102
   5.375%, 07/01/14 ....................    250       254
   5.300%, 07/01/24 ....................    250       251
Prince Georges County, Public Improvements,
  Ser A, GO, Callable 03/01/02 @ 102 MBIA
   5.625%, 09/01/04 ....................    250       267
Queen Annes County, School Improvements,
  GO, FGIC
   5.125%, 11/15/06 ....................    350       375
Saint Mary's County, Public Facilities, GO,
  Callable 11/01/03 @ 102 AMBAC
   5.500%, 11/01/07 ....................    150       162
Saint Mary's County, Public Improvements,
  GO, MBIA
   4.500%, 09/01/00 ....................    500       509
University of Maryland, System Auxiliary
  Facility & Tuition Revenue, Ser A, RB,
  Callable 04/01/08 @ 100
   5.000%, 04/01/19 ....................    500       504

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
University of Maryland, University &
  College Improvements, Ser A, RB
   5.000%, 04/01/05 .................... $  400    $  423
University of Maryland, University &
  College Improvements, Ser A, RB,
  Callable 04/01/05 @ 102
   5.400%, 04/01/09 ....................    100       108
University of Maryland, University &
  College Improvements, Ser A, RB,
  Callable 04/01/06 @ 101
   5.500%, 04/01/08 ....................    100       108
University of Maryland, University &
  College Improvements, Ser C, RB
   4.350%, 10/01/03 ....................    250       256
Washington County, Public Improvements,
  GO, Callable 01/01/03 @ 102 FGIC
   5.250%, 01/01/07 ....................    100       106
Washington County, Suburban Sanitation
  District, GO, Callable 06/01/06 @ 100
   5.600%, 06/01/19 ....................    250       263
------------------------------------------------------------
                                                   18,279
------------------------------------------------------------
PUERTO RICO (5.9%)
Commonwealth Highway & Transportation
  Authority, Ser Y, RB, Callable 07/01/06 @
  101.50
   5.500%, 07/01/26 ....................    300       313
Electric Power Authority, RB, Ser DD,
  MBIA Callable On 7/01/08 @ 101.50
   5.000%, 07/01/28 ....................  1,000     1,005
------------------------------------------------------------
                                                    1,318
------------------------------------------------------------
TEXAS (0.9%)
Grapevine, Industrial Development Authority,
  American Airlines Project, Ser A2, RB (A) (B)
   3.250%, 12/01/98 ....................    200       200
------------------------------------------------------------
     Total Municipal Bonds
       (Cost $19,105) ..................           19,797
------------------------------------------------------------
CASH EQUIVALENTS (9.8%)
Aim Tax Free Institutional Cash Reserve   1,101     1,101
Federated Maryland Municipal Cash Trust   1,094     1,094
------------------------------------------------------------
     Total Cash Equivalents
       (Cost $2,195) ...................            2,195
------------------------------------------------------------
     Total Investments (98.3% )
       (Cost $21,300) ..................           21,992
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (1.7%)              369
------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
MARYLAND MUNICIPAL BOND FUND (concluded)

                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .9 billion shares
  authorized) based on 1,869,654
  outstanding shares .........................    $18,460
Portfolio Shares of Investor Class B
  ($.001 par value -- 50 million shares
  authorized) based on 316,865
  outstanding shares .........................      3,181
Accumulated net realized gain on investments .         28
Net unrealized appreciation on investments ...        692
------------------------------------------------------------
     Total Net Assets: (100.0%) ..............    $22,361
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(19,115,472 / 1,869,654
SHARES OUTSTANDING) ..........................     $10.22
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS B (1)
(3,245,845 / 316,865
SHARES OUTSTANDING) ..........................     $10.24
------------------------------------------------------------
------------------------------------------------------------
(A) Adjustable Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(B) Security backed by letter of credit or credit support.
(1) Investors Class B has a contingent deferrred sales charge. For description of a possible redemption charge, see the notes to the financial statements.
AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax
BAN--Bond Anticipation Note
FGIC--Financial Guaranty Insurance Company
FSA--Financial Securities Assurance
GO--General Obligation
MBIA--Municipal Bond Insurance Association
RB--Revenue Bond
Ser--Series


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
VALUE FUND

                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
COMMON STOCKS (92.7%)
BANKS (5.3%)
BankAmerica .........................   300,000   $19,556
BankBoston ..........................   150,000     6,244
KeyCorp .............................   250,000     7,672
------------------------------------------------------------
                                                   33,472
------------------------------------------------------------
CHEMICALS (2.2%)
Great Lakes Chemical ................   350,000    13,978
------------------------------------------------------------
COMPUTERS, SOFTWARE & SERVICES (14.6%)
Advanced Micro Devices* .............   300,000     8,306
Cisco Systems* ......................   200,000    15,075
Hewlett Packard .....................    50,000     3,137
IBM .................................   100,000    16,500
Intel ...............................   150,000    16,144
Microsoft* ..........................   100,000    12,200
Quantum* ............................   325,000     7,191
Sun Microsystems* ...................   200,000    14,812
------------------------------------------------------------
                                                   93,365
------------------------------------------------------------
CONSUMER PRODUCTS (1.8%)
Fort James ..........................   300,000    11,737
------------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (6.0%)
General Electric ....................   140,000    12,670
Philips Electronics, ADR ............   225,000    14,245
Textron .............................   150,000    11,653
------------------------------------------------------------
                                                   38,568
------------------------------------------------------------
FINANCIAL SERVICES (3.3%)
Fannie Mae ..........................   200,000    14,550
Morgan Stanley, Dean Witter, Discover    90,000     6,277
------------------------------------------------------------
                                                   20,827
------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (10.0%)
Coca-Cola ...........................   125,000     8,758
Kellogg .............................   225,000     8,241
PepsiCo .............................   300,000    11,606
Philip Morris .......................   350,000    19,578
Quaker Oats .........................   250,000    15,344
------------------------------------------------------------
                                                   63,527
------------------------------------------------------------
GAS/NATURAL GAS (1.8%)
Columbia Energy Group ...............   200,000    11,350
------------------------------------------------------------
INSURANCE (7.2%)
American International Group ........   150,000    14,100
Cigna ...............................   180,000    14,006
General RE ..........................    75,000    17,512
------------------------------------------------------------
                                                   45,618
------------------------------------------------------------
MACHINERY (1.6%)
Ingersoll-Rand ......................   225,000    10,533
------------------------------------------------------------

                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
MEDICAL PRODUCTS & SERVICES (10.7%)
Aetna ...............................   125,000   $ 9,664
Amgen* ..............................   175,000    13,169
Johnson & Johnson ...................   175,000    14,219
Merck ...............................    45,000     6,969
Schering Plough .....................   135,000    14,361
Tenet Healthcare* ...................   325,000     9,608
------------------------------------------------------------
                                                   67,990
------------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES (0.7%)
Modis Professional Services* ........   400,000     4,775
------------------------------------------------------------
PAPER & PAPER PRODUCTS (1.9%)
International Paper .................   275,000    11,945
------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (8.5%)
Exxon ...............................   200,000    15,013
Helmerich & Payne ...................   300,000     5,175
Mobil ...............................   155,000    13,359
Schlumberger ........................   275,000    12,289
USX-Marathon Group ..................   300,000     8,513
------------------------------------------------------------
                                                   54,349
------------------------------------------------------------
RAILROADS (1.4%)
Canadian Pacific Limited ............   400,000     8,825
------------------------------------------------------------
RECREATIONAL PRODUCTS & SERVICES (1.0%)
Walt Disney .........................   200,000     6,438
------------------------------------------------------------
RETAIL (6.3%)
Federated Department Stores* ........   325,000    13,548
Lowes ...............................   200,000     8,450
Warnaco Group, Cl A .................   400,000     9,900
Wendy's International ...............   400,000     8,000
------------------------------------------------------------
                                                   39,898
------------------------------------------------------------
SAVINGS & LOANS (1.8%)
Washington Mutual ...................   300,000    11,625
------------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (3.7%)
AT&T ................................   225,000    14,020
SBC Communications ..................   200,000     9,588
------------------------------------------------------------
                                                   23,608
------------------------------------------------------------
UTILITIES, ELECTRIC, & GAS (2.9%)
Calenergy ...........................   300,000     9,394
Southern ............................   300,000     8,850
------------------------------------------------------------
                                                   18,244
------------------------------------------------------------
     Total Common Stocks
       (Cost $453,258) ..............             590,672
------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
VALUE FUND (concluded)

                                        Shares/
                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
PREFERRED STOCK (0.5%)
Calenergy Cap Trust III ..............   75,000   $ 3,338
------------------------------------------------------------
     Total Preferred Stock
       (Cost $3,253) .................              3,338
------------------------------------------------------------
CASH EQUIVALENT (3.7%)
Aim Liquid Assets Portfolio ..........  $23,524    23,524
------------------------------------------------------------
     Total Cash Equivalent
       (Cost $23,524) ................             23,524
------------------------------------------------------------
REPURCHASE AGREEMENT (2.0%)
J.P. Morgan
  5.45%, dated 11/30/98, matures
  12/01/98, repurchase price $12,711,933
  (collateralized by various GNMA obligations:
  total market value $12,964,210) ....   12,710    12,710
------------------------------------------------------------
     Total Repurchase Agreement
       (Cost $12,710) ................             12,710
------------------------------------------------------------
     Total Investments (98.9%)
       (Cost $492,745) ...............            630,244
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (1.1%)            6,888
------------------------------------------------------------

                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 1.0 billion shares
  authorized) based on 38,219,356
  outstanding shares ......................      $405,499
Portfolio Shares of Investor Class A
  ($.001 par value -- .25 billion shares
  authorized) based on 2,264,619
  outstanding shares ......................        28,536
Portfolio Shares of Investor Class B
  ($.001 par value -- .25 billion shares
  authorized) based on 1,694,820
  outstanding shares ......................        23,958
Accumulated net realized gain on investments       41,640
Net unrealized appreciation on investments        137,499
------------------------------------------------------------
     Total Net Assets: (100.0%) ...........      $637,132
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(577,042,313 / 38,219,356
SHARES OUTSTANDING) .......................         $15.10
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
(34,434,153 / 2,264,619
SHARES OUTSTANDING) .......................         $15.21
------------------------------------------------------------
OFFER PRICE PER SHARE -- INVESTOR CLASS A
($15.21 / 95.5%) ..........................         $15.93
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS B (1)
(25,655,880 / 1,694,820
SHARES OUTSTANDING) .......................         $15.14
------------------------------------------------------------
(1) Investors Class B has a contingent deferrred sales charge. For description of a possible redemption charge, see the notes to the financial statements.
* Non-income producing security.
ADR--American Depository Receipt
Cl--Class
GNMA--Government National Mortgage Association


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND

                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
COMMON STOCKS (94.9%)
BANKS (4.2%)
Fifth Third Bancorp ..................   37,500    $2,489
Firstar ..............................    8,400       615
State Street .........................   40,000     2,745
------------------------------------------------------------
                                                    5,849
------------------------------------------------------------
CHEMICALS (1.2%)
Praxair ..............................   45,000     1,718
------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (4.1%)
Ascend Communications* ...............   26,000     1,461
Lucent Technologies ..................    4,600       396
Philips Electronics ..................   32,000     2,026
Tellabs* .............................   35,000     1,892
------------------------------------------------------------
                                                    5,775
------------------------------------------------------------
COMPUTERS, SOFTWARE & SERVICES (16.8%)
BMC Software* ........................   65,000     3,319
Cisco Systems* .......................   50,000     3,769
Hewlett Packard ......................   29,000     1,820
Intel ................................   33,000     3,552
Microsoft* ...........................   32,000     3,904
Networks Associates* .................   67,500     3,434
Storage Technology* ..................   20,000       700
Sun Microsystems* ....................   42,000     3,111
------------------------------------------------------------
                                                   23,609
------------------------------------------------------------
COSMETICS, SOAPS & TOILETRIES (1.1%)
Procter & Gamble .....................   17,000     1,490
------------------------------------------------------------
DRUGS (11.9%)
Abbott Laboratories ..................   73,000     3,504
Amgen* ...............................   37,000     2,784
Bristol-Myers Squibb .................    5,500       674
Merck ................................   20,000     3,098
Pfizer ...............................    9,000     1,005
Schering Plough ......................   28,700     3,053
Watson Pharmaceuticals* ..............   48,000     2,586
------------------------------------------------------------
                                                   16,704
------------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (1.1%)
General Electric .....................   16,500     1,493
------------------------------------------------------------
FINANCIAL SERVICES (7.4%)
Citigroup ............................   45,000     2,258
Fannie Mae ...........................   40,000     2,910
Fiserv* ..............................   57,000     2,519
T. Rowe Price Associates .............   75,000     2,681
------------------------------------------------------------
                                                   10,368
------------------------------------------------------------

                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
FOOD, BEVERAGE & TOBACCO (6.3%)
Coca-Cola ............................   21,000   $ 1,471
Hershey Foods ........................   15,000     1,009
PepsiCo ..............................   24,000       928
Philip Morris ........................   43,000     2,405
Quaker Oats ..........................   20,000     1,228
Sara Lee .............................   30,000     1,751
------------------------------------------------------------
                                                    8,792
------------------------------------------------------------
INSURANCE (4.4%)
American International Group .........   39,000     3,666
Jefferson-Pilot ......................   37,500     2,559
------------------------------------------------------------
                                                    6,225
------------------------------------------------------------
MACHINERY (3.3%)
Dover ................................   55,000     1,959
Illinois Tool Works ..................   41,000     2,606
------------------------------------------------------------
                                                    4,565
------------------------------------------------------------
MANUFACTURING (2.3%)
Tyco International Limited ...........   50,000     3,291
------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (4.1%)
Cardinal Health ......................   13,000       892
Healthsouth Rehabilitation* ..........  130,000     1,747
Johnson & Johnson ....................   38,000     3,088
------------------------------------------------------------
                                                    5,727
------------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES (0.6%)
Modis Professional Services* .........   75,000       895
------------------------------------------------------------
PAPER & PAPER PRODUCTS (0.8%)
Fort James ...........................   27,500     1,076
------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (1.9%)
Schlumberger .........................   38,000     1,698
Transocean Offshore ..................   20,000       494
Vintage Petroleum ....................   50,000       516
------------------------------------------------------------
                                                    2,708
------------------------------------------------------------
PRINTING & PUBLISHING (1.5%)
Gannett ..............................   32,000     2,066
------------------------------------------------------------
PROFESSIONAL SERVICES (1.5%)
Service Corporation International ....   55,000     2,056
------------------------------------------------------------
RECREATIONAL PRODUCTS & SERVICES (1.4%)
Walt Disney ..........................   60,000     1,931
------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND (concluded)

                                        Shares/
                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
RETAIL (14.5%)
Abercrombie & Fitch* .................   30,000   $ 1,680
Dayton Hudson ........................   45,000     2,025
Home Depot ...........................   70,000     3,483
Lowes ................................   80,000     3,380
Office Depot* ........................   60,000     1,950
Pier 1 Imports .......................   35,000       376
TJX ..................................   64,000     1,640
Wal-Mart Stores ......................   30,000     2,259
Walgreen .............................   65,000     3,490
------------------------------------------------------------
                                                   20,283
------------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (4.5%)
MCI WorldCom* ........................   84,999     5,014
SBC Communications ...................   27,000     1,294
------------------------------------------------------------
                                                    6,308
------------------------------------------------------------
     Total Common Stocks
       (Cost $92,058) ................            132,929
------------------------------------------------------------
CASH EQUIVALENT (3.8%)
Aim Liquid Assets Portfolio ..........   $5,326     5,326
------------------------------------------------------------
     Total Cash Equivalent
       (Cost $5,326) .................              5,326
------------------------------------------------------------
REPURCHASE AGREEMENT (0.9%)
J.P. Morgan
  5.45%, dated 11/30/98, matures
  12/01/98, repurchase price $1,325,934
  (collateralized by various GNMA obligations:
  total market value $1,355,729) .....    1,326     1,326
------------------------------------------------------------
     Total Repurchase Agreement
       (Cost $1,326) .................              1,326
------------------------------------------------------------
     Total Investments (99.6%)
       (Cost $98,710) ................            139,581
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.4%)              578
------------------------------------------------------------

                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .75 billion shares
  authorized) based on 6,983,382
  outstanding shares .......................     $ 88,592
Portfolio Shares of Investor Class A
  ($.001 par value -- .25 billion shares
  authorized) based on 633,183
  outstanding shares .......................        7,940
Portfolio Shares of Investor Class B
  ($.001 par value -- .125 billion shares
  authorized) based on 278,179
  outstanding shares .......................        4,549
Accumulated net realized loss on investments       (1,793)
Net unrealized appreciation on investments .       40,871
------------------------------------------------------------
     Total Net Assets: (100.0%) ............     $140,159
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(124,182,636 / 6,983,382
SHARES OUTSTANDING) ........................       $17.78
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
(11,136,046 / 633,183
SHARES OUTSTANDING) ........................       $17.59
------------------------------------------------------------
OFFER PRICE PER SHARE -- INVESTOR CLASS A
($17.59 / 95.5%) ...........................       $18.42
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS B (1)
(4,840,760 / 278,179
SHARES OUTSTANDING) ........................       $17.40
------------------------------------------------------------
------------------------------------------------------------
(1) Investors Class B has a contingent deferrred sales charge. For description of a possible redemption charge, see the notes to the financial statements.
* Non-income producing security.
GNMA--Government National Mortgage Association


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
SPECIAL EQUITY FUND

                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
COMMON STOCKS (97.9%)
AEROSPACE & DEFENSE (0.9%)
Avondale Industries* ..................  32,000    $  884
------------------------------------------------------------
AUTOMOTIVE (2.6%)
Avis Rent A Car* ......................  27,000       569
Navistar International* ...............  39,000     1,009
Superior Industries International .....  37,000       962
------------------------------------------------------------
                                                    2,540
------------------------------------------------------------
BANKS (4.0%)
Regions Financial .....................  60,000     2,325
SouthTrust ............................  44,250     1,626
------------------------------------------------------------
                                                    3,951
------------------------------------------------------------
BROADCASTING, NEWSPAPERS & ADVERTISING (1.6%)
TMP Worldwide* ........................  20,000       640
Young & Rubicam* ......................  30,000       896
------------------------------------------------------------
                                                    1,536
------------------------------------------------------------
BUILDING & CONSTRUCTION SUPPLIES (2.8%)
Centex Construction Products ..........  13,000       461
Giant Cement Holding* .................  30,000       720
Southdown .............................  27,300     1,590
------------------------------------------------------------
                                                    2,771
------------------------------------------------------------
CHEMICALS (0.9%)
Solutia ...............................  40,000       895
------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (4.5%)
Corsair Communications* ...............  95,000       427
General Instrument* ...................  32,500       914
Tekelec* .............................. 199,000     3,084
------------------------------------------------------------
                                                    4,425
------------------------------------------------------------

                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
COMPUTERS, SOFTWARE & SERVICES (21.8%)
Cambridge Technology Partners* ........ 100,000   $ 2,087
Checkpoint Software* ..................  82,000     2,660
Computer Task Group ...................  24,000       648
Comverse Technology* ..................  45,150     2,596
Fair, Isaac ...........................  24,000       966
Fundtech Limited* .....................   5,000        85
Genesys Telecom Labs* .................  32,000       918
Micros Systems* .......................  92,500     2,636
Novell* ...............................  50,000       828
Onsale Inc* ...........................  12,000       738
Psinet* ...............................     100     1,875
QuadraMed* ............................  45,000     1,080
Quantum* ..............................  33,000       730
theglobe.com* .........................   8,000       280
USWeb* ................................ 122,000     2,775
Xircom* ...............................  15,000       453
------------------------------------------------------------
                                                   21,355
------------------------------------------------------------
DRUGS (0.9%)
Watson Pharmaceuticals* ...............  17,000       916
------------------------------------------------------------
ELECTRICAL SERVICES (1.7%)
Bangor Hydro-Electric* ................  20,000       243
El Paso Electric* .....................  91,700       848
Public Service of New Mexico ..........  28,000       544
------------------------------------------------------------
                                                    1,635
------------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (5.2%)
AFC Cable Systems* ....................  75,000     2,222
DII Group* ............................  40,000       835
DSP Group* ............................  60,000     1,226
Flextronics International* ............  12,000       798
------------------------------------------------------------
                                                    5,081
------------------------------------------------------------
EMPLOYMENT SERVICES (2.7%)
Interim Services* .....................  66,000     1,369
Metamor Worldwide* ....................  52,000     1,232
------------------------------------------------------------
                                                    2,601
------------------------------------------------------------
ENERGY SERVICES (1.4%)
AES* ..................................  31,000     1,418
------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
SPECIAL EQUITY FUND (continued)


                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
FOOD, BEVERAGE & TOBACCO (3.5%)
American Italian Pasta* ...............  30,000    $  757
Earthgrains ...........................  25,000       803
Suiza Foods* ..........................  20,000       947
Universal .............................  25,000       880
------------------------------------------------------------
                                                    3,387
------------------------------------------------------------
GAS/NATURAL GAS (0.6%)
Public Service of North Carolina ......  23,300       566
------------------------------------------------------------
GENERAL CONSTRUCTION (2.0%)
DR Horton .............................  52,000       982
Foster Wheeler ........................  60,000     1,028
------------------------------------------------------------
                                                    2,010
------------------------------------------------------------
HOUSEHOLD FURNITURE & FIXTURES (0.6%)
Ethan Allen Interiors .................  14,000       553
------------------------------------------------------------
INSURANCE (6.8%)
American Heritage Life Investment .....  42,000     1,032
American Medical Security Group .......  40,400       578
Annuity & Life Re Holdings* ...........  52,000     1,319
Enhance Financial Services Group ......  25,000       734
Fremont General .......................  29,900     1,506
Protective Life .......................  38,000     1,480
------------------------------------------------------------
                                                    6,649
------------------------------------------------------------
LEASING & RENTING (0.6%)
Renters Choice* .......................  24,750       597
------------------------------------------------------------
MACHINERY (1.6%)
Crane .................................  50,000     1,616
------------------------------------------------------------
MANUFACTURING (0.4%)
Exide .................................  20,000       349
------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (10.1%)
Biomatrix* ............................  32,000     1,554
Impath* ...............................  18,500       709
Pharmaceutical Product Development* ...  92,000     2,634
Pharmerica* ........................... 112,748       465
Safeskin* .............................  70,000     1,330
Steris* ...............................  38,000     1,019
Trigon Healthcare* ....................  25,000       927
Total Renal Care Holdings* ............  24,000       637
Wellpoint Health Networks* ............   8,000       657
------------------------------------------------------------
                                                    9,932
------------------------------------------------------------

                                        Shares/
                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
PETROLEUM & FUEL PRODUCTS (2.8%)
HS Resources* .........................  47,900    $  416
Santa Fe Energy Resources* ............ 105,000       807
Transocean Offshore ...................  61,000     1,506
------------------------------------------------------------
                                                    2,729
------------------------------------------------------------
PRINTING & PUBLISHING (2.1%)
Mail-Well* ............................ 160,000     2,070
------------------------------------------------------------
RETAIL (8.3%)
American Eagle Outfitters* ............  19,000     1,135
Ann Taylor* ...........................  15,000       494
Barnes & Noble* .......................  20,000       663
Buckle* ...............................  17,000       436
Men's Wearhouse* ......................  38,000       962
Pacific Sunwear of California* ........  44,000       652
Papa John's International* ............  34,000     1,426
Pier 1 Imports ........................  36,000       387
Whole Foods Market* ...................  20,000       930
Zale* .................................  36,000     1,031
------------------------------------------------------------
                                                    8,116
------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (0.8%)
MIPS Technologies* ....................  15,000       363
Transwitch* ...........................  15,000       418
------------------------------------------------------------
                                                      781
------------------------------------------------------------
STEEL & STEEL WORKS (0.6%)
LTV ................................... 105,000       578
------------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (3.0%)
Hyperion Telecommunications, Cl A* .... 145,000     1,577
Pacific Gateway Exchange* .............  15,000       671
Tel-Save Holdings* ....................  55,000       657
------------------------------------------------------------
                                                    2,905
------------------------------------------------------------
TRUCKING (2.0%)
US Freightways ........................  73,000     1,962
------------------------------------------------------------
WHOLESALE (1.1%)
Richfood Holdings .....................  60,000     1,114
------------------------------------------------------------
     Total Common Stocks
       (Cost $89,158) .................            95,922
------------------------------------------------------------
CASH EQUIVALENT (3.0%)
Aim Liquid Assets Portfolio ...........  $2,936     2,936
------------------------------------------------------------
     Total Cash Equivalent
       (Cost $2,936) ..................             2,936
------------------------------------------------------------
     Total Investments (100.9%)
       (Cost $92,094) .................            98,858
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-0.9%)            (873)
------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
SPECIAL EQUITY FUND (concluded)


                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .75 billion shares
  authorized) based on 7,385,421
  outstanding shares .........................    $90,320
Portfolio Shares of Investor Class A
  ($.001 par value -- .125 billion shares
  authorized) based on 406,849
  outstanding shares .........................      4,915
Portfolio Shares of Investor Class B
  ($.001 par value -- .125 billion shares
  authorized) based on 227,431
  outstanding shares .........................      3,234
Accumulated net realized loss on investments .     (7,248)
Net unrealized appreciation on investments ...      6,764
------------------------------------------------------------
     Total Net Assets: (100.0%) ..............    $97,985
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(90,310,869 / 7,385,421
SHARES OUTSTANDING) ..........................        $12.23
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
(4,973,327 / 406,849
SHARES OUTSTANDING) ..........................        $12.22
------------------------------------------------------------
OFFER PRICE PER SHARE -- INVESTOR CLASS A
($12.22 / 95.5%) .............................        $12.80
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE - INVESTOR CLASS B (1)
(2,700,646 / 227,431
SHARES OUTSTANDING) ..........................        $11.87
------------------------------------------------------------
(1) Investors Class B has a contingent deferrred sales charge. For description of a possible redemption charge, see the notes to the financial statements.
* Non-income producing security.
Cl--Class


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
LIFE VISION MAXIMUM GROWTH PORTFOLIO

                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
EQUITY FUNDS (91.1%)
CrestFunds Capital Appreciation Fund,
   Trust Class ......................   281,391   $ 5,003
CrestFunds Special Equity Fund,
   Trust Class ......................   268,833     3,293
CrestFunds Value Fund,
   Trust Class ......................   430,072     6,494
------------------------------------------------------------
     Total Equity Funds
       (Cost $14,276) ...............              14,790
------------------------------------------------------------
MONEY MARKET FUND (8.9%)
CrestFunds Cash Reserve Fund,
  Trust Class ....................... 1,442,904     1,443
------------------------------------------------------------
     Total Money Market Fund
       (Cost $1,443) ................               1,443
------------------------------------------------------------
     Total Investments (100.0%)
       (Cost $15,719) ...............              16,233
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.0%)               (3)
------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 3.75 billion shares
  authorized) based on 1,433,532
  outstanding shares ................              14,439
Undistributed net investment income .                   2
Accumulated net realized gain on investments        1,275
Net unrealized appreciation on investments            514
------------------------------------------------------------
     Total Net Assets: (100.0%) .....             $16,230
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(16,229,858 / 1,433,532
SHARES OUTSTANDING) .................               $11.32
------------------------------------------------------------
------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
LIFE VISION GROWTH AND INCOME PORTFOLIO

                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
EQUITY FUNDS (69.9%)
CrestFunds Capital Appreciation Fund,
   Trust Class ......................   227,116   $ 4,038
CrestFunds Special Equity Fund,
   Trust Class ......................   275,908     3,380
CrestFunds Value Fund,
   Trust Class ......................   390,419     5,895
------------------------------------------------------------
     Total Equity Funds
       (Cost $13,035) ...............              13,313
------------------------------------------------------------
FIXED INCOME FUNDS (25.7%)
CrestFunds Government Bond Fund,
  Trust Class .......................   147,900     1,574
CrestFunds Intermediate Bond Fund,
  Trust Class .......................   172,078     1,743
CrestFunds Limited Term Bond Fund,
  Trust Class .......................   157,865     1,575
------------------------------------------------------------
     Total Fixed Income Funds
       (Cost $4,747) ................               4,892
------------------------------------------------------------
MONEY MARKET FUND (4.4%)
CrestFunds Cash Reserve Fund,
  Trust Class .......................   827,861       828
------------------------------------------------------------
     Total Money Market Fund
       (Cost $828) ..................                 828
------------------------------------------------------------
     Total Investments (100.0%)
       (Cost $18,610) ...............              19,033
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.0%)                9
------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 3.75 billion shares
  authorized) based on 1,721,538
  outstanding shares ................              16,538
Undistributed net investment income .                   7
Accumulated net realized gain on investments        2,074
Net unrealized appreciation on investments            423
------------------------------------------------------------
     Total Net Assets: (100.0%) .....             $19,042
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(19,042,401 / 1,721,538
SHARES OUTSTANDING) .................              $11.06
------------------------------------------------------------
------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1998
--------------------------------------------------------------------------------
LIFE VISION BALANCED PORTFOLIO

                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
EQUITY FUNDS (58.1%)
CrestFunds Capital Appreciation Fund,
   Trust Class .......................1,122,821   $19,964
CrestFunds Special Equity Fund,
   Trust Class .......................  805,630     9,869
CrestFunds Value Fund,
   Trust Class .......................1,609,481    24,303
------------------------------------------------------------
     Total Equity Funds
       (Cost $52,452) ................             54,136
------------------------------------------------------------
FIXED INCOME FUNDS (37.2%)
CrestFunds Government Bond Fund,
  Trust Class ........................  816,058     8,683
CrestFunds Intermediate Bond Fund,
  Trust Class ........................1,710,187    17,324
CrestFunds Limited Term Bond Fund,
  Trust Class ........................  870,654     8,689
------------------------------------------------------------
     Total Fixed Income Funds
       (Cost $33,674) ................             34,696
------------------------------------------------------------
MONEY MARKET FUND (4.6%)
CrestFunds Cash Reserve Fund,
  Trust Class ........................4,288,154     4,288
------------------------------------------------------------
     Total Money Market Fund
       (Cost $4,288)                                4,288
------------------------------------------------------------
     Total Investments (99.9%)
       (Cost $90,414) .......................      93,120
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.1%) ....          91
------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 3.75 billion shares
  authorized) based on 8,465,539
  outstanding shares ........................      84,549
Undistributed net investment income .........          42
Accumulated net realized gain on investments        5,914
Net unrealized appreciation on investments ..       2,706
------------------------------------------------------------
     Total Net Assets: (100.0%) .............     $93,211
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(93,210,589 / 8,465,539
SHARES OUTSTANDING) .........................      $11.01
------------------------------------------------------------
------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                                                                    CRESTFUNDS, INC.
For the Year Ended November 30, 1998
                                                                                  (IN THOUSANDS)
                                                      ---------------------------------------------------------------------
                                                      CASH RESERVE U.S. TREASURY   TAX FREE   LIMITED TERM INTERMEDIATE
                                                          FUND      MONEY FUND    MONEY FUND    BOND FUND   BOND FUND
---------------------------------------------------------------------------------------------------------------------------
Interest Income: ..................................      $67,006     $33,565        $8,624       $5,165      $20,359
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .......................        4,310       2,412           963          408        1,885
   Waiver of Investment Advisory Fees .............           --          --            --           --           --
   Administrative Fees ............................        1,780         927           361          122          471
   Waiver of Administrative Fees ..................           --          --            --           --           --
   Custodian/Transfer Agent Fees ..................        1,048         539           216           63          257
   Professional Fees ..............................          126          65            24            9           34
   Director Fees ..................................           18           9             3            1            6
   Registration & Filing Fees .....................          148          68            21            8           21
   Insurance Expense ..............................            7           4             2            1            2
   Distribution Fees--Trust Class .................        1,541         927           349          156          599
   Waiver of Distribution Fees--Trust Class .......       (1,541)       (927)         (349)        (150)        (575)
   Distribution Fees--Investors Class A ...........          637          --            33           --            4
   Waiver of Distribution Fees--Investors Class A .         (637)         --           (33)          --           (4)
   Distribution Fees--Investors Class B ...........            1          --            --           --           --
   Waiver of Distribution Fees--Investors Class B .           --          --            --           --           --
   Printing Fees ..................................          101          24             9            3           24
   Miscellaneous Fees .............................           --          36             1            1           34
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses ...............................        7,539       4,084         1,600          622        2,758
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income .............................       59,467      29,481         7,024        4,543       17,601
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments ...........           --          --            (9)          67        6,795
Change in Net Unrealized Appreciation (Depreciation)
   of Investments .................................           --          --            --          453       (1,500)
---------------------------------------------------------------------------------------------------------------------------
Change in Net Realized and Unrealized Gain (Loss)
   on Investments .................................           --          --            (9)         520        5,295
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting
   from Operations ................................      $59,467     $29,481        $7,015       $5,063      $22,896
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                                                                    CRESTFUNDS, INC.
For the Year Ended November 30, 1998
                                                                                  (IN THOUSANDS)
                                                      ---------------------------------------------------------------------
                                                                VIRGINIA INTERMEDIATE VIRGINIA    MARYLAND
                                                      GOVERNMENT      MUNICIPAL       MUNICIPAL   MUNICIPAL     VALUE
                                                       BOND FUND      BOND FUND       BOND FUND   BOND FUND     FUND
---------------------------------------------------------------------------------------------------------------------------
Interest Income: ...................................     $2,959       $12,776         $1,419         $826      $ 1,915
Dividend Income: ...................................         --            --             --           --        8,628
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ........................        282         1,248            167          105        4,749
   Waiver of Investment Advisory Fees ..............        (47)           --            (28)         (61)          --
   Administrative Fees .............................         71           375             42           26          950
   Waiver of Administrative Fees ...................        (56)           --            (36)          --           --
   Custodian/Transfer Agent Fees ...................         46           218             24           14          555
   Professional Fees ...............................          8            29              5            2           70
   Director Fees ...................................          1             6             --           --           10
   Registration & Filing Fees ......................          2            11              5            4           42
   Insurance Expense ...............................         --             1             --           --            3
   Distribution Fees--Trust Class ..................         87           464             48           30        1,116
   Waiver of Distribution Fees--Trust Class ........        (83)         (445)           (46)         (29)      (1,029)
   Distribution Fees--Investors Class A ............         --            13             --           --           50
   Waiver of Distribution Fees--Investors Class A ..         --           (13)            --           --          (50)
   Distribution Fees--Investors Class B ............         17            --             26           18          203
   Waiver of Distribution Fees--Investors Class B ..         (1)           --             (1)          (1)         (51)
   Printing Fees ...................................          2            24              1            1           39
   Miscellaneous Fees ..............................          3            36              9           16           27
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses ................................        332         1,967            216          125        6,684
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income ..............................      2,627        10,809          1,203          701        3,859
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain on Investments ...................      1,063         1,725            175           58       42,161
Change in Net Unrealized Appreciation
   of Investments ..................................        171         2,380            507          406       33,416
---------------------------------------------------------------------------------------------------------------------------
Change in Net Realized and Unrealized Gain
   on Investments ..................................      1,234         4,105            682          464       75,577
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting
   from Operations .................................     $3,861       $14,914         $1,885       $1,165      $79,436
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                                                                    CRESTFUNDS, INC.
For the Year Ended November 30, 1998
                                                                                  (IN THOUSANDS)
                                                      ---------------------------------------------------------------------
                                                         CAPITAL      SPECIAL    LIFE VISION     LIFE VISION   LIFE VISION
                                                      APPRECIATION    EQUITY       MAXIMUM        GROWTH AND     BALANCED
                                                          FUND         FUND   GROWTH PORTFOLIO INCOME PORTFOLIO PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
Interest Income: ..................................        $  290      $  282      $   --         $  --       $   --
Dividend Income: ..................................           872         697          76           410        2,295
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .......................           948         890          40            53          233
   Waiver of Investment Advisory Fees .............            --          --         (26)          (32)        (120)
   Administrative Fees ............................           190         178          40            40           40
   Waiver of Administrative Fees ..................            --          --         (40)          (40)         (40)
   Custodian/Transfer Agent Fees ..................           113         106          13            17           75
   Professional Fees ..............................            11          17           2             2           10
   Director Fees ..................................             1           2          --            --            1
   Registration & Filing Fees .....................            18          18           4             5           19
   Insurance Expense ..............................             1           1          --            --           --
   Distribution Fees--Trust Class .................           220         212          --            --           --
   Waiver of Distribution Fees--Trust Class .......          (202)       (199)         --            --           --
   Distribution Fees--Investors Class A ...........            14           9          --            --           --
   Waiver of Distribution Fees--Investors Class A .           (14)         (9)         --            --           --
   Distribution Fees--Investors Class B ...........            24          28          --            --           --
   Waiver of Distribution Fees--Investors Class B .            (1)         (1)         --            --           --
   Printing Fees ..................................             4           5           1             1            5
   Miscellaneous Fees .............................             3          --           6             7           10
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses ...............................         1,330       1,257          40            53          233
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ......................          (168)       (278)         36           357        2,062
---------------------------------------------------------------------------------------------------------------------------
Capital Gain Received from Investments ............            --          --       1,739         2,121        6,921
Net Realized Loss on Investments ..................          (986)     (7,030)       (463)          (45)      (1,004)
Change in Net Unrealized Appreciation (Depreciation)
   of Investments .................................        22,458     (10,799)       (226)         (580)      (1,024)
---------------------------------------------------------------------------------------------------------------------------
Change in Net Realized and Unrealized Gain (Loss)
   on Investments .................................        21,472     (17,829)      1,050         1,496        4,893
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting
   from Operations ................................       $21,304    $(18,107)     $1,086        $1,853       $6,955
---------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.
68

STATEMENT OF CHANGES IN NET ASSETS                                                                         CRESTFUNDS, INC.
For the Year Ended November 30, 1998
                                                                               (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------
                                                 CASH RESERVE CASH RESERVE U.S. TREASURY U.S. TREASURY  TAX FREE    TAX FREE
                                                     FUND        FUND        MONEY FUND    MONEY FUND  MONEY FUND  MONEY FUND
                                                 ------------ ------------ ------------- ------------- ----------  ----------
                                                   12/01/97    12/01/96      12/01/97       12/01/96    12/01/97    12/01/96
                                                  TO 11/30/98 TO 11/30/97  TO 11/30/98    TO 11/30/97 TO 11/30/98  TO 11/30/97
-----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income ....................   $  59,467  $   43,108    $  29,481     $   24,451    $ 7,024    $  6,505
     Net Realized Gain (Loss) on Investments ..          --          32           --             --         (9)          3
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations     59,467      43,140       29,481         24,451      7,015       6,508
---------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
   Net Investment Income
     Trust Class ..............................     (51,521)    (38,023)     (29,476)       (24,456)    (6,778)     (6,352)
     Investors Class A ........................      (7,946)     (5,133)          --             --       (239)       (161)
     Investors Class B ........................          (2)         (1)          --             --         --          --
   Capital Gains
     Trust Class ..............................          --          --           --             --         --          --
     Investors Class A ........................          --          --           --             --         --          --
     Investors Class B ........................          --          --           --             --         --          --
---------------------------------------------------------------------------------------------------------------------------
       Total Distributions ....................     (59,469)    (43,157)     (29,476)       (24,456)    (7,017)     (6,513)
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets ..........................          (2)        (17)           5             (5)        (2)         (5)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (All at $1.00 Per Share):
   Trust Class:
     Proceeds from Shares Issued ..............   1,946,496   1,704,048    1,131,937      1,251,595    369,536     393,449
     Reinvestment of Cash Distributions .......          --         733            4            146         --          --
     Cost of Shares Redeemed ..................  (1,659,055) (1,477,765)  (1,064,404)    (1,008,406)  (325,471)   (348,927)
                                                  ---------   ---------    ---------      ---------    -------     -------
       Total Trust Class Transactions .........     287,441     227,016       67,537        243,335     44,065      44,522
                                                  ---------   ---------    ---------      ---------    -------     -------
   Investors Class A:
     Proceeds from Shares Issued ..............     206,651     135,942           --             --     22,060      16,177
     Reinvestment of Cash Distributions .......       7,713       4,595           --             --        237         144
     Cost of Shares Redeemed ..................    (159,937)    (70,439)          --             --    (21,081)    (11,681)
                                                  ---------   ---------    ---------      ---------    -------     -------
       Total Investors Class A Transactions ...      54,427      70,098           --             --      1,216       4,640
                                                  ---------   ---------    ---------      ---------    -------     -------
   Investors Class B:
     Proceeds from Shares Issued ..............          99          23           --             --         --          --
     Reinvestment of Cash Distributions .......           2           1           --             --         --          --
     Cost of Shares Redeemed ..................          (6)         (1)          --             --         --          --
                                                  ---------   ---------    ---------      ---------    -------     -------
       Total Investors Class B Transactions ...          95          23           --             --         --          --
---------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets from
   Capital Share Transactions .................     341,963     297,137       67,537        243,335     45,281      49,162
---------------------------------------------------------------------------------------------------------------------------
       Total Increase in Net Assets ...........     341,961     297,120       67,542        243,330     45,279      49,157
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ........................     983,685     686,565      632,381        389,051    234,471     185,314
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   End of Period ..............................  $1,325,646  $  983,685    $ 699,923     $  632,381   $279,750   $ 234,471
===========================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                                                         CRESTFUNDS, INC.
For the Year Ended November 30, 1998
                                                                               (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------
                                                 LIMITED TERM LIMITED TERM INTERMEDIATE INTERMEDIATE GOVERNMENT  GOVERNMENT
                                                   BOND FUND   BOND FUND    BOND FUND     BOND FUND   BOND FUND   BOND FUND
                                                 ------------ ------------ ------------ ------------ ----------  -----------
                                                    12/01/97    12/01/96     12/01/97     12/01/96    12/01/97    12/01/96
                                                  TO 11/30/98 TO 11/30/97  TO 11/30/98   TO 11/30/97 TO 11/30/98 TO 11/30/97
----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income .....................    $ 4,543    $  4,443    $  17,601     $ 17,429    $ 2,627    $   2,160
     Net Realized Gain (Loss) on Investments ...         67        (284)       6,795         (194)     1,063           89
     Change in Net Unrealized Appreciation
       (Depreciation)of Investments ............        453         107       (1,500)       1,022        171          300
-------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations      5,063       4,266       22,896       18,257      3,861        2,549
-------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
   Net Investment Income
     Trust Class ...............................     (4,543)     (4,387)     (17,347)     (17,309)    (2,552)      (2,116)
     Investors Class A .........................        (13)        (58)        (158)        (131)        --           --
     Investors Class B .........................         --          --          --           --         (78)         (45)
   Capital Gains
     Trust Class ...............................         --          --          --           --          --           --
     Investors Class A .........................         --          --          --           --          --           --
     Investors Class B .........................         --          --          --           --          --           --
-------------------------------------------------------------------------------------------------------------------------
       Total Distributions .....................     (4,556)     (4,445)     (17,505)     (17,440)    (2,630)      (2,161)
-------------------------------------------------------------------------------------------------------------------------
Change in Net Assets ...........................        507        (179)       5,391          817      1,231          388
=========================================================================================================================
Capital Share Transactions:
   Trust Class:
     Proceeds from Shares Issued ...............     33,030      32,072       66,054       71,860     30,145       31,044
     Reinvestment of Cash Distributions ........      1,869       2,281        1,844        1,966        805          846
     Cost of Shares Redeemed ...................    (29,088)    (41,456)     (62,185)     (56,005)   (16,097)     (18,428)
                                                     ------      ------       ------       ------     ------       ------
       Total Trust Class Transactions ..........      5,811      (7,103)       5,713       17,821     14,853       13,462
                                                     ------      ------       ------       ------     ------       ------
   Investors Class A:
     Proceeds from Shares Issued ...............         37          39        2,024          783         --           --
     Reinvestment of Cash Distributions ........          9          47          119          105         --           --
     Cost of Shares Redeemed ...................     (1,006)       (277)      (1,149)        (874)        --           --
                                                     ------      ------       ------       ------     ------       ------
       Total Investors Class A Transactions ....       (960)       (191)         994           14         --           --
                                                     ------      ------       ------       ------     ------       ------
  Investors Class B:
     Proceeds from Shares Issued ...............         --          --           --           --      1,501          485
     Reinvestment of Cash Distributions ........         --          --           --           --         59           33
     Cost of Shares Redeemed ...................         --          --           --           --       (422)         (11)
                                                     ------      ------       ------       ------     ------       ------
       Total Investors Class B Transactions ....         --          --           --           --      1,138          507
-------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions ..................      4,851      (7,294)       6,707       17,835     15,991       13,969
-------------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease) in Net Assets .      5,358      (7,473)      12,098       18,652     17,222       14,357
-------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .........................     78,622      86,095      302,077      283,425     35,226       20,869
-------------------------------------------------------------------------------------------------------------------------
Net Assets:
   End of Period ...............................    $83,980    $ 78,622    $ 314,175     $302,077    $52,448   $   35,226
-------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Trust Class:
     Shares Issued .............................      4,098       3,333        6,568        7,474      3,027        3,087
     Shares Issued in Lieu of Cash Distributions        188         231          183          204         76           77
     Shares Redeemed ...........................     (3,707)     (4,288)      (6,163)      (5,853)    (1,681)      (1,824)
                                                     ------      ------       ------       ------     ------       ------
       Total Trust Class Share Transactions ....        579        (724)         588        1,825      1,422        1,340
                                                     ------      ------       ------       ------     ------       ------
Investors Class A:
     Shares Issued .............................          4           4          201           80         --           --
     Shares Issued in Lieu of Cash Distributions          1           5           12           11         --           --
     Shares Redeemed ...........................        (98)        (28)        (114)         (89)        --           --
                                                     ------      ------       ------       ------     ------       ------
       Total Investors Class A Share Transactions       (93)        (19)          99            2         --           --
                                                     ------      ------       ------       ------     ------       ------
   Investors Class B:
     Shares Issued .............................         --          --           --           --        142           48
     Shares Issued in Lieu of Cash Distributions         --          --           --           --          6            3
     Shares Redeemed ...........................         --          --           --           --        (40)          (1)
                                                     ------      ------       -------      ------     ------       ------
       Total Investors Class B Share Transactions        --          --           --           --        108           50
-------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share
   Transaction ....................................     486        (743)         687        1,827      1,530        1,390
=========================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.
70

STATEMENT OF CHANGES IN NET ASSETS                                                                         CRESTFUNDS, INC.
For the Year Ended November 30, 1998
                                                                            (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
                                            VIRGINIA    VIRGINIA
                                          INTERMEDIATE INTERMEDIATE   VIRGINIA   VIRGINIA      MARYLAND     MARYLAND
                                            MUNICIPAL   MUNICIPAL    MUNICIPAL   MUNICIPAL     MUNICIPAL    MUNICIPAL
                                            BOND FUND   BOND FUND    BOND FUND   BOND FUND     BOND FUND    BOND FUND
                                          ------------ ------------  ---------   ---------     ---------    -----------
                                            12/01/97    12/01/96     12/01/97     12/01/96      12/01/97     12/01/96
                                           TO 11/30/98 TO 11/30/97  TO 11/30/98  TO 11/30/97   TO 11/30/98  TO 11/30/97
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income ..............   $ 10,809    $ 11,260      $ 1,203       $  832        $  701      $  374
     Net Realized Gain (Loss) on Investments   1,725       1,641          175           67            58          (5)
     Change in Net Unrealized Appreciation
       of Investments ...................      2,380         490          507          278           406         241
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting
     From Operations ....................     14,914      13,391        1,885        1,177         1,165         610
---------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
   Net Investment Income
     Trust Class ........................    (10,471)    (10,835)      (1,116)        (792)         (645)       (363)
     Investors Class A ..................       (364)       (353)          --           --            --          --
     Investors Class B ..................         --          --          (87)         (40)          (56)        (11)
   Capital Gains
     Trust Class ........................       (793)         --          (50)         (12)           --          --
     Investors Class A ..................        (28)         --           --           --            --          --
     Investors Class B ..................         --          --           (4)          (1)           --          --
---------------------------------------------------------------------------------------------------------------------------
       Total Distributions ..............    (11,656)    (11,188)      (1,257)        (845)         (701)       (374)
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets ....................      3,258       2,203          628          332           464         236
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Trust Class:
     Proceeds from Shares Issued ........     36,891      35,373       13,751        9,497        13,041       6,495
     Reinvestment of Cash Distributions .        629          22           60           26            11           2
     Cost of Shares Redeemed ............    (34,155)    (43,571)      (5,172)      (5,693)       (5,813)     (1,067)
                                             -------    --------     --------       ------        ------      ------
       Total Trust Class Transactions ...      3,365      (8,176)       8,639        3,830         7,239       5,430
                                             -------    --------     --------       ------        ------      ------
   Investors Class A:
     Proceeds from Shares Issued ........      2,174         938           --           --            --          --
     Reinvestment of Cash Distributions .        289         274           --           --            --          --
     Cost of Shares Redeemed ............     (2,503)     (1,639)          --           --            --          --
                                             -------    --------     --------       ------        ------      ------
       Total Investors Class A Transactions      (40)       (427)          --           --            --          --
                                             -------    --------     --------       ------        ------      ------
   Investors Class B:
     Proceeds from Shares Issued ........         --          --        2,474          743         2,772         518
     Reinvestment of Cash Distributions .         --          --           64           31            41           9
     Cost of Shares Redeemed ............         --          --         (376)        (115)         (177)        (92)
                                             -------    --------     --------       ------        ------      ------
       Total Investors Class B Transactions       --          --        2,162          659         2,636         435
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions ...........      3,325      (8,603)      10,801        4,489         9,875       5,865
---------------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease) in Net Assets 6,583      (6,400)      11,429        4,821        10,339       6,101
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ..................    244,922     251,322       21,520       16,699        12,022       5,921
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   End of Period ........................   $251,505    $244,922      $32,949      $21,520       $22,361     $12,022
===========================================================================================================================
Shares Issued and Redeemed:
   Trust Class:
     Shares Issued ......................      3,557       3,476        1,302          928         1,292         667
     Shares Issued in Lieu of Cash Distributions  61           2            6            2             1          --
     Shares Redeemed ....................     (3,293)     (4,278)        (488)        (559)         (575)       (110)
                                            --------    --------     --------       ------        ------      ------
       Total Trust Class Share Transactions      325        (800)         820          371           718         557
                                            --------    --------     --------       ------        ------      ------
   Investors Class A:
     Shares Issued ......................        210          92           --           --            --          --
     Shares Issued in Lieu of Cash Distributions  28          27           --           --            --          --
     Shares Redeemed ....................       (241)       (161)          --           --            --          --
                                            --------    --------     --------       ------        ------      ------
       Total Investors Class A Share Transactions (3)        (42)          --           --            --          --
                                            --------    --------     --------       ------        ------      ------
   Investors Class B:
     Shares Issued ......................         --          --          233           73           274          53
     Shares Issued in Lieu of Cash Distributions  --          --            6            3             4           1
     Shares Redeemed ....................         --          --          (35)         (11)          (17)         (9)
                                            --------    --------     --------       ------        ------      ------
       Total Investors Class B Share Transactions --          --          204           65           261          45
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital
     Share Transactions .................        322        (842)       1,024          436           979         602
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                                                         CRESTFUNDS, INC.
For the Year Ended November 30, 1998

                                                                             (IN THOUSANDS)
                                           ---------------------------------------------------------------------------
                                                                        CAPITAL      CAPITAL      SPECIAL      SPECIAL
                                               VALUE        VALUE    APPRECIATION APPRECIATION    EQUITY       EQUITY
                                               FUND         FUND         FUND         FUND         FUND         FUND
                                            -----------  ----------- ------------ ------------  -----------  ---------
                                             12/01/97     12/01/96     12/01/97     12/01/96     12/01/97     12/01/96
                                            TO 11/30/98  TO 11/30/97  TO 11/30/98  TO 11/30/97  TO 11/30/98  TO 11/30/97
----------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss) ........    $ 3,859     $ 5,276       $ (168)      $  223     $    (278)     $  (80)
     Net Realized Gain (Loss) on Investments   42,161     118,138         (986)       5,700        (7,030)     15,883
     Change in Net Unrealized Appreciation
       (Depreciation) of investments .....     33,416       7,024       22,458       12,790       (10,799)      4,525
----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting
   From Operations .......................     79,436     130,438       21,304       18,713       (18,107)     20,328
----------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
     Trust Class .........................     (3,768)     (5,360)         (46)        (218)           --         (30)
     Investors Class A ...................       (212)       (214)          (4)         (17)           --          (2)
     Investors Class B ...................         --         (24)          --           --            --          --
   Capital Gains
     Trust Class .........................   (110,281)     (2,857)      (5,886)      (1,515)      (14,918)     (2,129)
     Investors Class A ...................     (5,275)        (96)        (468)        (226)         (783)       (129)
     Investors Class B ...................     (2,562)        (27)         (30)          --          (299)        (26)
----------------------------------------------------------------------------------------------------------------------
       Total Distributions ...............   (122,098)     (8,578)      (6,434)      (1,976)      (16,000)     (2,316)
----------------------------------------------------------------------------------------------------------------------
Change in Net Assets .....................    (42,662)    121,860       14,870       16,737       (34,107)     18,012
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Trust Class:
     Proceeds from Shares Issued .........     92,390      86,500       47,490       81,085        32,377      42,454
     Reinvestment of Cash Distributions ..     88,294       2,679        3,995          364        12,720       1,455
     Cost of Shares Redeemed .............   (153,783)   (167,444)     (40,145)     (30,703)      (35,499)    (26,423)
                                              -------     -------       ------       ------        ------      ------
       Total Trust Class Transactions ....     26,901     (78,265)      11,340       50,746         9,598      17,486
                                              -------     -------       ------       ------        ------      ------
   Investors Class A:
     Proceeds from Shares Issued .........     11,222       9,602        3,291        2,569           943       1,154
     Reinvestment of Cash Distributions ..      5,277         303          469          241           758         123
     Cost of Shares Redeemed .............     (8,617)     (4,558)      (1,628)        (881)         (994)       (930)
                                               ------     -------       ------       ------        ------      ------
      Total Investors Class A Transactions      7,882       5,347        2,132        1,929           707         347
                                               ------     -------       ------       ------        ------      ------
  Investors Class B:
     Proceeds from Shares Issued .........     12,797       7,216        4,386          432         1,511       1,192
     Reinvestment of Cash Distributions ..      2,504          51           30           --           295          26
     Cost of Shares Redeemed .............     (2,494)       (782)        (295)          (1)         (447)       (181)
                                               ------     -------       ------       ------        ------      ------
       Total Investors Class B Transactions    12,807       6,485        4,121          431         1,359       1,037
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions ............     47,590     (66,433)      17,593       53,106        11,664      18,870
----------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease) in Net
         Assets                                 4,928      55,427       32,463       69,843       (22,443)     36,882
----------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ...................    632,204     576,777      107,696       37,853       120,428      83,546
----------------------------------------------------------------------------------------------------------------------
Net Assets:
   End of Period .........................   $637,132    $632,204     $140,159     $107,696      $ 97,985    $120,428
======================================================================================================================
Shares Issued and Redeemed:
   Trust Class:
     Shares Issued .......................     10,513       6,467        3,240        6,090         3,492       2,987
     Shares Issued in Lieu of Cash
       Distributions                            6,789         193          273           28           935         110
     Shares Redeemed .....................    (14,789)    (12,286)      (2,755)      (2,322)       (3,872)     (1,942)
                                               ------     -------       ------       ------        ------      ------
       Total Trust Class Share Transactions     2,513      (5,626)         758        3,796           555       1,155
                                               ------     -------       ------       ------        ------      ------
   Investors Class A:
     Shares Issued .......................        764         636          199          183            65          73
     Shares Issued in Lieu of Cash Distributions  402          21           32           19            56           9
     Shares Redeemed .....................       (591)       (304)         (99)         (64)          (72)        (63)
                                               ------     -------       ------       ------        ------      ------
       Total Investors Class A Share Transactions 575         353          132          138            49          19
                                               ------     -------       ------       ------        ------      ------
   Investors Class B:
     Shares Issued .......................        874         467          267           27           107          73
     Shares Issued in Lieu of Cash Distributions  192           4            2           --            22           2
     Shares Redeemed .....................       (171)        (53)         (18)          --           (33)        (13)
                                               ------     -------       ------       ------        ------      ------
       Total Investors Class B Share Transactions 895         418          251           27            96          62
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital
     Share Transactions                         3,983      (4,855)       1,141        3,961           700       1,236
======================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.
72

STATEMENT OF CHANGES IN NET ASSETS                                                                         CRESTFUNDS, INC.
For the Period Ended November 30, 1998
                                                                            (IN THOUSANDS)
                                        ----------------------------------------------------------------------------------------

                                            LIFE VISION     LIFE VISION       LIFE VISION         LIFE VISION      LIFE VISION
                                              MAXIMUM         MAXIMUM         GROWTH AND          GROWTH AND        BALANCED
                                         GROWTH PORTFOLIO GROWTH PORTFOLIO  INCOME PORTFOLIO    INCOME PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                             12/01/97        07/01/97          12/01/97            07/01/97          12/01/97
                                            TO 11/30/98   TO  11/30/97*      TO 11/30/98         TO 11/30/97*      TO 11/30/98
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income                     $  36          $  39            $  357              $  190           $ 2,062
     Capital Gain Received from Investments    1,739             --             2,121                  --             6,921
     Net Realized Gain (Loss) on Investments    (463)            (1)              (45)                 20            (1,004)
     Change in Net Unrealized Appreciation
       (Depreciation) of investments            (226)           740              (580)              1,003            (1,024)
--------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From
   Operations                                  1,086            778             1,853               1,213             6,955
--------------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
     Trust Class                                 (35)           (38)             (360)               (180)          ( 2,072)
   Capital Gains
     Trust Class                                  --             --               (22)                 --              (238)
--------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                       (35)           (38)             (382)               (180)           (2,310)
--------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets                           1,051            740             1,471               1,033             4,645
--------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Trust Class:
     Proceeds from Shares Issued               5,852         13,614             2,591              21,846            15,849
     Reinvestment of Cash Distributions           36             38               382                 180             2,310
     Cost of Shares Redeemed                  (4,421)          (680)           (7,923)               (538)          (19,035)
                                               -----         ------            ------              ------            ------
       Total Trust Class Transactions          1,467         12,972            (4,950)             21,488              (876)
                                               -----         ------            ------              ------            ------
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                   1,467         12,972            (4,950)             21,488              (876)
--------------------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease) in Net
         Assets                                2,518         13,712            (3,479)             22,521             3,769
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                        13,712             --            22,521                  --            89,442
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   End of Period                            $ 16,230       $ 13,712          $ 19,042            $ 22,521          $ 93,211
================================================================================================================================
Shares Issued and Redeemed:
   Trust Class:
     Shares Issued                               599          1,350               239               2,177             1,449
     Shares Issued in Lieu of Cash Distributions   3              4                35                  17               214
     Shares Redeemed                            (456)           (66)             (695)                (52)           (1,743)
                                               -----         ------            ------              ------            ------
       Total Trust Class Share Transactions      146          1,288              (421)              2,142               (80)
                                               -----         ------            ------              ------            ------
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share
  Transactions                                   146          1,288              (421)              2,142               (80)
================================================================================================================================

                                               (IN THOUSANDS)
                                              ----------------
                                                 LIFE VISION
                                                  BALANCED
                                                  PORTFOLIO
--------------------------------------------------------------
                                                  07/01/97
                                                 TO 11/30/97*
--------------------------------------------------------------
Investment Activities:
     Net Investment Income                       $  993
     Capital Gain Received from Investments          --
     Net Realized Gain (Loss) on Investments        235
     Change in Net Unrealized Appreciation
       (Depreciation) of investments              3,730
--------------------------------------------------------------
Increase in Net Assets Resulting From
   Operations                                     4,958
--------------------------------------------------------------
Distribution to Shareholders:
     Trust Class                                   (941)
   Capital Gains
     Trust Class                                     --
--------------------------------------------------------------
       Total Distributions                         (941)
--------------------------------------------------------------
Change in Net Assets                              4,017
--------------------------------------------------------------
Capital Share Transactions:
   Trust Class:
     Proceeds from Shares Issued                 94,371
     Reinvestment of Cash Distributions             941
     Cost of Shares Redeemed                     (9,887)
                                                  -----
       Total Trust Class Transactions            85,425
                                                  -----
--------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                     85,425
--------------------------------------------------------------
       Total Increase (Decrease) in Net
         Assets                                  89,442
--------------------------------------------------------------
Net Assets:
   Beginning of Period                               --
--------------------------------------------------------------
Net Assets:
   End of Period                               $ 89,442
==============================================================
Shares Issued and Redeemed:
   Trust Class:
     Shares Issued                                9,446
     Shares Issued in Lieu of Cash Distributions     90
     Shares Redeemed                               (990)
                                                   -----
       Total Trust Class Share Transactions       8,546
                                                   -----
--------------------------------------------------------------
Net Increase (Decrease) from Capital Share
  Transactions                                    8,546
==============================================================

*Commenced Operations on June 30, 1997.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                                                                       CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year



                         INVESTMENT ACTIVITIES            DISTRIBUTIONS                                                   RATIO
           NET    --------------------------------------------------------     NET                  NET                  OF EXPENSES
          ASSET                     NET REALIZED                               ASSET              ASSETS,     RATIO      TO AVERAGE
          VALUE,       NET         AND UNREALIZED        NET                   VALUE,               END    OF EXPENSES   NET ASSETS
         BEGINNING  INVESTMENT         GAIN           INVESTMENT  CAPITAL       END      TOTAL   OF PERIOD  TO AVERAGE   EXCLUDING
         OF PERIOD    INCOME       ON INVESTMENTS       INCOME     GAINS     OF PERIOD  RETURN     (000)    NET ASSETS   FEE WAIVERS
------------------------------------------------------------------------------------------------------------------------------------
-----------------
CASH RESERVE FUND
-----------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998   $1.00        0.050              --            (0.050)      --          $1.00    5.13%  $1,135,571    0.63%        0.78%
  1997    1.00        0.050              --            (0.050)      --           1.00    5.16%     848,140    0.65%        0.80%
  1996    1.00        0.049              --            (0.049)      --           1.00    4.98%     621,139    0.66%        0.81%
  1995    1.00        0.053              --            (0.053)      --           1.00    5.45%     520,185    0.66%        0.81%
  1994    1.00        0.034              --            (0.034)      --           1.00    3.46%     377,493    0.66%        0.66%
  INVESTORS CLASS A
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998   $1.00        0.050              --            (0.050)      --          $1.00    5.12%  $  189,942    0.64%        1.04%
  1997    1.00        0.050              --            (0.050)      --           1.00    5.15%     135,507    0.65%        1.05%
  1996    1.00        0.049              --            (0.049)      --           1.00    4.97%      65,411    0.67%        1.07%
  1995    1.00        0.053              --            (0.053)      --           1.00    5.44%      40,240    0.67%        1.07%
  1994    1.00        0.033              --            (0.033)      --           1.00    3.36%      11,832    0.68%        0.97%
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998   $1.00        0.041              --            (0.041)      --          $1.00    4.13%  $      133    1.59%        1.65%
  1997    1.00        0.042              --            (0.042)      --           1.00    4.22%          38    1.56%        1.71%
  1996    1.00        0.040              --            (0.040)      --           1.00    4.08%          15    1.52%        1.67%
  1995(1) 1.00        0.028              --            (0.028)      --           1.00    2.82%*         21    1.52%*       1.67%*
------------------------
U.S. TREASURY MONEY FUND
------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998   $1.00        0.048              --            (0.048)      --          $1.00    4.89%  $  699,923    0.66%        0.81%
  1997    1.00        0.048              --            (0.048)      --           1.00    4.91%     632,381    0.65%        0.80%
  1996    1.00        0.047              --            (0.047)      --           1.00    4.80%     389,051    0.66%        0.81%
  1995    1.00        0.052              --            (0.052)      --           1.00    5.29%     370,454    0.66%        0.81%
  1994    1.00        0.033              --            (0.033)      --           1.00    3.30%     319,477    0.66%        0.66%
  INVESTORS CLASS A (2)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1994   $1.00        0.008              --            (0.008)      --          $1.00    0.79%  $       --    0.92%*      29.16%*
-------------------
TAX-FREE MONEY FUND
-------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998   $1.00        0.029              --            (0.029)      --          $1.00    2.97%  $  270,899    0.66%        0.81%
  1997    1.00        0.030              --            (0.030)      --           1.00    3.06%     226,837    0.66%        0.81%
  1996    1.00        0.029              0.002         (0.029)    (0.002)        1.00    3.14%     182,320    0.66%        0.81%
  1995    1.00        0.032              --            (0.032)      --           1.00    3.26%     202,333    0.66%        0.81%
  1994    1.00        0.021              --            (0.021)      --           1.00    2.07%     157,602    0.67%        0.67%
  INVESTORS CLASS A
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998   $1.00        0.030              --            (0.030)      --          $1.00    2.96%  $    8,851    0.67%        1.07%
  1997    1.00        0.030              --            (0.030)      --           1.00    3.05%       7,634    0.68%        1.08%
  1996    1.00        0.029              0.002         (0.029)    (0.002)        1.00    3.13%       2,994    0.67%        1.07%
  1995    1.00        0.031              --            (0.031)      --           1.00    3.25%       1,627    0.67%        1.07%
  1994    1.00        0.020              --            (0.020)      --           1.00    1.98%         757    0.76%        1.44%



                            RATIO OF
                         NET INVESTMENT
            RATIO OF        INCOME TO
          NET INVESTMENT     AVERAGE
            INCOME         NET ASSETS   PORTFOLIO
           TO AVERAGE       EXCLUDING   TURNOVER
           NET ASSETS      FEE WAIVERS     RATE
--------------------------------------------------
-----------------
CASH RESERVE FUND
-----------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        5.01%           4.86%           --
  1997        5.04%           4.89%           --
  1996        4.87%           4.72%           --
  1995        5.31%           5.16%           --
  1994        3.37%           3.37%           --
  INVESTORS CLASS A
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        5.00%           4.60%           --
  1997        5.04%           4.64%           --
  1996        4.85%           4.45%           --
  1995        5.31%           4.91%           --
  1994        3.35%           3.06%           --
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        4.00%           3.94%           --
  1997        4.17%           4.02%           --
  1996        4.02%           3.87%           --
  1995(1)     4.45%*          4.30%*          --
------------------------
U.S. TREASURY MONEY FUND
------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        4.77%            4.62%          --
  1997        4.82%            4.67%          --
  1996        4.69%            4.54%          --
  1995        5.16%            5.01%          --
  1994        3.23%            3.23%          --
  INVESTORS CLASS A (2)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1994        2.31%*         (25.93%)*        --
-------------------
TAX-FREE MONEY FUND
-------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        2.92%            2.77%          --
  1997        3.02%            2.87%          --
  1996        2.88%            2.73%          --
  1995        3.19%            3.04%          --
  1994        2.06%            2.06%          --
  INVESTORS CLASS A
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        2.92%            2.52%          --
  1997        3.42%            3.02%          --
  1996        2.86%            2.46%          --
  1995        3.16%            2.76%          --
  1994        1.97%            1.29%          --

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commencement of operations for this class April 19, 1995.
(2) Ceased operations March 31, 1994.
*  Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                                                                       CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year



                         INVESTMENT ACTIVITIES            DISTRIBUTIONS                                                   RATIO
           NET    --------------------------------------------------------     NET                  NET                  OF EXPENSES
          ASSET                     NET REALIZED                               ASSET              ASSETS,     RATIO      TO AVERAGE
          VALUE,       NET         AND UNREALIZED        NET                   VALUE,               END    OF EXPENSES   NET ASSETS
         BEGINNING  INVESTMENT      GAIN (LOSS)       INVESTMENT  CAPITAL       END      TOTAL   OF PERIOD  TO AVERAGE   EXCLUDING
         OF PERIOD    INCOME       ON INVESTMENTS       INCOME     GAINS     OF PERIOD  RETURN     (000)    NET ASSETS   FEE WAIVERS
------------------------------------------------------------------------------------------------------------------------------------
----------------------
LIMITED TERM BOND FUND
----------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998     $ 9.92     0.557           0.061            (0.558)      --         $ 9.98    6.39%    $ 83,980      0.76%       0.95%
  1997       9.93     0.570          (0.010)           (0.570)      --           9.92    5.84%      77,696      0.75%       0.90%
  1996      10.03     0.534          (0.097)           (0.537)      --           9.93    4.52%      84,973      0.78%       0.93%
  1995       9.49     0.532           0.534            (0.526)      --          10.03   11.50%      88,789      0.78%       0.93%
  1994      10.16     0.480          (0.640)           (0.480)    (0.030)        9.49   (1.56%)     83,369      0.76%       0.76%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998 (1) $ 9.93     0.185          (0.026)           (0.189)      --         $ 9.90    1.59%    $     --      0.76%       0.91%
  1997       9.95     0.563          (0.012)           (0.569)      --           9.93    5.71%         926      0.77%       0.92%
  1996      10.06     0.535          (0.109)           (0.536)      --           9.95    4.40%       1,122      0.79%       0.94%
  1995       9.50     0.530           0.556            (0.526)      --          10.06   11.70%       1,458      0.79%       0.94%
  1994      10.17     0.480          (0.650)           (0.470)    (0.030)        9.50   (1.72%)        593      0.77%       1.03%
----------------------
INTERMEDIATE BOND FUND
----------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998     $ 9.96     0.564           0.167            (0.561)      --         $10.13    7.52%    $310,885      0.88%       1.06%
  1997       9.94     0.594           0.021            (0.595)      --           9.96    6.46%     299,820      0.87%       1.02%
  1996      10.12     0.550          (0.175)           (0.555)      --           9.94    3.92%     281,187      0.88%       1.03%
  1995       9.16     0.569           0.954            (0.563)      --          10.12   17.07%      81,870      0.88%       1.03%
  1994      10.20     0.530          (1.000)           (0.530)    (0.040)        9.16   (4.72%)     77,143      0.88%       0.88%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998     $ 9.96     0.562           0.168            (0.560)      --         $10.13    7.51%    $  3,290      0.88%       1.03%
  1997       9.94     0.592           0.022            (0.594)      --           9.96    6.45%       2,257      0.88%       1.03%
  1996      10.12     0.543          (0.169)           (0.554)      --           9.94    3.91%       2,238      0.89%       1.04%
  1995       9.16     0.572           0.951            (0.563)      --          10.12   17.08%       1,729      0.89%       1.04%
  1994      10.19     0.520          (0.990)           (0.520)    (0.040)        9.16   (4.72%)      1,030      0.89%       1.05%
--------------------
GOVERNMENT BOND FUND
--------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998     $10.36     0.591           0.281            (0.592)      --         $10.64    8.63%    $ 50,051      0.67%       1.07%
  1997      10.37     0.605          (0.010)           (0.605)      --          10.36    6.04%      34,013      0.66%       1.06%
  1996      10.66     0.591          (0.290)           (0.591)      --          10.37    3.02%      20,171      0.69%       1.09%
  1995(3)   10.00     0.412           0.753            (0.412)    (0.093)       10.66   11.85%*     10,211      0.71%*      1.11%*
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998     $10.39     0.594           0.278            (0.592)      --         $10.67    7.58%    $  2,397      1.62%       1.89%
  1997      10.39     0.516              --            (0.516)      --          10.39    5.17%       1,213      1.57%       1.97%
  1996      10.68     0.503          (0.291)           (0.502)      --          10.39    2.12%         698      1.55%       1.95%
  1995(2)   10.03     0.338           0.738            (0.333)    (0.093)       10.68   10.86%*        325      1.55%*      1.95%*


                             RATIO OF
                          NET INVESTMENT
             RATIO OF        INCOME TO
           NET INVESTMENT     AVERAGE
             INCOME         NET ASSETS   PORTFOLIO
            TO AVERAGE       EXCLUDING   TURNOVER
            NET ASSETS      FEE WAIVERS     RATE
---------------------------------------------------
----------------------
LIMITED TERM BOND FUND
----------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        5.57%          5.38%       142%
  1997        5.79%          5.64%        64%
  1996        5.41%          5.26%        51%
  1995        5.44%          5.29%        36%
  1994        4.92%          4.92%        47%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998 (1)    5.79%          5.64%       142%
  1997        5.77%          5.62%        64%
  1996        5.39%          5.24%        51%
  1995        5.46%          5.31%        36%
  1994        4.92%          4.66%        47%
----------------------
INTERMEDIATE BOND FUND
----------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        5.60%          5.42%       178%
  1997        6.07%          5.92%        66%
  1996        5.70%          5.55%        35%
  1995        5.89%          5.74%        37%
  1994        5.53%          5.53%        39%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        5.59%          5.44%       178%
  1997        6.06%          5.91%        66%
  1996        5.54%          5.39%        35%
  1995        5.87%          5.72%        37%
  1994        5.51%          5.35%        39%
--------------------
GOVERNMENT BOND FUND
--------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        5.60%          5.20%       220%
  1997        5.99%          5.59%       144%
  1996        5.75%          5.35%        16%
  1995(3)     6.00%*         5.60%*       28%
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        4.65%          4.38%       220%
  1997        5.07%          4.67%       144%
  1996        4.89%          4.49%        16%
  1995(2)     5.05%*         4.65%*       28%

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Ceased operations March 29, 1998.
(2) Commencement of operations for this class April 19, 1995.
(3) Commencement of operations for this class April 5, 1995.
*  Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                                                                       CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year



                         INVESTMENT ACTIVITIES            DISTRIBUTIONS                                                   RATIO
           NET    --------------------------------------------------------     NET                  NET                  OF EXPENSES
          ASSET                     NET REALIZED                               ASSET              ASSETS,     RATIO      TO AVERAGE
          VALUE,       NET         AND UNREALIZED        NET                   VALUE,               END    OF EXPENSES   NET ASSETS
         BEGINNING  INVESTMENT      GAIN (LOSS)       INVESTMENT  CAPITAL       END      TOTAL   OF PERIOD  TO AVERAGE   EXCLUDING
         OF PERIOD    INCOME       ON INVESTMENTS       INCOME     GAINS     OF PERIOD  RETURN     (000)    NET ASSETS   FEE WAIVERS
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $10.31    0.449           0.166             (0.450)    (0.035)     $10.44    6.10%     $243,606    0.79%         0.97%
  1997       10.22    0.463           0.089             (0.462)    --           10.31    5.55%      237,096    0.78%         0.93%
  1996       10.24    0.419          (0.021)            (0.418)    --           10.22    4.01%      243,137    0.78%         0.93%
  1995        9.21    0.428           1.030             (0.428)    --           10.24   16.09%       43,373    0.72%         0.94%
  1994       10.33    0.440          (1.100)            (0.440)    (0.020)       9.21   (6.53%)      41,365    0.65%         0.77%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $10.31    0.454           0.171             (0.450)    (0.035)     $10.45    6.19%      $ 7,899    0.79%         0.94%
  1997       10.21    0.468           0.093             (0.461)    --           10.31    5.65%        7,826    0.79%         0.94%
  1996       10.23    0.415          (0.018)            (0.417)    --           10.21    4.01%        8,185    0.79%         0.94%
  1995        9.20    0.428           1.029             (0.427)    --           10.23   16.10%        8,649    0.73%         0.95%
  1994       10.32    0.440          (1.100)            (0.440)    (0.020)       9.20   (6.56%)       7,481    0.66%         0.80%

----------------------------
VIRGINIA MUNICIPAL BOND FUND
----------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $10.44    0.468           0.267             (0.468)    (0.026)     $10.68    7.19%     $ 29,252    0.69%         1.10%
  1997       10.28    0.475           0.168             (0.475)    (0.008)      10.44    6.46%       20,044    0.69%         1.09%
  1996       10.40    0.465          (0.120)            (0.465)    --           10.28    3.48%       15,911    0.71%         1.11%
  1995 (1)   10.00    0.309           0.445             (0.310)    (0.044)      10.40    7.67%*       6,247    0.71%*        1.11%*
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $10.48    0.367           0.276             (0.367)    (0.026)     $10.73    6.24%      $ 3,697    1.64%         1.92%
  1997       10.31    0.387           0.176             (0.385)    (0.008)      10.48    5.58%        1,476    1.60%         2.00%
  1996       10.43    0.378          (0.121)            (0.377)    --           10.31    2.58%          787    1.57%         1.97%
  1995 (2)   10.06    0.237           0.409             (0.232)    (0.044)      10.43    6.51%*         628    1.57%*        1.97%*

----------------------------
MARYLAND MUNICIPAL BOND FUND
----------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $ 9.95    0.416           0.270             (0.416)    --          $10.22    7.03%     $ 19,115    0.62%         1.15%
  1997        9.76    0.426           0.190             (0.426)    --            9.95    6.50%       11,461    0.63%         1.16%
  1996 (3)   10.00    0.309          (0.240)            (0.309)    --            9.76    1.07%*       5,808    0.71%*        1.36%*
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $ 9.96    0.325           0.281             (0.326)    --          $10.24    6.17%      $ 3,246    1.57%         1.96%
  1997        9.76    0.338           0.199             (0.337)    --            9.96    5.64%          561    1.54%         2.00%
  1996 (4)    9.53    0.200           0.226             (0.196)    --            9.76    7.67%*         113    1.55%*        2.20%*

----------
VALUE FUND
----------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $16.55    0.093           1.638             (0.095)    (3.085)     $15.10   13.64%     $577,042    1.03%         1.21%
  1997       13.39    0.137           3.237             (0.145)    (0.070)      16.55   25.41%      590,824    1.02%         1.17%
  1996       11.60    0.166           2.380             (0.165)    (0.591)      13.39   22.68%      553,648    1.02%         1.17%
  1995       10.73    0.245           2.619             (0.262)    (1.732)      11.60   28.76%      220,386    1.02%         1.17%
  1994       11.38    0.200          (0.240)            (0.190)    (0.420)      10.73   (0.49%)     166,713    1.01%         1.01%


                             RATIO OF
                          NET INVESTMENT
             RATIO OF        INCOME TO
           NET INVESTMENT     AVERAGE
             INCOME         NET ASSETS   PORTFOLIO
            TO AVERAGE       EXCLUDING   TURNOVER
            NET ASSETS      FEE WAIVERS     RATE
---------------------------------------------------
-----------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998            4.33%            4.15%        24%
  1997            4.57%            4.42%        30%
  1996            4.35%            4.20%        25%
  1995            4.34%            4.12%        28%
  1994            4.48%            4.36%        24%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998            4.33%            4.18%        24%
  1997            4.56%            4.41%        30%
  1996            4.12%            3.97%        25%
  1995            4.33%            4.11%        28%
  1994            4.47%            4.33%        24%

----------------------------
VIRGINIA MUNICIPAL BOND FUND
----------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998            4.41%            4.00%        28%
  1997            4.65%            4.25%        39%
  1996            4.61%            4.21%        24%
  1995 (1)        4.61%*           4.21%*       35%
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998            3.46%            3.18%        28%
  1997            3.73%            3.33%        39%
  1996            3.73%            3.33%        24%
  1995 (2)        3.76%*           3.36%*       35%

----------------------------
MARYLAND MUNICIPAL BOND FUND
----------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998            4.11%            3.58%        12%
  1997            4.38%            3.85%         5%
  1996 (3)        4.30%*           3.65%*        9%
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998            3.16%            2.77%        12%
  1997            3.43%            2.97%         5%
  1996 (4)        3.42%*           2.77%*        9%

----------
VALUE FUND
----------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998            0.63%            0.45%        71%
  1997            0.92%            0.77%       100%
  1996            1.38%            1.23%        82%
  1995            2.16%            2.01%       175%
  1994            1.82%            1.82%       116%

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commencement of operations for this class April 5, 1995
(2) Commencement of operations for this class April 17, 1995
(3) Commencement of operations for this class March 1, 1996.
(4) Commencement of operations for this class April 25, 1996
* Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.

    The accompanying notes are an integral part of the financial statements.
76

FINANCIAL HIGHLIGHTS                                                                                       CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year



                         INVESTMENT ACTIVITIES            DISTRIBUTIONS                                                   RATIO
           NET    --------------------------------------------------------     NET                  NET                  OF EXPENSES
          ASSET                     NET REALIZED                               ASSET              ASSETS,     RATIO      TO AVERAGE
          VALUE,       NET         AND UNREALIZED        NET                   VALUE,               END    OF EXPENSES   NET ASSETS
         BEGINNING  INVESTMENT      GAIN (LOSS)       INVESTMENT  CAPITAL       END      TOTAL   OF PERIOD  TO AVERAGE   EXCLUDING
         OF PERIOD    INCOME       ON INVESTMENTS       INCOME     GAINS     OF PERIOD  RETURN     (000)    NET ASSETS   FEE WAIVERS
------------------------------------------------------------------------------------------------------------------------------------
----------------------
VALUE FUND (CONTINUED)
----------------------
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $16.64    0.096           1.655           (0.096)     (3.085)       $15.21   13.69%  $ 34,434       1.03%       1.18%
  1997       13.47    0.136           3.248           (0.143)     (0.070)        16.64   25.42%    28,112       1.03%       1.18%
  1996       11.66    0.169           2.396           (0.164)     (0.591)        13.47   22.63%    17,997       1.03%       1.18%
  1995       10.78    0.250           2.623           (0.261)     (1.732)        11.66   28.71%    12,633       1.03%       1.18%
  1994       11.42    0.180          (0.220)          (0.180)     (0.420)        10.78   (0.45%)    8,115       1.02%       1.04%
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $16.59   (0.007)          1.642           --          (3.085)       $15.14   12.78%  $ 25,656       1.78%       2.03%
  1997       13.44    0.037           3.234           (0.051)     (0.070)        16.59   24.63%    13,269       1.73%       2.09%
  1996       11.64    0.091           2.384           (0.084)     (0.591)        13.44   21.81%     5,131       1.68%       2.03%
  1995 (1)   11.11    0.120           1.618           (0.136)     (1.072)        11.64   15.78%*    2,086       1.68%*      2.03%*

-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $15.96   (0.018)          2.780           (0.007)     (0.935)       $17.78   18.59%  $124,182       1.03%       1.21%
  1997       13.58    0.037           3.005           (0.041)     (0.621)        15.96   23.71%    99,364       1.02%       1.17%
  1996       10.87    0.043           2.709           (0.042)     --             13.58   25.38%    32,983       1.10%       1.25%
  1995       10.17    0.043           2.035           (0.046)     (1.332)        10.87   20.74%    19,592       1.10%       1.25%
  1994        9.79    0.010           0.380           (0.010)     --             10.17    4.13%    12,869       1.05%       1.05%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $15.80   (0.016)          2.747           (0.006)     (0.935)       $17.59   18.58%  $ 11,136       1.03%       1.18%
  1997       13.44    0.038           2.983           (0.040)     (0.621)        15.80   23.80%     7,900       1.03%       1.18%
  1996       10.76    0.043           2.677           (0.040)     --             13.44   25.34%     4,870       1.11%       1.26%
  1995       10.08    0.044           2.013           (0.045)     (1.332)        10.76   20.72%     3,261       1.11%       1.26%
  1994        9.74    0.010           0.340           (0.010)     --             10.08    3.70%     1,509       1.06%       1.18%
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $15.77   (0.077)          2.642           --          (0.935)       $17.40   17.49%  $  4,841       1.97%       2.02%
  1997 (2)   15.21   (0.016)          0.580           (0.004)     --             15.77   27.07%       432       1.93%*      2.07%*

-------------------
SPECIAL EQUITY FUND
-------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $16.45   (0.031)         (2.013)          --          (2.176)       $12.23   (13.77%)$ 90,311       1.04%       1.22%
  1997       13.73   (0.009)          3.114           (0.005)     (0.380)        16.45   23.28%   112,403       1.01%       1.16%
  1996       12.12    0.050           1.926           (0.053)     (0.313)        13.73   16.44%    77,931       1.04%       1.19%
  1995       10.56    0.100           1.928           (0.108)     (0.360)        12.12   20.07%    54,221       1.04%       1.19%
  1994       12.76    0.030          (0.460)          (0.020)     (1.750)        10.56   (4.74%)   43,640       1.03%       1.03%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $16.45   (0.027)         (2.027)          --          (2.176)       $12.22   (13.84%)$  4,973       1.04%       1.19%
  1997       13.72   (0.011)          3.126           (0.005)     (0.380)        16.45   23.38%     5,892       1.02%       1.17%
  1996       12.12    0.052           1.911           (0.050)     (0.313)        13.72   16.34%     4,660       1.05%       1.20%
  1995       10.56    0.100           1.927           (0.107)     (0.360)        12.12   20.06%     4,693       1.05%       1.20%
  1994       12.76    0.030          (0.460)          (0.020)     (1.750)        10.56   (4.76%)    3,436       1.04%       1.10%
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998      $16.18   (0.084)         (2.050)          --          (2.176)       $11.87   (14.67%)$  2,701       1.98%       2.03%
  1997       13.62   (0.063)          3.002           --          (0.380)        16.18   22.22%     2,133       1.93%       2.08%
  1996       12.08   (0.043)          1.899           (0.003)     (0.313)        13.62   15.47%       955       1.90%       2.05%
  1995 (3)   10.61    0.007           1.501           (0.038)     --             12.08   14.22%*      554       1.90%*      2.05%*


                             RATIO OF
                          NET INVESTMENT
             RATIO OF        INCOME TO
           NET INVESTMENT     AVERAGE
             INCOME         NET ASSETS   PORTFOLIO
            TO AVERAGE       EXCLUDING   TURNOVER
            NET ASSETS      FEE WAIVERS     RATE
---------------------------------------------------
----------------------
VALUE FUND (CONTINUED)
----------------------
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        0.63%           0.48%         71%
  1997        0.89%           0.74%        100%
  1996        1.35%           1.20%         82%
  1995        2.14%           1.99%        175%
  1994        1.81%           1.79%        116%
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998       (0.13%)         (0.38%)        71%
  1997        0.15%          (0.20%)       100%
  1996        0.71%           0.36%         82%
  1995 (1)    1.13%*          0.78%*       175%

-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998       (0.11%)         (0.29%)        39%
  1997        0.27%           0.12%        123%
  1996        0.37%           0.22%         86%
  1995        0.40%           0.25%        470%
  1994        0.17%           0.17%        271%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998       (0.11%)         (0.26%)        39%
  1997        0.27%           0.12%        123%
  1996        0.36%           0.21%         86%
  1995        0.39%           0.24%        470%
  1994        0.16%           0.04%        271%
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998       (1.08%)         (1.13%)        39%
  1997 (2)   (0.87%)*        (1.01%)*      123%

-------------------
SPECIAL EQUITY FUND
-------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998       (0.21%)         (0.39%)       231%
  1997       (0.07%)         (0.22%)       148%
  1996        0.39%           0.24%         98%
  1995        0.90%           0.75%         81%
  1994        0.32%           0.32%        117%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998       (0.21%)         (0.36%)       231%
  1997       (0.08%)         (0.23%)       148%
  1996        0.40%           0.25%         98%
  1995        0.89%           0.74%         81%
  1994        0.31%           0.25%        117%
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998       (1.15%)         (1.20%)       231%
  1997       (1.00%)         (1.15%)       148%
  1996       (0.47%)         (0.62%)        98%
  1995 (3)   (0.04%)*        (0.19%)*       81%

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commencement of operations for this class April 19, 1995.
(2) Commencement of operations for this class September 2, 1997.
(3) Commencement of operations for this class April 5, 1995.
*   Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                                                                       CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year



                         INVESTMENT ACTIVITIES            DISTRIBUTIONS                                                   RATIO
           NET    --------------------------------------------------------     NET                  NET                  OF EXPENSES
          ASSET                     NET REALIZED                               ASSET              ASSETS,     RATIO      TO AVERAGE
          VALUE,       NET         AND UNREALIZED        NET                   VALUE,               END    OF EXPENSES   NET ASSETS
         BEGINNING  INVESTMENT      GAIN (LOSS)       INVESTMENT  CAPITAL       END      TOTAL   OF PERIOD  TO AVERAGE   EXCLUDING
         OF PERIOD    INCOME       ON INVESTMENTS       INCOME     GAINS     OF PERIOD  RETURN     (000)    NET ASSETS   FEE WAIVERS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------
LIFE VISION MAXIMUM GROWTH PORTFOLIO
------------------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998     $ 10.65     0.025           0.670             (0.025)    --          $11.32  6.53%     $16,230      0.25%         0.66%
  1997(1)    10.00     0.032           0.650             (0.032)    --           10.65  6.82%      13,712      0.25%*        0.73%*

---------------------------------------
LIFE VISION GROWTH AND INCOME PORTFOLIO
---------------------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998     $ 10.51     0.183           0.561             (0.184)    (0.010)     $11.06  7.12%     $19,042      0.25%         0.59%
  1997(1)    10.00     0.091           0.506             (0.087)    --           10.51  5.97%      22,521      0.25%*        0.59%*

------------------------------
LIFE VISION BALANCED PORTFOLIO
------------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998     $ 10.46     0.239           0.579             (0.240)    (0.028)     $11.01  7.90%     $93,211      0.25%         0.42%
  1997(1)    10.00     0.116           0.454             (0.110)    --           10.46  5.70%      89,442      0.25%*        0.42%*



                         RATIO OF
                      NET INVESTMENT
          RATIO OF        INCOME TO
       NET INVESTMENT     AVERAGE
           INCOME        NET ASSETS   PORTFOLIO
         TO AVERAGE      EXCLUDING   TURNOVER
          NET ASSETS     FEE WAIVERS     RATE
------------------------------------------
------------------------------------
LIFE VISION MAXIMUM GROWTH PORTFOLIO
------------------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        0.23%             (0.18)%       75%
  1997(1)     0.72%*             0.24%*       34%

---------------------------------------
LIFE VISION GROWTH AND INCOME PORTFOLIO
---------------------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        1.68%              1.34%        57%
  1997(1)     2.11%*             1.77%*       25%

------------------------------
LIFE VISION BALANCED PORTFOLIO
------------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1998        2.21%              2.04%        52%
  1997(1)     2.66%*             2.49%*       43%

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commencement of operations June 30, 1997.
*   Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                  CRESTFUNDS, INC.
November 30, 1998

1. ORGANIZATION
CrestFunds, Inc. (the Company) is registered under the Investment Company Act of 1940 ( the "1940 Act"), as amended, as an open-end, management investment company organized as a Maryland corporation. The Company currently has fifteen investment portfolios (individually a "Fund" and collectively the "Funds"). The Funds offer one or more of three classes of shares, the Trust Class Shares, the Investors Class A Shares and the Investors Class B Shares. The Funds include:

EQUITY FUNDS
Value Fund
Capital Appreciation Fund
Special Equity Fund

BOND FUNDS
Limited Term Bond Fund
Intermediate Bond Fund
Government Bond Fund
Virginia Intermediate Municipal Bond Fund
Virginia Municipal Bond Fund
Maryland Municipal Bond Fund

MONEY MARKET FUNDS
Cash Reserve Fund
U.S. Treasury Money Fund
Tax Free Money Fund

LIFE VISION PORTFOLIOS
Life Vision Maximum Growth Portfolio
Life Vision Growth and Income Portfolio
Life Vision Balanced Portfolio

The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the
Funds:

     SECURITY VALUATION--Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discount and premiums are accreted and amortized ratably to maturity and are included in interest income.

     Investments in equity securities held by the Non-Money Market Funds which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sale price if readily available for each equity security on each business day; other equity securities traded in the over-the-counter markets and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general supervision of the Funds' Directors.

     FEDERAL INCOME TAXES--It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Distribution from net investment income for the Money Market Funds and Bond Funds are declared daily and paid monthly. Each of the Equity Funds declare and pay dividends from net investment income monthly. Any net realized capital gains will be distributed at least annually for all Funds. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises. Accordingly, the following permanent differences, primarily attributable to certain net operating losses, equalization, and other distribution classes, which for tax purposes have been used to offset net short-term capital gains, have been reclassified to the following accounts:

                                      ACCUMULATED  UNDISTRIBUTED
                           PAID-IN-     REALIZED   NET INVESTMENT
                           CAPITAL    GAIN (LOSS)     INCOME
     FUND                  (000)         (000)         (000)
     ------------------   ---------   -----------  --------------
     Cash Reserve         $    2       $    1        $  (3)
     U.S. Treasury             1           --           (1)
     Tax Free Money            2           (1)          (1)
     Limited Term Bond        --            1           (1)
     Intermediate Term Bond   (1)           3           (2)
     Government Bond          --           (2)           2
     Virginia Intermediate
       Municipal Bond         --            2           (2)
     Virginia Municipal Bond  --           (1)           1
     Value                     3         (100)          97
     Capital Appreciation    (97)        (121)         218
     Special Equity         (278)          --          278

NOTES TO FINANCIAL STATEMENTS (continued)                       CRESTFUNDS, INC.
November 30, 1998

     CLASSES--Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

     REPURCHASE AGREEMENTS--Each Fund, with the exception of Tax Free Money Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, and Maryland Municipal Bond Fund may invest in repurchase agreements. The Funds, through their sub-custodian, receive delivery of the underlying securities, whose market value including interest is required to be at least 102% of the resale price. The Funds' investment advisor, Crestar Asset Management Company, (formerly Capitoline Investment Services, Incorporated), is responsible for determining that the value of these underlying securities remains at least 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--The Financial Statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements.


3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     MANAGEMENT FEES--The Company's investment advisor is Crestar Asset Management Company (the Advisor), a wholly-owned subsidiary of Crestar Bank. Pursuant to an Investment Advisory Agreement, the Advisor is paid for advisory services to each Fund at the annual rate based on the following fee schedule; Cash Reserve Fund, U.S. Treasury Money Fund and Tax Free Money Fund; .40% of each Fund's average daily net assets for the first $500 million of net assets; .35% of each Fund's average daily net assets on the next $500 million of net assets; .30% of each Fund's average daily net assets on all remaining net assets; Capital Appreciation Fund, Value Fund and Special Equity Fund; .75% of each Fund's average daily net assets; Limited Term Bond Fund and Virginia Intermediate Municipal Bond Fund; .50% of each Fund's average daily net assets; Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund; .60% of each Fund's average daily net assets; Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio; .25% of each Portfolio's average daily net assets. The Advisor has voluntarily agreed to waive a portion of its fee for Virginia Municipal Bond Fund and Government Bond Fund in order to limit Advisory Fee to .50% for each Fund.

     On July 20, 1998 it was announced that Crestar Financial Corporation ("Crestar"), the parent of Crestar Bank which is the parent of Crestar Asset Management Company ("CAMCO"), the Funds' investment adviser, and SunTrust Banks, Inc. ("SunTrust"), had signed a definitive agreement for the acquisition of Crestar by SunTrust. The acquisition of Crestar by SunTrust was completed on December 31, 1998. It is currently the intention of Crestar and SunTrust to file an exemptive application with the Securities and Exchange Commission to permit the combination of certain of the CrestFunds with certain of the STI Classic Funds (mutual funds that are served by investment advisers that are subsidiaries of SunTrust). Any combination of CrestFunds and STI Classic Funds would require the approval of the board of directors and the shareholders of the CrestFunds.

     ADMINISTRATION AND DISTRIBUTION FEES--SEI Investments Mutual Fund Services (the Administrator), a Delaware business trust, serves as administrator to the Company. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (SEI), is the owner of all beneficial interest in the Administrator. The Administrator provides the Company with administrative services, including fund accounting, and regulatory reporting and is entitled to receive a fee at an annual rate of .15% of the average daily net assets of the Equity, Bond, and Money Market

NOTES TO FINANCIAL STATEMENTS (continued)                       CRESTFUNDS, INC.
November 30, 1998

     Funds. The Administrator has voluntarily agreed to waive a portion of its fee for Government Bond Fund and Virginia Municipal Bond Fund in order to limit operating expenses. The Administrator is entitled to receive a fee of $40,000 annually for each Life Vision Portfolio. The Administrator has voluntarily agreed to have its fee waived for each Life Vision Portfolio for the period ending November 30, 1998.

     SEI Investments Distribution Co. (the Distributor), a wholly-owned subsidiary of SEI, serves as distributor of each Fund's shares pursuant to a distribution agreement with the Company. The Trust Class and Investors Class A shares of the Funds have a separate distribution plan (the 12b-1
     Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the 12b-1 Plan, the Trust Class and Investors Class A shares of the Funds pay the Distributor as compensation for its services .15% of the aggregate average daily net assets of such classes of the Funds. The Distributor has agreed to waive any fees payable pursuant to the 12b-1 Plan.

     In addition, the Investors Class A shares of the Money Market Funds have a distribution plan (the Investors Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the Investors Class A Plan, the Investors Class A shares of the Money Market Funds pay the Distributor as compensation for its services .25% of such Class average daily net assets. The Distributor has agreed to waive any fees payable pursuant to the Investors Class A Plan.

     The Investors Class B shares of the Funds have a distribution plan (the B Shares Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the B Shares Plan, the Investors Class B shares of the Funds pay the Distributor as compensation for its services .75% of the aggregate average daily net assets of such class of the Funds. In addition, pursuant to the B Shares Plan, the Distributor is compensated at an annual rate of .25% of the B shares' average net assets for providing ongoing Shareholder support services to investors in B shares. The Distributor has agreed to waive a portion of its fees pursuant to the B Shares Plan in order to limit Distribution Fees to .95% for each Fund, except for the Value Fund for which the limit is .75%.

     On July 20, 1998, the CrestFunds, Inc. adopted a shareholder service plan (the "Plan") for Trust Class shares of the following Portfolios of the
     Fund: Limited Term Bond Fund; Intermediate Bond Fund; Government Bond Fund; Maryland Municipal Bond Fund; Virginia Intermediate Municipal Bond Fund; Virginia Municipal Bond Fund; (the "Bond Funds"), Value Fund; Capital Appreciation Fund; and Special Equity Fund (the "Equity Funds" and, together with the Bond Funds, the "Portfolios").

     Under the Plan, a Portfolio may pay the Distributor a negotiated fee at a rate of up to .25% annually of the average daily net assets of such Portfolio attributable to the Shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services. The Distributor has agreed to waive a portion of its shareholder service plan for trust class shares in order to limit shareholder service fees to .05% for bond funds and .10% for equity funds.

     TRANSFER AGENT AND CUSTODIAN FEES--Crestar Bank serves as the Company's transfer agent and dividend disbursing agent and is compensated for those services monthly by each Fund at an annual rate of .05% of the Fund's average daily net assets for the Trust Class and .06% of the Fund's average daily net assets for the Investors Class A and Investors Class B. In addition, Crestar Bank serves as the Company's custodian and is compensated at an annual rate of up to .04% of the Equity, Bond, and Money Market Fund's average daily net assets and up to .03% of each LifeVision Portfolio's average net assets.

     CONTINGENT DEFERRED SALES CHARGE (CDSC)--
     A CDSC is imposed on certain redemptions of Investors Class B shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Investors Class B shares until the redemption of such shares.

                                         CONTINGENT
                    FROM DATE OF       DEFERRED SALES
                      PURCHASE             CHARGE
                   --------------     -----------------
     Year 1 ........................        5.00%
     Year 2 ........................        4.00%
     Year 3 ........................        3.00%
     Year 4 ........................        3.00%
     Year 5 ........................        2.00%
     Year 6 ........................        1.00%
     Year 7 ........................        0.00%
     Year 8 ........................Conversion to A shares

NOTES TO FINANCIAL STATEMENTS (concluded)                       CRESTFUNDS, INC.
November 30, 1998

4. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, including U.S. Government securities, other than temporary cash investments, during the period ended November 30, 1998, for each Fund is as follows:

                                     PURCHASES    SALES
                                       (000)      (000)
                                    ----------  ----------
Limited Term Bond ................. $113,666   $106,658
Intermediate Bond .................  532,683    524,326
Government Bond ...................  115,418     99,778
Virginia Intermediate Municipal Bond  56,454     59,640
Virginia Municipal Bond ...........   17,674      7,473
Maryland Municipal Bond ...........    9,650      1,903
Value .............................  420,448    508,508
Capital Appreciation ..............   57,819     47,657
Special Equity ....................  262,653    267,457
Maximum Growth ....................   15,142     11,930
Growth and Income .................   12,061     14,927
Balanced ..........................   54,310     48,445

At November 30, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on securities at November 30, 1998, for each Fund is as follows:

                                                     NET
                    APPRECIATION  DEPRECIATION  APPRECIATION
                        (000)         (000)         (000)
                    ------------  ------------  ------------
Limited Term Bond ..  $ 1,137       $ (83)         $ 1,054
Intermediate Bond ..    5,628        (531)           5,097
Government Bond ....      942         (76)             866
Virginia Intermediate
   Municipal Bond ..   10,734        (156)          10,578
Virginia Municipal
   Bond ............    1,091          (9)           1,082
Maryland Municipal
   Bond ............      692          --              692
Value ..............  154,168     (16,669)         137,499
Capital Appreciation   45,367      (4,496)          40,871
Special Equity .....   12,394      (5,630)           6,764
Maximum Growth .....    1,232        (718)             514
Growth and Income ..    1,168        (745)             423
Balanced ...........    5,258      (2,552)           2,706

The Funds had capital losses carryforward at November 30, 1998, to the extent provided in the regulations for Federal income tax as follows:

                       CAPITAL LOSS
                         CARRYOVER   EXPIRES
                         11/30/98      2002
                       ------------ ----------
Cash Reserve .......    $  46,160       $ --
Tax Free ...........        8,746         --
Limited Term Bond ..    1,764,896    671,857
Special Equity .....    5,969,050         --
Capital Appreciation    1,589,565         --

                      EXPIRES       EXPIRES       EXPIRES       EXPIRES
                        2003         2004           2005          2006
                    ----------    ----------     ----------   ------------
Cash Reserve .......    $ --       $ 31,799       $ 14,361       $  --
Tax Free ...........      --             --             --       8,746
Limited Term Bond .. 254,023        555,287        283,729          --
Special Equity .....      --             --             --   5,969,050
Capital Appreciation      --             --             --   1,589,565

5. CONCENTRATION OF CREDIT RISK
The Virginia Intermediate Municipal Bond Fund, the Virginia Municipal Bond Fund, and the Maryland Municipal Bond Fund invest in debt securities in their respective states. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic or political conditions in that state.



--------------------------------------------------------------------------------
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE COMPANY. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE COMPANY, UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE COMPANY NOR SEI INVESTMENTS DISTRIBUTION CO. IS A BANK AND COMPANY SHARES ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK OR INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE. SEI INVESTMENTS DISTRIBUTION CO. AND CRESTAR BANK ARE NOT AFFILIATED.
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS OF
THE CRESTFUNDS, INC.
(Unaudited)


For Shareholders that do not have a November 30, 1998 taxable year end, this notice is for informational purposes only. For shareholders with a November 30, 1998 taxable year end, please consult your tax advisor as to the pertinence of the notice.

For the fiscal year ended November 30, 1998, each fund has designated the following items with regard to distributions paid during the year:

                                                                 (A)                 (B)                  (C)
                                                              LONG TERM           MID TERM             ORDINARY
                                                            CAPITAL GAINS       CAPITAL GAIN            INCOME
                                                            DISTRIBUTIONS       DISTRIBUTION         DISTRIBUTIONS
               FUND                                          (TAX BASIS)         (TAX BASIS)          (TAX BASIS)
                                                           --------------      --------------       ---------------
Cash Reserve...............................................       0%                   0%                  100%
U.S. Treasury..............................................       0%                   0%                  100%
Tax Free Money Market......................................       0%                   0%                    0%
Limited Term Bond..........................................       0%                   0%                  100%
Intermediate Bond..........................................       0%                   0%                  100%
Government Bond............................................       0%                   0%                  100%
Virginia Intermediate Municipal Bond.......................       0%                   7%                    0%
Virginia Municipal Bond....................................       2%                   3%                    0%
Maryland Municipal Bond....................................       0%                   0%                    0%
Value......................................................      30%                  32%                   38%
Capital Appreciation.......................................       2%                  30%                   68%
Special Equity.............................................      26%                  31%                   43%
Life Vision Maximum Growth.................................       0%                   0%                  100%

LIFE VISION GROWTH AND INCOME..............................       0%                   0%                  100%
Life Vision Balanced.......................................       0%                   0%                  100%

                                                                                     (E)
                                                                                  (A+B+C+D)
                                                                 (D)                TOTAL                (F)
                                                             TAX EXEMPT         DISTRIBUTION         QUALIFYING
               FUND                                           INTEREST           (TAX BASIS)        DIVIDENDS (1)
               ----                                          -----------         -----------          ----------
Cash Reserve...............................................       0%                 100%                    0%
U.S. Treasury..............................................       0%                 100%                    0%
Tax Free Money Market......................................     100%                 100%                    0%
Limited Term Bond..........................................       0%                 100%                    0%
Intermediate Bond..........................................       0%                 100%                    0%
Government Bond............................................       0%                 100%                    0%
Virginia Intermediate Municipal Bond.......................      93%                 100%                    0%
Virginia Municipal Bond....................................      95%                 100%                    0%
Maryland Municipal Bond....................................     100%                 100%                    0%
Value......................................................       0%                 100%                   97%
Capital Appreciation.......................................       0%                 100%                  100%
Special Equity.............................................       0%                 100%                   46%
Life Vision Maximum Growth.................................       0%                 100%                   86%
Life Vision Growth and Income..............................       0%                 100%                   48%
Life Vision Balanced.......................................       0%                 100%                   48%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A), (B), (C) and (D) are based on a percentage of each fund's total distributions.

                                                           NOTES

                                      CREST
                                      -----
                                      FUNDS

                            A FAMILY OF MUTUAL FUNDS
                                   MANAGED BY
                        CRESTAR ASSET MANAGEMENT COMPANY